UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Aviat Networks, Inc.
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(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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AVIAT NETWORKS, INC.
200 Parker Drive, Suite C100A
Austin, TX 78728
Notice of Annual Meeting of Stockholders for Fiscal Year 2026
to be held on November 11, 2026
TO THE HOLDERS OF COMMON STOCK OF AVIAT NETWORKS, INC.
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders for fiscal year 2026 (the “Annual Meeting”) of Aviat Networks, Inc. (the “Company”) will be held online only on November 11, 2026, at 12:30 p.m. Central Time. You may attend the Annual Meeting online via webcast by visiting www.virtualshareholdermeeting.com/AVNW2026 and entering your 16-digit control number included with the proxy card. You will be able to vote your shares and submit questions while attending the Annual Meeting online for the following purposes:
1.    To elect seven directors to serve until the Company’s 2027 Annual Meeting of Stockholders or until their successors have been elected and qualified;
2.    To vote on the ratification of the appointment by our Audit Committee of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for fiscal year 2027;
3.    To hold an advisory, non-binding vote to approve the Company’s named executive officer compensation (“Say-on-Pay”);
4.    To approve Amendment No. 2 of the Amended and Restated Tax Benefit Preservation Plan between the Company and Computershare Inc., as Rights Agent; and
5.    To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement or other delay thereof.
Only holders of common stock at the close of business on September 14, 2026 are entitled to notice of and to vote at the Annual Meeting or any adjournment, postponement or other delay thereof.
Whether or not you expect to attend the Annual Meeting online, we urge you to submit a proxy to vote your shares. This will help ensure the presence of a quorum at the Annual Meeting.

By Order of the Board of Directors
October 2, 2026	/s/ Peter A. Smith President and Chief Executive Officer

Aviat Networks, Inc.
Notice of Annual Meeting
FY2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON NOVEMBER 11, 2026
This Proxy Statement for the 2026 Annual Meeting of Stockholders and our Annual Report to Stockholders for the Fiscal Year Ended July 3, 2026 are available at www.proxyvote.com
Your vote is important regardless of the number of shares you own. The Board of Directors urges you to sign, date and return the enclosed proxy card by mail (using the enclosed postage-paid envelope) as promptly as possible, or vote electronically or by telephone as described in the attached proxy statement. If you have any questions or need assistance in voting your shares, please contact Broadridge toll-free at 1-800-690-6903.

Aviat Networks, Inc.
Notice of Materials Availability
FY2026

Aviat Networks, Inc.
Proxy Statement
FY2026    i

TABLE OF CONTENTS
(continued)

Aviat Networks, Inc.
Proxy Statement
FY2026    ii

AVIAT NETWORKS, INC.
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 11, 2026
This proxy statement (this “Proxy Statement”) applies to the solicitation of proxies by the Board of Directors (the “Board”) of Aviat Networks, Inc. (which we refer to as “Aviat,” the “Company,” “we,” “our,” and “ours”) for use at the Annual Meeting of Stockholders for fiscal year 2026 and any adjournment, postponement or other delay thereof (the “Annual Meeting”), to be held at 12:30 p.m., Central Time, on November 11, 2026. The Annual Meeting will be held online via webcast, at www.virtualshareholdermeeting.com/AVNW2026 (“Meeting Website”). Stockholders attending the meeting online via webcast will be able to submit questions and vote their shares electronically at the meeting. These proxy materials are being made available on or about September 14, 2026, to our stockholders entitled to notice of and to vote at the Annual Meeting.
To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or voting instruction form. The Annual Meeting will begin promptly at 12:30 p.m., Central Time. Online access and check-in will begin at 12:15 p.m., Central Time. We encourage you to access the Meeting Website prior to the start time to allow ample time for login procedures and so you may address any technical difficulties before the Annual Meeting begins. If you encounter any difficulties accessing the webcast Annual Meeting during login or in the course of the meeting, please contact the phone number found on the login page at www.virtualshareholdermeeting.com/AVNW2026.
You may vote and ask questions during the Annual Meeting by following the instructions available on the Meeting Website at the time of the Annual Meeting. Stockholders may submit questions electronically, in real-time during the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for 10 days prior to the Annual Meeting for examination by any stockholder for any purpose germane to the Annual Meeting by emailing our Investor Relations team at investorinfo@aviatnet.com.
ABOUT THE ANNUAL MEETING
What is the purpose of the Annual Meeting?
The purpose of the Annual Meeting is to obtain stockholder action on the matters outlined in the notice of meeting included with this Proxy Statement. All holders of shares of common stock at the close of business on September 14, 2026, are entitled to notice of and to vote at the Annual Meeting. At the Annual Meeting, our stockholders will vote (i) to elect seven directors, (ii) on the ratification of the appointment by our Audit Committee of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for fiscal year 2027, (iii) on an advisory, non-binding resolution to approve the Company’s named executive officer compensation (“Say-on-Pay”), (iv) to approve Amendment No. 2 of the Amended and Restated Tax Benefit Preservation Plan between the Company and Computershare Inc., as Rights Agent, and (v) to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement or other delay thereof.
What is the record date, and who is entitled to vote at the Annual Meeting?
The record date for the stockholders entitled to vote at the Annual Meeting is September 14, 2026 (the “Record Date”). The Record Date was established by the Board as required by the Delaware General Corporation Law and the Amended and Restated Bylaws of the Company (the “Bylaws”). Owners of shares of our common stock at the close of business on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting. You may vote all shares that you owned as of the Record Date.
Aviat Networks, Inc.
Proxy Statement
FY2026    1

What are the voting rights of the holders of common stock at the Annual Meeting?
Each outstanding share of our common stock is entitled to one vote on each matter considered at the Annual Meeting. As of the Record Date, there were 12,858,631 shares of our common stock outstanding.
Who may attend the Annual Meeting?
All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Stockholders will be able to participate in the Annual Meeting online via webcast by visiting www.virtualshareholdermeeting.com/AVNW2026 and entering the 16-digit control number included in your proxy card or in the instructions that accompanied your proxy materials.
The Annual Meeting will begin promptly at 12:30 p.m Central time. Online check-in will be available beginning at 12:15 p.m, Central time. Please allow ample time for online check-in procedures. If you encounter any difficulties accessing the webcast Annual Meeting during login or in the course of the meeting, please contact the phone number found on the login page at www.virtualshareholdermeeting.com/AVNW2026.
If your shares are held in “street name” (that is, through a bank, broker or other holder of record) and you wish to attend the Annual Meeting but did not receive a 16-digit control number from your bank or brokerage firm, please follow the instructions from your bank or brokerage firm, including any requirement to obtain a legal proxy. Most banks or brokerage firms allow a stockholder to obtain a legal proxy either online or by mail.
You may contact us by calling 512-265-3680 for more information or directions on how to attend the Annual Meeting online.
How do I vote?
Stockholders of record can vote by proxy as follows:
•    Via the Internet: Stockholders may submit voting instructions through the Internet by following the instructions included with the proxy card;
•    By Telephone: Stockholders may submit voting instructions by telephone by following the instructions included with the proxy card;
•    By Mail: Stockholders may sign, date and return their proxy card in the pre-addressed, postage-paid envelope provided; or
•    At the Annual Meeting: You may attend the Annual Meeting online via webcast, vote, and submit a question during the Annual Meeting online by visiting www.virtualshareholdermeeting.com/AVNW2026 and using your 16-digit control number to enter the meeting even if you have previously returned a proxy card.
How can I access the proxy materials and annual report on the internet?
This Proxy Statement, the form of proxy card, and our annual report on Form 10-K for the fiscal year ended July 3, 2026 are available at www.Proxyvote.com.
Aviat Networks, Inc.
Proxy Statement
FY2026    2

Why is Aviat soliciting proxies?
In lieu of personally attending and voting at the Annual Meeting, you may appoint a proxy to vote on your behalf. The Board has designated proxy holders to whom you may submit your voting instructions. The proxy holders for the Annual Meeting are John Mutch, Chair of the Board, and Peter A. Smith, Director, President and Chief Executive Officer (“CEO”).
How do I revoke my proxy?
If you are a stockholder of record, you may revoke your proxy at any time before your shares are voted at the Annual Meeting by:
•    delivering a written notice of revocation to the Company’s Secretary, at 200 Parker Drive, Suite C100A, Austin, TX 78728;
•    signing, dating and returning a proxy card bearing a later date;
•    submitting another proxy by Internet or telephone (the latest dated proxy will control); or
•    attending the Annual Meeting and voting online by ballot.
If you hold your shares in “street name,” you should follow the directions provided by the bank, broker or other holder of record to revoke your proxy. Regardless of how you hold your shares, your online attendance at the Annual Meeting after having executed and delivered a valid proxy card will not in and of itself constitute a revocation of your proxy.
What vote is required to approve each item?
•    Proposal No. 1 (election of directors): the director nominees will be elected by a majority of the votes cast. Stockholders may not cumulate votes in the election of directors. The Board recommends a vote “FOR” all nominees under Proposal No. 1.
•    Proposal No. 2 (ratification of appointment of independent registered public accounting firm): the affirmative vote by the holders of a majority of the voting power of the common stock present online or represented by proxy at the Annual Meeting and entitled to vote on the proposal is necessary for approval of Proposal No. 2. The Board recommends a vote “FOR” Proposal No. 2.
•    Proposal No. 3 (advisory, non-binding vote on named executive officer compensation): the affirmative vote by the holders of a majority of the voting power of the common stock present online or represented by proxy at the Annual Meeting and entitled to vote on the proposal is necessary for approval of Proposal No. 3. The Board recommends a vote “FOR” Proposal No. 3.
•    Proposal No. 4 (Amendment No. 2 of the Amended and Restated Tax Benefit Preservation Plan): the affirmative vote by the holders of a majority of the voting power of the common stock present online or represented by proxy at the Annual Meeting and entitled to vote on the proposal is necessary for approval of Proposal No. 4. The Board recommends a vote “FOR” Proposal No. 4.
What happens if a director does not receive a sufficient number of votes?
Aviat’s Corporate Governance Guidelines provide that a director nominee who receives a greater number of votes “AGAINST” his or her election than votes “FOR” his or her election must promptly offer his or her resignation to the Board. The Board will determine whether to accept the nominee’s resignation. See “Majority Voting for Directors” for additional information.
Aviat Networks, Inc.
Proxy Statement
FY2026    3

What constitutes a quorum, abstention and broker “non-vote”?
The presence at the Annual Meeting virtually through the webcast, or by proxy of the holders of common stock entitled to cast a majority of the voting power of all of the common stock issued and outstanding and entitled to vote at the Annual Meeting constitutes a quorum for the transaction of business at the Annual Meeting.
Abstentions and broker “non-votes” are counted as present and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting. An abstention occurs when a stockholder does not vote for or against a proposal but specifically abstains from voting. A broker “non-vote” occurs when a bank, broker or other holder of record holding shares in street name for a beneficial owner signs and submits a proxy or votes with respect to shares of common stock held in a fiduciary capacity, but does not vote on a particular matter because the bank, broker or other holder of record does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner or because the bank, broker or other holder of record elects not to vote on a matter as to which it does have discretionary voting power. Under the rules governing banks, brokers and other holders of record who are voting with respect to shares held in street name, such entities have the discretion to vote such shares on routine matters but not on non-routine matters. Only Proposal No. 2 is a routine matter.
For Proposal No. 1, abstentions and broker “non-votes”, if any, will be disregarded and have no effect on the outcome of the vote. For Proposals No. 2 through No. 4, abstentions will have the same effect as voting against the proposal, and broker “non-votes”, if any, will be disregarded and have no effect on the outcome of the vote.
Who pays for the cost of solicitation?
We will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card, and any additional solicitation materials that may be furnished to our stockholders and the maintenance and operation of the website providing Internet access to these proxy materials. We will reimburse banks, brokers and other holders of record for reasonable expenses incurred in sending proxy materials to beneficial owners of our common stock and maintaining Internet access for such materials and the submission of proxies. We may supplement the original solicitation of proxies by mail through solicitation by telephone, email, over the Internet or by other means by our directors, officers and other employees. No additional compensation will be paid to these individuals for any such services.
What is the deadline for submitting proposals and director nominations for the 2027 Annual Meeting?
For stockholder proposals that are not intended to be included in next year’s proxy statement and for director nominations, a stockholder of record must submit a written notice thereof, which notice must be received by our Corporate Secretary at our principal executive offices not earlier than August 13, 2027 nor later than September 12, 2027. The full requirements for the submission of proposals of business not intended to be included in the Company’s proxy and of nominations of directors are contained in Article II, Sections 13 and 14, respectively, of our Bylaws, which are available for review at our website, www.aviatnetworks.com.
Stockholder proposals intended for inclusion in next year’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) must be directed to the Corporate Secretary, Aviat Networks, Inc., at our principal executive offices, and must be received by June 4, 2027.
In accordance with the rules of the SEC, the proxies solicited by the Board for the 2027 Annual Meeting will confer discretionary authority on the proxy holders to vote on any director nomination or stockholder proposal properly presented at the 2027 Annual Meeting if the Company fails to receive notice of such matter in accordance with the periods specified above. If the Company does not receive notice of a proposal by and between periods specified above, it will be considered "untimely".
Aviat Networks, Inc.
Proxy Statement
FY2026    4

Who will count the votes?
Broadridge will tabulate the votes cast by proxy. The Company has retained an independent inspector of elections in connection with Aviat’s solicitation of proxies for the Annual Meeting. Aviat intends to notify stockholders of the results of the Annual Meeting by filing a Form 8-K with the SEC.
CORPORATE GOVERNANCE
We believe in and are committed to sound corporate governance principles. We adopted a Code of Conduct, Corporate Governance Guidelines, Insider Trading Policy and written charters for the Governance and Nominating Committee, Audit Committee and Compensation Committee which are available in the Governance subsection of the Investors page of our website at https://aviatnetworks.com. Each of our Board committees is required to conduct an annual review of its charter and applicable guidelines.
Board Members
The authorized size of the Board is currently up to seven directors. Our Bylaws require that the Board have a minimum of three directors. Directors are nominated by the Governance and Nominating Committee of the Board, and all members of our Board are elected annually. The following are the members of the Board as of the date of this Proxy Statement.

Name	Title and Positions
John Mutch	Director, Chair of the Board
Laxmi Akkaraju	Director
Scott Halliday	Director
Bryan Ingram	Director
Michele Klein	Director
Peter A. Smith	Director, President and Chief Executive Officer
Bruce Taten	Director

The Board has determined that each of our current directors, other than Mr. Smith, has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is otherwise independent in accordance with the listing rules of the NASDAQ Stock Market (the “NASDAQ Listing Rules”). Our independent directors regularly meet in executive session without members of management present, with the independent Chair presiding.
All of our directors are requested to attend our annual meetings of stockholders. All of our directors who were directors at the time of the 2025 Annual Meeting, attended our 2025 Annual Meeting either in-person or via telephone.
Aviat Networks, Inc.
Proxy Statement
FY2026    5

Director Selection Process
The Governance and Nominating Committee engages in continuous Board succession planning and evaluation of Board composition, working closely with our Board in determining the skills, experiences, and characteristics desired for the Board as a whole and for its individual members. The Governance and Nominating Committee is responsible for leading the search for qualified individuals for election as directors to ensure the Board has an optimal mix of skills, expertise and diversity of background. The Governance and Nominating Committee recommends candidates, including incumbent directors, to the full Board for annual election. Any formal invitation to a director candidate to join the Board is authorized by the full Board. The Governance and Nominating Committee identifies candidates through a variety of means, including through organizations focused on increasing under-represented groups on public company boards, recommendations from members of the Board, suggestions from Company management and, from time to time, a third-party search firm. The Governance and Nominating Committee also considers candidates recommended by stockholders. Stockholders wishing to recommend director candidates for consideration by the Governance and Nominating Committee may do so by writing to the Secretary of the Company, giving the recommended candidate’s name, biographical data and qualifications.
Director Nominees
We expect each nominee standing for election as a director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated. There are no family relationships between or among any of our executive officers, directors, or director nominees.
Except as described below, there are no material legal proceedings in which any director, director nominee, officer, or affiliate of the Company or any owner of record or beneficial owner of more than five percent of any class of voting securities of the Company or any, associate of such director, officer, affiliate of the Company or security holder, is a party adverse to us or has a material interest adverse to us.
On August 13, 2025 and October 21, 2025, NEC filed requests for arbitration under the Rules of Arbitration of the International Chamber of Commerce against the Company, and certain of its subsidiaries, Aviat U.S., Inc. and Aviat Networks (S) Pte. Ltd. (“Aviat Singapore”). NEC’s requests for arbitration assert breach of contract claims arising out of the Company’s 2023 acquisition of NEC’s wireless backhaul business under the Master Sale of Business Agreement (“MSBA”) and certain linked agreements entered into pursuant to the MSBA to govern the ongoing post-closing relationship between the parties. NEC alleges that the Company is required to purchase $19.0 million of additional component parts under the Manufacturing and Supply Agreement (“MSA”), failed to pay outstanding accounts payable balances which are reflected in Accounts payable of the Company’s consolidated balance sheets and disclosed in the Related Party Transactions, failed to release the remaining escrow balance under the MSBA, failed to reimburse NEC for audit fees under an alleged email agreement, and failed to pay service fees under the Global Transition Services Agreement (the “TSA”) and the Outsourcing Services Agreement (the “OSA”). The Company answered the requests for arbitration on September 24, 2025 and November 25, 2025, respectively, denying all allegations and intends to defend itself vigorously. Additionally, the Company asserted breach of contract counterclaims against NEC and certain of its subsidiaries for NEC’s destruction of necessary tooling under the MSA and outstanding accounts receivable balances under the TSA. The Company also asserted tort counterclaims related to NEC’s post-closing conduct and asserted a competing claim for the remaining escrow balance under the MSBA. As of July 3, 2026, the Company cannot predict the outcome of these matters given the early stage of the proceedings and continues to work through the arbitration process. As such, no loss accrual is deemed necessary. The Company will continue to evaluate the proceedings and the expected outcome of this matter.

Board and Committee Meetings and Attendance
In fiscal year 2026, the Board held five regularly scheduled meetings and six special meetings. Each of the Board members attended at least 75% of the aggregate total number of meetings of the Board and committees of which they were members during the fiscal year.
Aviat Networks, Inc.
Proxy Statement
FY2026    6

Board Member Qualifications
Our Board believes that its members should encompass a range of talents, skills and expertise, which enables the Board to provide sound guidance with respect to the Company’s operations, interests and strategy. Candidates for the position of director should exhibit proven leadership capabilities, high integrity, exercise high level responsibilities within their respective careers, and possess an ability to quickly grasp complex principles of business, finance, enterprise risk, international transactions, and communication technologies. Our Board seeks a variety of professional experiences and backgrounds among its members to better ensure a breadth of expertise to support the Company’s strategy. The Board has chosen not to impose term limits or mandatory retirement age with regard to service on the Board in the belief that a mix of tenure of directors, some who have institutional memory and have worked with different CEOs and management teams and who have developed an in-depth understanding of the Company and its business, middle-tenured directors, and newer directors with new and relevant skills and experience, brings a more balanced set of perspectives to our Board. In addition to considering a candidate’s experiences and background, candidates are reviewed in the context of the current composition of the Board and evolving needs of our businesses. In particular, the Board has sought to include members that have experience in establishing, growing and leading communications companies in senior management positions and serving on the board of directors of other companies. In determining that each of the members of the Board is qualified to be a director, the Board has relied on the attributes listed below and, where applicable, on the direct personal knowledge of each of the members’ prior service on the Board.
Directors’ Biographies
The following is a brief description of the business experience and background of each nominee for director, including the capacities in which each has served during at least the past five years:
Aviat Networks, Inc.
Proxy Statement
FY2026    7

Mr. John Mutch, age 70, currently serves as Chair of the Board and has served on the Board since January 2015. Mr. Mutch is a veteran of the U.S. Navy. He served on the Board of Directors of Steel Excel Inc., a provider of drilling and production services to the oil and gas industry and a provider of event-based sports services and other health-related services, from 2007 to 2016. From December 2008 to January 2014, he served as Chairman of the board of directors and Chief Executive Officer of Beyondtrust Software, a privately-held security software company. During this time, Mr. Mutch co-authored the book “Preventing Good People from Doing Bad Things: Implementing Least Privilege” which focuses on enterprise security. Mr. Mutch is the founder and has been the managing partner of MV Advisors LLC, a strategic block investment firm that provides focused investment and strategic guidance to small and mid-cap technology companies, since December 2005. Prior to founding MV Advisors LLC, in March 2003, Mr. Mutch was appointed by the U.S. Bankruptcy court to the board of directors of Peregrine Systems, Inc., a provider of enterprise asset and service management solutions. He assisted that company in a bankruptcy work-out proceeding and was named President and Chief Executive Officer in July 2003. Previous to running Peregrine Systems, Inc., Mr. Mutch served as President, Chief Executive Officer and a director of HNC Software, an enterprise analytics software provider. Before HNC Software, Mr. Mutch spent seven years at Microsoft Corporation in a variety of executive sales and marketing positions. Mr. Mutch previously served on the boards of directors of Phoenix Technologies Ltd., a leader in core systems software products, services and embedded technologies, Edgar Online, Inc., a provider of financial data, analytics and disclosure management solutions, Aspyra, Inc., a provider of clinical and diagnostic information systems for the healthcare industry, Overland Storage, Inc., a provider of unified data management and data protection solutions, and Brio Software, Inc., a provider of business intelligence software. He has served as a director at Agilysys, Inc., a provider of information technology solutions, since March 2009. From April 2017 to May 2019, Mr. Mutch served as a director at Maxwell Technologies, Inc., a manufacturer of energy storage and power delivery solutions for automotive, heavy transportation, renewable energy, backup power, wireless communications and industrial and consumer electronics applications. From July 2017 to March 2018, he served as a director at YuMe, Inc., a provider of digital video brand advertising solutions, at which time YuMe was acquired by RhythmOne plc, a technology-enabled digital media company. Mr. Mutch continued serving as a director on the RhythmOne board until January 2019. In April 2025, Mr. Mutch was appointed as a director to serve on the board of Universal Electronics Inc. (NASDAQ: UEIC). Mr. Mutch holds a Bachelor of Science in Economics from Cornell University and a Master of Business Administration from the University of Chicago.
Mr. Mutch brings to the Board extensive experience as an executive in the technology sector. He also has experience as a director at several public companies in the technology sector. He is or has been a member of the audit committee of various public and private companies and brings valuable financial expertise to the Board. For these reasons, we believe Mr. Mutch is qualified to continue serving on the Board.
Ms. Laxmi Akkaraju, age 57, has served on the Board since November 2023. Ms. Akkaraju has been the Chief Delivery Officer for Cognite, a global leader in industrial software, since April 2021, having previously served in Senior Vice President roles for Strategy and Customer Services since 2021. She is also a Board Member for the Moller Mobility Group and sits on the Advisory Boards for Digital Norway and BI Norwegian Business School. Prior to Cognite, Ms. Akkaraju was Chief Strategy Officer from 2017 to 2020 for the GSM Association (GSMA), a non-profit industry organization that represents the interests of mobile network operators worldwide. From 2008 to 2017 Ms. Akkaraju was an acting Executive Vice President at EVRY, and prior to that held senior positions at Mu Dynamics (now Spirent) and Holte Consulting. Ms. Akkaraju holds a Bachelor of Science in Civil Engineering from University of New Mexico and a Master of Science in Civil Engineering from the University of Colorado Boulder. We believe Ms. Akkaraju’s experience and success in the wireless industry qualifies her to continue to serve as a member of the Board.
Aviat Networks, Inc.
Proxy Statement
FY2026    8

Mr. Scott Halliday, age 66, has served on the Board since January 2025. Mr. Halliday worked for EY (formerly Ernst & Young) for thirty-seven years until his retirement in 2019. Mr. Halliday’s roles with EY included senior and board-level positions, including Chairman of EY's United Kingdom and Japan firms, and Director of EY Global, Americas, EMEIA and Japan boards. Mr. Halliday led multibillion-dollar operations and thousands of employees, while directing and navigating strategic growth. He also assisted in the development of the Audit Firm Governance Code in both the UK and Japan, working closely with the UK Financial Reporting Council (FRC) and Japan Financial Services Agency (JFSA). Mr. Halliday brings a wealth of experience in advising boards of directors and audit committees at Global 500 companies, as well as international governments to address key trends, governance and risk management. Mr. Halliday holds a Bachelor of Business Administration in Accounting from the University of Texas and is a Certified Public Accountant. We believe Mr. Halliday’s extensive experience in public company accounting and executive leadership qualifies him to serve as a member of the Board.
Mr. Bryan Ingram, age 62, has served on the Board since November 2021. Mr. Ingram is a senior corporate executive and advisor whose technology career spans 35 years in executive management roles with industry leaders Broadcom, Avago, Agilent, HP, and Westinghouse. He has a proven record in the global semiconductor industry for delivering highly differentiated product performance, cost improvements, resilient supply chains, and driving growth through the wireless ecosystem. In January 2026, Mr. Ingram was appointed as a director to serve on the board of MACOM Technology Solutions Holdings, Inc. (NASDAQ: MTSI), where he serves on the nominating and governance committee as well as the compensation committee. Mr. Ingram previously served as a director for Penguin Solutions (formerly Smart Global Holdings) from October 2018 to February 2026, where he served on the nominating and governance committee as well as the compensation committee. Mr. Ingram was also a director for Anokiwave from June 2020 until February 2025. Most recently, from November 2019 to March 2020, Mr. Ingram served as a consultant for Broadcom, and he previously served as senior vice president and general manager of Broadcom’s Wireless Semiconductor Division, from November 2015 to October 2019, where he oversaw the development, production, and marketing of RF components for handsets and other wireless devices. Prior to Broadcom, Mr. Ingram served as the Chief Operating Officer for Avago Technologies from April 2013 to October 2015. From October of 2015 until May 2016, Mr. Ingram served as the Senior Vice President and General Manager of the Wireless Semiconductor Division of Avago Technologies. Mr. Ingram holds a Bachelor of Science in Electrical Engineering from the University of Illinois and a Master of Science in Electrical Engineering from Johns Hopkins University. We believe Mr. Ingram’s experience and success in the semiconductor industry, as well as supply chain expertise, qualify him to continue to serve as a member of the Board.
Ms. Michele Klein, age 77, was appointed to the Board in May 2021. She is an experienced public company director, venture capital investor and CEO. Ms. Klein chairs our Governance and Nominating Committee and serves on the Compensation Committee. From 2019 until March 2025, Ms. Klein was a director of Intevac, where she served on the Compensation and Nominating and Governance Committees. From 2021 to 2023 Ms. Klein was a director of Rockley Photonics where she chaired the Nominating and Governance Committee and served on the Compensation Committee. In 2017 she was elected a director of Photon Control, a provider of optical sensors and systems to the semiconductor industry, where she served on Audit and chaired the M&A Committee from 2017 until the Company’s acquisition in 2021. From 2005 to 2010 Ms. Klein served as Sr. Director of Applied Ventures LLC, the venture capital arm of Applied Materials, where she recommended and managed investments in energy storage and solar energy and represented Applied Materials on the boards of energy technology companies. Ms. Klein co-founded Boxer Cross, a semiconductor equipment manufacturer, and served as Chief Executive Officer and Director from 1997 until its acquisition by Applied Materials in 2003. She previously co-founded and led High Yield Technology, a semiconductor metrology company, from 1986 until its acquisition by public Pacific Scientific in 1996. Ms. Klein earned a BS degree from the University of Illinois and an MBA from the Stanford Graduate School of Business. We believe Ms. Klein’s investment and capital markets experience, and leadership roles in both public and private manufacturing companies in semiconductor, communications infrastructure, wireless and tech-enabled services, qualify her to continue to serve as a director of the Company.
Aviat Networks, Inc.
Proxy Statement
FY2026    9

Mr. Peter A. Smith, age 60, has been our President and CEO since January 2020 and a member of the Board since February 2020. Mr. Smith has more than 25 years of leadership experience in business management and a proven track record of creating value for companies. He most recently served as Senior Vice President, US Windows and Canada for Jeld-Wen from March 2017 to December 2019, where he had full profit and loss responsibility for Jeld-Wen’s $1B+ windows business, implementing lean manufacturing principles and strategic development programs to deliver growth and improved profitability. Prior to Jeld-Wen, from October 2013 to March 2017, he served as President of Polypore International’s Transportation and Industrial segment and oversaw transformative initiatives that helped prepare the former public company for sale to the Asahi Kasei Group. Previously, he served as Chief Executive Officer and a director of Voltaix Inc., until its sale to Air Liquide.
Earlier in his career, Mr. Smith held various executive leadership positions at Fortune 100 and Fortune 500 companies, including Cooper Industries, Dover Knowles Electronics and Honeywell Specialty Materials. In these roles, his responsibilities ran the gamut of operations, sales and marketing, business development, and mergers and acquisitions. Mr. Smith also served on the boards of Adaptive 3D from 2020 to 2021 and Soleras Advanced Coatings from 2015 to 2018. He has both a Bachelor of Science degree in Material (Ceramics) Engineering and PhD in Material Science and Engineering from Rutgers University and holds a Master of Business Administration degree from Arizona State University. We believe Mr. Smith’s executive leadership experience and position as the Company’s CEO qualify him to continue serving on the Board.
Mr. Bruce Taten, age 70, was appointed to the Board in March 2022. Mr. Taten served as Senior Vice President, General Counsel and Chief Compliance Officer for Cooper Industries, plc from 2008 until its merger with Eaton Corporation in October 2012. Previously, Mr. Taten was Vice President and General Counsel at Nabors Industries from 2003 until 2008 and earlier practiced law with Simpson Thacher & Bartlett LLP and Sutherland Asbill & Brennan LLP. Before attending law school, he practiced as a C.P.A. with Peat Marwick Mitchell & Co., which is now KPMG, in New York. From 2015 to date, Mr. Taten is a practicing attorney. He is admitted to practice law in the states of Texas and New York. Mr. Taten earned his FSA Credential from the Sustainability Accounting Standards Board (SASB) in 2020. Mr. Taten holds a B.S. and Masters degree from Georgetown University and a J.D. from Vanderbilt University. Mr. Taten has served on the board of directors of Jeld-Wen Holdings, Inc. (NYSE: JELD), since 2014 and currently serves as chair of the governance and nominating committee and on the compensation committee. We believe that Mr. Taten’s experience in mergers and acquisitions, compliance, and corporate governance qualify him to continue serving on our board.
Board Leadership
The Board does not have a policy regarding the separation of the roles of CEO and Chair of the Board as the Board believes that it is in the best interests of the Company for the Board to make that determination based on the position and direction of the Company and the membership of the Board. The members of the Board possess considerable experience and unique knowledge of the challenges and opportunities that the Company faces and are in the best position to evaluate the needs of the Company and how to best organize the capabilities of the directors and management to meet those needs.
When the CEO also serves as Chair of the Board, our Corporate Governance Guidelines provide for the appointment of a lead independent director.
The Board has determined that having Mr. Mutch serve as Chair is in the best interest of the Company at this time. This structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing Board priorities and procedures and is useful in establishing a system of corporate checks and balances. The Board believes that separating the Chair position from the CEO position at this time allows the CEO to focus on setting the strategic direction of the Company and the day-to-day leadership and performance of the Company, while the Chair leads the Board in its role of, among other things, providing advice to, and overseeing the performance of, the CEO. In addition, managing the Board can be a time-intensive responsibility, and the Board currently believes this structure permits our CEO to focus on the management of the Company’s day-to-day operations.
Aviat Networks, Inc.
Proxy Statement
FY2026    10

The Board’s Role in Risk Oversight
Assessing and managing risk is the responsibility of the management of the Company with oversight from the Board. The Board’s oversight of major risks occurs at both the full Board level and at the Board committee level. The Board oversees and reviews certain aspects of the Company’s risk management efforts, focusing on the adequacy of the Company’s risk management and risk mitigation processes. Management is responsible for establishing the Company’s business strategy, identifying and assessing the related risks and implementing appropriate risk management practices. At the Board’s request, management proposed a process for identifying, evaluating and monitoring significant risks and such process has been approved by the Board and is currently in effect. This risk management program is overseen by senior management who, in connection with their regular review of the overall business, identify and prioritize a broad range of significant risks (e.g., financial, strategic, compliance and operational). Senior management also discusses mitigation plans to address such significant risks. Prioritized risks and management’s plans for mitigating such risks are regularly presented to the full Board for discussion and in order to ensure better monitoring. In addition to the risk management program, the Board encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations.
In addition, each of our Board committees also oversees the management of risks that fall within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. The Audit Committee oversees the Company’s compliance with legal and regulatory requirements as well as the Company’s cybersecurity risk mitigation and response plan. The Governance and Nominating Committee assists the Board in shaping the corporate governance of the Company and has oversight over artificial intelligence and the Company’s Environmental, Social and Governance (“ESG”) risks. The Compensation Committee oversees the management of risks relating to the Company’s executive compensation plans, incentive structure and succession planning.
A discussion of risk factors in the Company’s compensation design can be found below under the heading “Risk Considerations in Our Compensation Program.”
Principles of Corporate Governance, Bylaws and Other Governance Documents
The Board has adopted Corporate Governance Guidelines and other corporate governance documents that provide additional detail and context or supplement certain provisions of our Bylaws and relate to, among other things, the composition, structure, interaction and operation of the Board. Some of the key governance features of our Corporate Governance Guidelines, Insider Trading Policy, Bylaws and other governance documents are summarized below.
Majority Voting in Director Elections. In an uncontested election of directors, to be elected to the Board, each nominee must receive the affirmative vote of shares representing a majority of the votes cast, meaning that the number of votes “FOR” a director nominee must exceed the number of votes “AGAINST” that director nominee.
Aviat’s Corporate Governance Guidelines provide that any director nominee in an uncontested election who does not receive a greater number of votes “FOR” his or her election than votes “AGAINST” such election must, promptly following certification of the stockholder vote, offer his or her resignation to the Board for consideration in accordance with the following procedures.
The Board will evaluate the best interests of the Company and its stockholders and decide the action to be taken with respect to such offered resignation. In reaching their decision, the Board will consider all factors they deem relevant. Following the Board’s determination, the Company will, within four business days, disclose publicly in a document furnished or filed with the SEC the Board’s decision as to whether or not to accept the resignation offer. The disclosure will also include a description of the process by which the decision was reached, including, if applicable, the reason or reasons for rejecting the offered resignation.
Aviat Networks, Inc.
Proxy Statement
FY2026    11

All nominees for election as a director in an uncontested election are deemed to have agreed to abide by such policy and will offer to resign and will resign if requested to do so in accordance with this policy (and will if requested submit an irrevocable resignation letter, subject to this majority voting policy, as a condition to being nominated for election).
Director Resignation in the Event of Change in Principal Position or Responsibility. Any non-employee director who experiences a material change in his or her principal employment or professional position at any time after being elected to the Board must notify the Board and the Board will determine whether or not the continued service of such individual as a director of the Board will be in the best interests of the Company and its stockholders.
Notification of Other Directorships. In an effort to ensure directors can dedicate sufficient time, commitment and focus on the affairs of the Board and the Company, non-employee directors must advise the Chair of the Board and the Chair of the Governance and Nominating Committee if they are being considered for election or appointment to a board of directors of another publicly held company. The Governance and Nominating Committee will determine whether the new board membership is compatible with continued service on the Company’s Board.
Insider Trading Policy and Prohibition Against Pledging Aviat Securities and Hedging Transactions. The Company has adopted an Insider Trading Policy governing the purchase, sale and other dispositions of the Company’s securities by our directors, officers, employees and other covered persons that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of the Insider Trading Policy was filed as an exhibit to the Company’s most recent Annual Report on Form 10-K filed on August 27, 2026.
In accordance with Aviat’s Insider Trading Policy, directors and executive officers are prohibited from short sales of Aviat securities, entering into puts, calls or other derivative securities, pledging Aviat securities and engaging in hedging transactions with respect to Aviat securities. Aviat specifically prohibits directors and executive officers from holding Aviat securities in any margin account for investment purposes or otherwise using Aviat securities as collateral for a loan. Insiders are also prohibited from purchasing certain instruments (including prepaid variable forward contracts, equity swaps, and collars) and engaging in transactions designed to hedge or offset any decrease in the value of Aviat securities.
Responsible Business
In fiscal year 2026, the Board continued to develop a responsible business framework that the Company can build on, implement, and report on in more detail in the future to ensure sustainable investing and risk management. On the environmental side of the framework, the Company began analyzing its energy resource consumption and seeking to ensure its compliance with the Company’s Global Environmental Policy which can be found at https://aviatnetworks.com/about-us/responsible-sourcing. In fiscal year 2026, the Company maintained its certification from the International Organization for Standardization (“ISO”) 27001 for its information technology function at its corporate headquarters in Austin, Texas. The Company also maintained its ISO 14001 certification, which relates to the Company’s environmental management system, for its corporate office in Austin, Texas as well as its management system in the United Kingdom under its subsidiary there.
In fiscal year 2026, there were zero work-related fatalities and only one work-related injury. In furtherance of its engagement with employees, the Company is committed to a safe and welcoming workplace. The Company continues to report work-related injury and fatality information to the Board at least annually, and expanded its distribution of workplace safety information throughout its global workforce. The Company also worked to incorporate greater employee engagement in fiscal year 2026 through a variety of processes. 44.3% of all employees held equity in the Company in fiscal year 2026.
Aviat Networks, Inc.
Proxy Statement
FY2026    12

Many of the Company’s products may assist Aviat customers with their own sustainability goals and initiatives. For example, in many parts of the world, the locations where our equipment is deployed are rural and off of the traditional electric grid, often relying on diesel generators for a large percentage of the time for power. The Company offers products that can reduce diesel consumption and thus the carbon dioxide emissions of Aviat customers over time. We estimate Aviat solutions, when compared with our competitors, can reduce diesel fuel consumption by approximately 7 million liters annually which results in 18,000 metric tons of avoided carbon dioxide emissions annually. Aviat also assists its customers in closing the digital divide around the globe by providing communication equipment which may easily be deployed in rural or hard to reach locations.
Board Committees
The Board maintains an Audit Committee, a Compensation Committee and a Governance and Nominating Committee as its regular committees. Copies of the charters for the Audit Committee, the Compensation Committee and the Governance and Nominating Committee are available on our website at https://investors.aviatnetworks.com/corporate-governance/documents-charters.
The following table shows, at the conclusion of fiscal year 2026, the Chair and members of each committee, the number of committee meetings held, and the principal functions performed by each committee as described in such committee’s charter:

Aviat Networks, Inc.
Proxy Statement
FY2026    13

Committee	Number of Meetings in Fiscal Year 2026	Members	Principal Functions
Audit	10	Scott Halliday (Chair) Laxmi Akkaraju Bryan Ingram John Mutch
• Selects our independent registered public accounting firm
• Reviews reports of our independent registered public accounting firm
• Reviews and pre-approves the scope and cost of all services, including all non-audit services, provided by the firm selected to conduct the audit
• Monitors the effectiveness of the audit process
• Reviews independent registered public accounting firm’s and management’s assessment of the adequacy of financial reporting and operating controls
• Monitors corporate compliance program
• Monitors corporate data and information security
• Reviews the process by which management identifies and mitigates key areas of risk
• Reviews the Company’s audited and unaudited financial results in the Company’s annual and quarterly reports on Form 10-K, Form 10-Q and earnings releases
• Reviews the scope and responsibilities of the internal audit program and on the appointment of the individual or firm serving in such capacity
• Reviews and approves all related party transactions

Compensation	4	Bruce Taten (Chair) Bryan Ingram Michele Klein
• Reviews our executive compensation policies and strategies
• Oversees and evaluates our overall compensation structure and programs
• Ensures that an executive performance evaluation is in place
• Reviews and oversees management’s continuity planning processes
• Annually reviews incentive compensation arrangements and their contribution to the desired risk management policy and practices

Governance and Nominating	5	Michele Klein (Chair) John Mutch Bruce Taten
• Develops and implements policies and practices relating to corporate governance, artificial intelligence and ESG initiatives
• Reviews and monitors implementation of our governance policies and procedures
• Establishes, implements, and monitors the processes for (a) effective communication with stockholders and (b) consideration of stockholder proposals
• Assists in developing criteria for open positions on the Board
• Reviews and recommends nominees for election of directors to the Board
• Reviews and recommends policies, if needed, for selection of candidates for directors
• Develops, recommends, and oversees an annual self-evaluation process of the Board and its committees

Aviat Networks, Inc.
Proxy Statement
FY2026    14

Audit Committee
The Audit Committee is primarily responsible for selecting and approving the services performed by our independent registered public accounting firm, as well as reviewing our accounting practices, internal audit program, related party transactions, corporate financial reporting, data and information security, and system of internal controls over financial reporting. During fiscal year 2026, the Audit Committee was comprised of independent, non-employee members of our Board who were “financially sophisticated” under the NASDAQ Listing Rules.
The Board has determined that Messrs. Halliday and Mutch each qualify as an “audit committee financial expert,” as defined under Item 407(d)(5)(i) of Regulation S-K under the Securities Act of 1933, as amended, (the "Securities Act") and the Exchange Act. Such status does not impose on any director duties, liabilities or obligations that are greater than the duties, liabilities or obligations otherwise imposed on a director as members of our Audit Committee and the Board.
Following the Annual Meeting, it is expected that Messrs. Halliday, Ingram, and Mutch and Ms. Akkaraju will serve on the Audit Committee for fiscal year 2027 with Mr. Halliday remaining as chair. Each of Messrs. Halliday, Ingram, and Mutch and Ms. Akkaraju are independent under NASDAQ Listing Rules and Rule 10A-3(b)(1) of the Exchange Act.
Compensation Committee
The Compensation Committee has the authority and responsibility to approve our overall executive compensation strategy, to ensure that performance evaluation processes are in place for the Company’s executives, to administer our annual and long-term compensation plans, to annually review the incentive compensation arrangements and their contribution to desired risk management policy and practices, and to review and make recommendations to the Board regarding executive compensation. During fiscal year 2026, the Compensation Committee was comprised of independent, non-employee members of the Board in accordance with NASDAQ Listing Rules. During fiscal year 2026, the Compensation Committee utilized Compensia, Inc. (“Compensia”) as an independent, third-party consulting firm.
Following the Annual Meeting, it is expected that Messrs. Taten and Ingram and Ms. Klein will serve on the Compensation Committee for fiscal year 2027 with Mr. Taten serving as chair. All the expected members of the Compensation Committee for fiscal year 2027 are independent under the NASDAQ Listing Rules.
Compensation Committee Interlocks and Insider Participation
No member or nominee of the Compensation Committee was an officer or employee or former officer of the Company. None of our executive officers currently serves or in the past year has served as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on our Board or Compensation Committee. For a description of transactions between us and members of our Compensation Committee and affiliates of such members, if any, please see “Transactions with Related Persons.”
Governance and Nominating Committee
The Governance and Nominating Committee develops and implements policies and practices related to corporate governance designed to align with sound corporate governance principles. The Governance and Nominating Committee also has oversight of the Company’s artificial intelligence and ESG initiatives. The Governance and Nominating Committee establishes, implements, and monitors the processes for (a) effective communication with stockholders and (b) consideration of stockholder proposals. The Governance and Nominating Committee also reviews the process by which management identifies and mitigates key areas of risk and reviews and oversees management’s continuity planning processes.
Aviat Networks, Inc.
Proxy Statement
FY2026    15

The Governance and Nominating Committee also recommends candidates to the Board and periodically reviews whether a more formal selection policy should be adopted. The Governance and Nominating Committee does not have a specific policy regarding the consideration of any director candidates recommended by security holders, and there is no difference in the manner in which the committee members evaluate nominees for director based on whether the nominee is recommended by a stockholder.
In reviewing potential candidates for the Board, the Governance and Nominating Committee considers the individual’s experience and background. Candidates for the position of director should exhibit proven leadership capabilities, high integrity, exercise high level responsibilities within their respective careers, and possess an ability to quickly grasp complex principles of business, finance, international transactions and communications technologies. In general, candidates who have held an established executive level position in business, finance, law, education, research, government or civic activity will be preferred. The Governance and Nominating Committee utilizes a skills matrix to review the strengths of current board members and identify gaps in attributes or skills to emphasize in recruiting new directors and to help identify emerging needs and capabilities on the Board in light of the Company’s strategy and the external environment.
Although the Governance and Nominating Committee has not adopted a formal diversity policy regarding the selection of director nominees, diversity is one of the factors that the committee considers in identifying director nominees. When identifying and recommending director nominees, the Governance and Nominating Committee views diversity expansively to include, without limitation, concepts such as differences of viewpoint, professional experience, education, skill and other qualities or attributes that contribute to board diversity. As part of this process, the Governance and Nominating Committee evaluates how a particular candidate would strengthen and increase the diversity of the Board in terms of how that candidate may contribute to the Board’s overall balance of perspectives, backgrounds, knowledge, experience, skill sets and expertise in substantive matters pertaining to the Company’s business.
In making its recommendations, the Governance and Nominating Committee bears in mind that the foremost responsibility of a director of a corporation is to represent the interests of the stockholders as a whole. The Governance and Nominating Committee intends to continue to evaluate candidates for election to the Board on the basis of the foregoing criteria.
During fiscal year 2026, the Governance and Nominating Committee was comprised of independent members of the Board in accordance with NASDAQ Listing Rules. Following the Annual Meeting, it is expected that Ms. Klein and Messrs. Mutch and Taten will continue to serve on the Governance and Nominating Committee with Ms. Klein continuing as chair for fiscal year 2027. All the expected members of the Governance and Nominating Committee for fiscal year 2027 are independent under the NASDAQ Listing Rules.
Stockholder Communications with the Board
Stockholders who wish to communicate directly with the Board may do so by submitting a comment via the Company’s website at https://investors.aviatnetworks.com/investor-resources/contact-us or by sending a letter addressed to: Aviat Networks, Inc., c/o Corporate Secretary, 200 Parker Drive, Suite C100A, Austin, TX 78728. The Corporate Secretary monitors these communications and provides a summary of all received messages to the Board at its regularly scheduled meetings. When warranted by the nature of communications, the Corporate Secretary will request prompt attention by the appropriate committee or independent director of the Board, independent advisors or management. The Corporate Secretary may decide in her judgment whether a response to any stockholder communication is appropriate.
Aviat Networks, Inc.
Proxy Statement
FY2026    16

Code of Conduct
We implemented our Code of Conduct effective January 26, 2007 and as amended on February 6, 2025. All of our employees, including the CEO and CFO, are required to certify and they shall abide by the Code of Conduct to help ensure that our business is conducted in a consistently ethical and legal manner. The Company has adopted a written policy, and management has implemented a reporting system, intended to encourage our employees to bring to the attention of management and the Audit Committee any complaints regarding the integrity of our internal system of controls over financial reporting, or the accuracy or completeness of financial or other information related to our financial statements. We prohibit retaliation or reprisal toward any party involved in reporting an incident.
TRANSACTIONS WITH RELATED PERSONS
The following includes a summary of transactions during fiscal year 2026 to which we were or are to be a party in which the amount involved exceeded $120,000, and in which any of our directors, director nominees, or executive officers, any holders of more than 5% of our common stock or any members of any such person’s immediate family, had or will have a direct or indirect material interest, other than compensation described in the sections titled “Director Compensation and Benefits” and “Executive Compensation.”
NEC Transactions
On May 9, 2023, the Company entered into a Master Sale of Business Agreement (as amended on November 30, 2023) with NEC to acquire NEC’s wireless transport business (the “NEC Transaction”). The Company completed the NEC Transaction on November 30, 2023 (the “Closing Date”). The fair value of the consideration transferred at the closing of the NEC Transaction was comprised of (i) cash of $32.2 million, and (ii) the issuance of 736,750 shares or $22.3 million of common stock of the Company. Aggregate consideration transferred at closing was approximately $54.5 million, which was subject to certain post-closing adjustments. In connection with the closing of the NEC Transaction, NEC gained the right to nominate a director to the Company’s Board.
Registration Rights and Lock-Up Agreement
On the Closing Date, the Company entered into a Registration Rights and Lock-Up Agreement (the “Registration Rights and Lock-Up Agreement”) with NEC pursuant to which the Company agreed to file a registration statement with the Securities and Exchange Commission for resale of the Closing Stock Consideration. NEC agreed that, except for limited exceptions as provided in the Registration Rights and Lock-Up Agreement, no shares of the Closing Stock Consideration may be transferred (the “Lock-Up”) until one day following the Initial Lock-Up Expiration Date. One day after the Initial Lock-Up Expiration Date, one-twelfth of the Closing Stock Consideration shall be released from the Lock-Up, and an additional one-twelfth of the Closing Stock Consideration shall be released from the Lock-Up in each subsequent month, such that all of the Closing Stock Consideration shall be released from Lock-Up by the two-year anniversary of the day immediately following the Closing Date. The Lock-Up expired on November 30, 2025. As of July 3, 2026, NEC held approximately 5.8% of the Company’s outstanding common stock.
Additional Agreements
In connection with the closing of the NEC Transaction and as of the acquisition date, the Company and NEC entered into agreements covering the performance of certain post-closing services and licensing arrangements. The agreements include arrangements covering manufacturing services and product supply, transition services, distribution services, research and development services, and licensing of trademark and intellectual property (“IP”). The transition services are complete.
Aviat Networks, Inc.
Proxy Statement
FY2026    17

On the Closing Date, the Company entered into a Manufacturing and Supply Agreement ("MSA") by and among the Company, NEC Platforms, Ltd., a Japan limited company and NEC. The MSA included arrangements for NEC to manufacture and supply PASOLINK products on behalf of and to the Company and its customers. The licensing agreements include arrangements where the Company will grant NEC a non-exclusive license to certain PASOLINK trademarks in Japan, and NEC will grant the Company a non-exclusive, worldwide (excluding Japan) license to certain NEC IP, including mobile backhaul-related patents. The licensing agreements are royalty-free and perpetual. The MSA is complete and no longer in effect.
The Company and the relevant subsidiaries of NEC also entered into distribution agreements for Saudi Arabia and South Africa.
The Company does not have a formal written policy with respect to the review, approval, or ratification of transactions with related persons other than the Audit Committee’s responsibility to review such transactions as described in its charter. The Company has established procedures to identify these transactions, if any, and bring them to the attention of the Audit Committee of the Board for consideration. These procedures include a quarterly assessment in connection with our quarterly financial risk assessments. The Audit Committee of the Board considers the following regulatory guidance: (i) Item 404(a) of Regulation S-K of the Securities Act and the Exchange Act (Transactions with Related Persons); (ii) Accounting Standards Codification Topic 850 (Related Party Disclosures); (iii) Public Company Accounting Oversight Board Auditing Standard No. 18 (Related Parties); and (iv) the NASDAQ’s Listing Rules related to independence determinations. Each of the above-described agreements were approved pursuant to Aviat’s existing procedures.
Our Code of Conduct prohibits all employees, including our executive officers, from benefiting personally from any transactions with us other than approved compensation benefits.
DIRECTOR COMPENSATION AND BENEFITS
The Board has delegated responsibility to the Compensation Committee to determine the form and amount of director compensation, which is reviewed and assessed from time to time by the Compensation Committee with changes, if any, recommended to the Board for action. Director compensation may take the form of cash, equity, and other benefits ordinarily available to directors.
The following fees were approved for the 2026 fiscal year for all non-employee Directors serving on our Board and its committees:
•    $60,000 basic annual cash retainer, payable on a quarterly basis, which a director may elect to receive in the form of shares of common stock;
•    $5,000 of the $60,000 basic annual cash retainer was paid in the form of an equity grant;
•    $50,000 annual cash retainer, payable on a quarterly basis, for service as Chair of the Board;
•    $25,000 annual cash retainer, payable on a quarterly basis, for service as Chair of the Audit Committee;
•    $15,000 annual cash retainer, payable on a quarterly basis, for service as Chair of the Governance and Nominating Committee;
•    $15,000 annual cash retainer, payable on a quarterly basis, for service as Chair of the Compensation Committee;
•    $10,000 annual cash retainer, payable on a quarterly basis, for service on the Audit Committee other than Chair of the Audit Committee;
Aviat Networks, Inc.
Proxy Statement
FY2026    18

•    $5,000 annual cash retainer, payable on a quarterly basis, for service on the Governance and Nominating Committee other than Chair of the Governance and Nominating Committee;
•    $5,000 annual cash retainer, payable on a quarterly basis, for service on the Compensation Committee other than Chair of the Compensation Committee;
•    Annual grant of restricted stock units (“RSUs”) under our Third Amended and Restated 2018 Incentive Plan (the “2018 Plan”) valued at $120,000, with 100% vesting at the earlier of (1) the day before the date of the Annual Meeting, or (2) the first anniversary of the 2026 annual stockholders’ meeting, subject to continuing service as a director through such earlier date.
We reimburse each non-employee director for reasonable travel expenses incurred and in connection with attendance at Board and committee meetings on our behalf, and for expenses such as supplies and continuing director education costs. Employee directors are not compensated for their service as a director.
To enhance and expand on the key skills and experiences relevant to the Company’s industry, we provide our directors with continuing education and presentations from both internal and external experts. Additionally, we encourage our directors to participate in external continuing director education programs. New directors also participate in comprehensive orientation sessions that provide them with a thorough understanding of their fiduciary duties as well as a robust overview of the Company’s business and strategies, which allows new directors to begin making contributions to the Board at the start of their service.
To better align the interests of our Board with those of our stockholders, in November 2019, the Board adopted a policy whereby members of the Board must achieve ownership of three times (3x) such director’s annual cash retainer (exclusive of chairperson or committee fees). A director is required to achieve compliance with the foregoing ownership requirement by the later of (a) five years from the date of adoption of the guidelines, or (b) five years from the start of such director’s directorship with the Company. All vested RSUs or Company shares purchased by a director in the open market shall be counted toward a director’s ownership requirement.
Fiscal Year 2026 Compensation of Non-Employee Directors
Our non-employee directors received the following aggregate amounts of compensation in respect of fiscal year 2026:

	Fees Earned in Cash	Stock Awards(1)	Total
	($)	($)	($)
Laxmi Akkaraju	66,029	124,998	191,027
Scott Halliday	79,925	124,998	204,923
Bryan Ingram	69,142	124,998	194,140
Michele Klein	74,857	124,998	199,855
John Mutch	123,588	124,998	248,586
Bruce Taten	74,251	124,998	199,249

(1) The amounts shown in this column reflect the aggregate grant date fair value of RSUs granted to our non-employee directors computed in accordance with FASB ASC Topic 718, determined without regard to estimated forfeitures. The assumptions made in determining the fair values of our stock awards and option awards are set forth in Notes 1 and 9 to our Consolidated Financial Statements in Part II, Item 8 of our Annual Report on Form 10-K for the fiscal year ended July 3, 2026, as filed with the SEC on August 27, 2026.
Aviat Networks, Inc.
Proxy Statement
FY2026    19

Indemnification
Our Bylaws require us to indemnify each of our directors and officers with respect to their activities as a director, officer, or employee of ours, or when serving at our request as a director, officer, or trustee of another corporation, trust, or other enterprise, against losses and expenses (including attorney fees, judgments, fines, and amounts paid in settlement) incurred by them in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, to which they are, or are threatened to be made, a party as a result of their service to us. In addition, we carry directors’ and officers’ liability insurance, which includes similar coverage for our directors and executive officers. We will indemnify each such director or officer for any one or a combination of the following, whichever is most advantageous to such director or officer:
•    The benefits provided by our Bylaws in effect on the date of the indemnification agreement or at the time expenses are incurred by the director or officer;
•    The benefits allowable under Delaware law in effect on the date the indemnification bylaw was adopted, or as such law may be amended;
•    The benefits available under liability insurance obtained by us; and
•    Such benefits as may otherwise be available to the director or officer under our existing practices.
Under our Bylaws, each director or officer will continue to be indemnified even after ceasing to occupy a position as an officer, director, employee or agent of ours with respect to suits or proceedings arising from his or her service with us.
In addition, the Company has entered into an indemnification agreement with each director and officer.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Except as noted below, the following table sets forth information with respect to the beneficial ownership of our common stock as of September 14, 2026, by each person or entity known by us to beneficially own more than five percent of our common stock, by our directors, by our nominees for director, by our Named Executive Officers and by all our directors, nominees for director and executive officers as a group. Except as indicated in the footnotes to this table, and subject to applicable community property laws, the persons listed in the table below have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Unless otherwise indicated, the address of each of the beneficial owners identified is c/o Aviat Networks, Inc., 200 Parker Drive, Suite C100A, Austin, TX 78728. As of September 14, 2026, there were 12,858,631 shares of our common stock outstanding.

Name and Address of Beneficial Owner	Number of Shares of Common Stock(1)		Percentage of Voting Power of Common Stock
BlackRock, Inc. 50 Hudson Yards, New York, NY 10001	844,050	(2)	6.6%
NEC Corporation 7-1, Shiba 5-chome Minato-ku, Tokyo 108-8001, Japan	736,750	(3)	5.7%
Tieton Capital Management, LLC 4700 Tieton Drive, Suite C, Yakima, WA 98908	676,440	(4)	5.3%
Royce & Associates LP One Madison Avenue, New York NY 10010	655,325	(5)	5.1%

(1) Beneficial ownership is determined under the rules and regulations of the SEC, and generally includes voting or dispositive power with respect to such shares.
Aviat Networks, Inc.
Proxy Statement
FY2026    20

(2) Based solely on a review of Schedule 13F filed with the SEC on August 7, 2026 by BlackRock, Inc.
(3) Based solely on a review of Schedule 13D filed with the SEC on December 6, 2023 by NEC Corporation.
(4) Based solely on a review of Schedule 13F filed with the SEC on August 10, 2026 by Tieton Capital Management, LLC.
(5) Based solely on review of Schedule 13F filed with the SEC on August 14, 2025 by Royce & Associates LP.

Named Executive Officers and Directors	Common Shares Currently Held	Common Shares that May be Acquired within 60 Days of the Record Date(1)	Total Beneficial Ownership	Percentage Beneficially Owned
Laxmi Akkaraju	13,285	5,480	18,765	*
Erin Boase	11,821	22,223	34,044	*
Andrew Schmidt	0	0	25,121	*
Gary Croke	25,604	22,714	48,318	*
Andrew Fredrickson	6,809	3,130	9,939	*
Scott Halliday	3,150	5,480	8,630	*
Bryan Ingram	19,682	5,480	25,162	*
Michele Klein	22,561	5,480	28,041	*
John Mutch	90,138	5,480	95,618	*
Peter A. Smith	213,738	204,216	417,954	3.3%
Bruce Taten	18,179	5,480	23,659	*
All directors, nominees for director, and executive officers as a group (11 persons)	424,967	285,163	735,251	5.7%

* Less than 1%
(1) Shares of common stock that a person has the right to acquire within 60 days are deemed to be outstanding and beneficially owned by that person for the purpose of computing the total number of shares beneficially owned by that person and the percentage ownership of that person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or group. Accordingly, the amounts in the table include shares of common stock that such person has the right to acquire within 60 days of the Record Date by the exercise of stock options or the vesting of restricted stock units.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
For fiscal year 2026, the Audit Committee consisted of four members of the Board, each of whom was independent of the Company and its management, as defined in the NASDAQ Listing Rules. The Board has adopted, and annually reviews, the Audit Committee charter. The charter specifies the scope of the Audit Committee’s responsibilities and how it carries out those responsibilities.
The Audit Committee reviews management’s procedures for the design, implementation, and maintenance of a comprehensive system of internal controls over financial reporting and disclosure controls and procedures focused on the accuracy of our financial statements and the integrity of our financial reporting systems. The Audit Committee provides the Board with the results of its examinations and recommendations, and reports to the Board as it may deem necessary to make the Board aware of significant financial matters requiring the attention of the Board.
The Audit Committee does not conduct auditing reviews or procedures. The Audit Committee monitors management’s activities and discusses with management the appropriateness and sufficiency of our financial statements and system of internal control over financial reporting. Management has primary responsibility for the Company’s financial statements, the overall reporting process and our system of internal control over financial reporting. Our independent registered public accounting firm audits the financial statements prepared by management and the effectiveness of our internal control over financial reporting, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States (“GAAP”) and discusses with the Audit Committee any issues they believe should be raised with us.
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The Audit Committee reviews reports from our independent registered public accounting firm with respect to their annual audit and the effectiveness of our internal control over financial reporting and approves in advance all audit and non-audit services provided by our independent auditors in accordance with applicable regulatory requirements. The Audit Committee also considers, in advance of the provision of any non-audit services by our independent registered public accounting firm, whether the provision of such services is compatible with maintaining their independence.
In accordance with its responsibilities, the Audit Committee has reviewed and discussed with management the audited financial statements for the year ended July 3, 2026 and the process designed to achieve compliance with Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee has also discussed with our independent registered public accounting firm for such financial statements, Grant Thornton, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has received the written disclosures and letter from Grant Thornton required by applicable requirements of the PCAOB regarding the communications of Grant Thornton with the Audit Committee concerning independence, and has discussed with Grant Thornton its independence, including whether the provision by Grant Thornton of non-audit services, as applicable, is compatible with its independence.
Based on these reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements for the year ended July 3, 2026 be included in Company’s Annual Report on Form 10-K.
Audit Committee of the Board of Directors
Scott K. Halliday, Chair
Laxmi Akkaraju
Bryan Ingram
John Mutch
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
Grant Thornton was our independent registered public accounting firm for the fiscal year ended July 3, 2026. Representatives of Grant Thornton will be present at the Annual Meeting, will have an opportunity to make a statement, and will be available to respond to questions.
Deloitte & Touche LLP ("Deloitte") served as our independent registered public accounting firm for the fiscal year ended June 27, 2025. The following table sets forth the fees billed for services rendered by our auditors, Grant Thornton and Deloitte, for each of our last two fiscal years:

	Fiscal Year 2026	Fiscal Year 2025
Audit fees (1)	$1,515,413	$2,103,545
Audit-related fees(2)	—	39,720
Tax fees (3)	—	81,905
	$1,515,413	$2,225,170
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(1) Audit fees include fees associated with the annual audit of our consolidated financial statements, internal control over financial reporting, and reviews of our quarterly reports on Form 10-Q, accounting and reporting consultations and statutory audits required for our international subsidiaries.
(2) Audit-related fees include services in connection with acquisition related pro forma filings and SEC registration statements.
(3) Tax fees were for services related to tax compliance, tax advice, tax planning services and transfer pricing.

Grant Thornton did not perform any professional services related to financial information systems design and implementation for us in fiscal years 2026 or 2025.
Audit Committee Pre-Approval Policy
Section 10A(i)(1) of the Exchange Act and related SEC rules require that all auditing and permissible non-audit services to be performed by a company’s principal accountants be approved in advance by the Audit Committee of the Board, subject to a “de minimis” exception set forth in the SEC rules (the “De Minimis Exception”). Pursuant to Section 10A(i)(3) of the Exchange Act and related SEC rules, the Audit Committee has established procedures by which the Chairperson of the Audit Committee may pre-approve such services provided the pre-approval is detailed as to the particular service or category of services to be rendered and the Chairperson reports the details of the services to the full Audit Committee at its next regularly scheduled meeting. All audit-related and non-audit services in fiscal years 2026 and 2025, if any, were pre-approved by the Audit Committee at regularly scheduled meetings of the Audit Committee, or through the process described in this paragraph, and none of such services was performed pursuant to the De Minimis Exception.
Change in Accountants
On September 18, 2025, the Audit Committee approved the dismissal of Deloitte as the Company’s independent registered public accounting firm, effective on and as of September 18, 2025, and appointed Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ended July 3, 2026.
This change was not the result of any disagreement between the Company and Deloitte.
Deloitte’s reports on the Company’s financial statements for each of the fiscal years ended June 28, 2024 and June 27, 2025 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
In connection with the audits of the Company’s financial statements for each of the two fiscal years ended June 28, 2024 and June 27, 2025, and in the subsequent interim period through September 18, 2025, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Deloitte on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Deloitte would have caused Deloitte to make reference to the matter in their report, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
During the fiscal years ended June 28, 2024 and June 27, 2025 and the subsequent interim period through September 18, 2025, neither the Company nor anyone on its behalf has consulted with Grant Thornton LLP regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Grant Thornton LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Aviat Networks, Inc.
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EXECUTIVE OFFICERS
Information about our Named Executive Officers is included in the Company’s Annual Report on Form 10-K.
Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors, and persons who beneficially own more than 10% of the Company’s common stock to file reports of ownership and changes in ownership of Company common stock with the SEC. These persons are also required by SEC regulation to furnish the Company with copies of all such reports they file. To the Company’s knowledge, based solely on its review of its copies of such reports, or written representations from such persons, the Company believes that all filing requirements applicable to its Directors, executive officers, and beneficial owners of more than 10% of the Company’s common stock have been satisfied except that, due to an administrative error, the following late filings occurred: one late Form 4 filing for each of Peter A. Smith, Gary Croke, and Erin Boase, in each case regarding performance stock awards that vested on August 28, 2026, and related tax withholding.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Overview and Summary
This Compensation Discussion and Analysis, which has been prepared by management, is intended to help our stockholders understand our executive compensation philosophy, objectives, policies, practices, and decisions. It is also intended to provide context for the compensation awarded to, earned by, or paid to each of our named executive officers (our “Named Executive Officers” or “NEOs”) during fiscal 2026 (defined as June 28, 2025 through July 3, 2026) as detailed in the Summary Compensation Table below and in the other tables and narrative discussion that follow.

Named Executive Officer	Position
Peter A. Smith	President and Chief Executive Officer
Andrew Schmidt	Senior Vice President and Chief Financial Officer
Erin Boase	General Counsel, Vice President Legal Affairs
Gary Croke	Senior Vice President Product and Innovation
Andrew Fredrickson	Former Interim Vice President and Chief Financial Officer, Vice President of Corporate Finance
Michael Connaway	Former Senior Vice President and Chief Financial Officer

On August 27, 2025, the Company announced the departure of Mr. Michael Connaway as the Company’s Senior Vice President and Chief Financial Officer and the appointment of Mr. Andrew Fredrickson as the Company’s Interim Vice President and Chief Financial Officer, Vice President of Corporate Finance. Such transition became effective on September 10, 2025, after the filing of the Company’s Form 10-K for fiscal year 2025. Mr. Andrew Schmidt was appointed as Senior Vice President and Chief Financial Officer and principal accounting officer of the Company on December 3, 2025. Mr. Fredrickson continues to serve as the Company’s Vice President of Corporate Finance.
The executive team demonstrated strong strategic and operational execution during fiscal 2026, delivering revenue growth, maintaining adjusted EBITDA performance, increasing backlog by 14%, and achieving record fourth-quarter bookings. Fiscal 2026 also marked the first year in the Company's history that revenue exceeded $100 million in each fiscal quarter, underscoring the consistency and resilience of the business. Management continued to
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strengthen the Company's operating model and organizational capabilities, supporting long-term growth, operational excellence, and shareholder value creation.
To understand our approach to executive compensation, you should read the entire Compensation Discussion and Analysis that follows. The following brief summary introduces the major topics covered:
•    The cornerstone of our executive compensation program is pay for performance. Accordingly, while we pay competitive compensation and other benefits, our Named Executive Officers’ compensation opportunity is weighted toward variable pay.
•    The objectives of our executive compensation program are to reward superior performance, motivate our executives to achieve our goals and attract and retain a strong management team. We believe that our emphasis on long-term stockholder value creation results in an executive compensation program structure that is beneficial to our Company and our stockholders.
•    The Compensation Committee is made up of independent, non-employee members of the Board and oversees the executive compensation program for our Named Executive Officers. The Compensation Committee works closely with its independent compensation consultant and management to evaluate the effectiveness of the Company’s executive compensation program throughout the year. The Compensation Committee’s specific responsibilities are set forth in its charter, which can be found on the Company’s website at http://investors.aviatnetworks.com/committee-details/compensation-committee. In reviewing the elements of our executive compensation program - base salary, annual cash incentives, long-term incentives and post-termination compensation - our Compensation Committee reviews market data from similar companies.
•    Our competitive positioning philosophy is to set compensation fairly, as compared to the compensation of our peer group companies, with allowances for internal factors such as tenure, individual performance and the nature of the relative scope and complexity of the role.
•    Our annual incentive program is based on specific Company financial performance goals for the fiscal year and includes provisions to “clawback” any excess amounts paid in the event of a later correction or restatement of our financial statements.
•    We conducted our annual pay review of executive compensation in August of 2025. Our CEO’s base pay was not adjusted with the August modifications that were made to other Named Executive Officers’ base salaries in connection with that annual review.
•    We believe the compensation program for the Named Executive Officers supported our strategic priorities and aligned compensation earned with the Company’s financial performance in fiscal year 2026.
Compensation Governance Best Practices
The Compensation Committee believes that a demonstrated commitment to best practices in compensation governance is itself an essential component of our approach to executive compensation. The following practices are some examples of this commitment:
•    Pay for performance: A substantial portion of our executives’ compensation opportunity is tied to achieving specified corporate objectives. In fiscal year 2026, 100% of the annual cash bonuses granted pursuant to the Annual Incentive Plan (the “AIP”) was performance-based and at-risk, subject to the Company’s achievement of certain financial objectives. Under the Company’s 2018 Plan, one-half of the equity awards value granted to the Named Executive Officers during the fiscal year 2026 were performance-based restricted stock units (“PSUs”). All equity grants are subject to the 2018 Plan.
•    Mix of short-term and long-term compensation: Short-term compensation for our Named Executive Officers is comprised of base salaries and bonuses payable pursuant to the AIP, which pays out only to the extent
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that the Company achieves its financial targets. Long-term compensation, granted under the 2018 Plan was comprised of PSU and time-based RSUs for fiscal year 2026. PSUs are earned, if the performance or market-based criteria, as applicable, are met, at the end of a three-year plan cycle, while RSUs vest annually 1/3 at the end of each successive anniversary of the date of grant.
•    Independent compensation consultant: The Compensation Committee directly retains the services of Compensia, an independent compensation consultant, to advise it in determining reasonable and market-based compensation policies and practices.
•    Prohibition on hedging and pledging: Our Named Executive Officers, together with all other employees, are prohibited from engaging in hedging, pledging or similar transactions with respect to our securities.
•    No perquisites: Our Named Executive Officers are not provided any perquisites other than our occasional provision of relocation expense reimbursement.
•    No single trigger change of control acceleration: Change of control arrangements in the employment agreements with applicable Named Executive Officers include “double trigger” vesting provisions providing for acceleration of vesting of outstanding unvested equity awards only in the event that both a change of control occurs, and the Named Executive Officer’s employment terminates thereafter for reasons specified in the employment agreements.
•    No tax gross-ups: We do not provide gross-up payments to cover our Named Executive Officers’ personal income taxes that may pertain to any of the compensation or benefits paid or provided by the Company.
•    Clawback: We have a clawback policy that entitles us to recover all or a portion of any performance-based compensation, including cash and equity components, if our financial statements are restated as a result of errors, omissions or fraud.
•    Compensation risk management: The Compensation Committee reviews and analyzes the risk profile of our compensation programs and practices on an annual basis.
Compensation Philosophy and Objectives
The primary objectives of our total executive compensation program are to use compensation as a tool to recruit and retain outstanding executives and incentivize them to create longer-term value for our stockholders. The following principles guide our overall compensation program:
•    reward superior performance;
•    motivate our executives to achieve strategic, operational, and financial goals;
•    enable us to attract and retain a world-class management team; and
•    align outcomes and rewards with stockholder expectations.
Each year, the Compensation Committee reviews the executive compensation program to ensure its design and policies remain appropriately aligned with our evolving business needs and to consider best compensation practices. Our executive compensation program is also reviewed to ensure that it achieves a balance between providing meaningful retention and performance incentives to our executives while managing both the Company’s share burn rate and the dilutive effects of equity awards to the Company’s stockholders.
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Executive Compensation Process
The Compensation Committee is responsible for establishing and implementing executive compensation policies in a manner consistent with our compensation objectives and principles. The Compensation Committee reviews and approves the features and design of our executive compensation program, and approves the compensation levels, individual AIP objectives and total compensation targets for our Named Executive Officers other than our CEO. The independent members of the full Board approve the compensation level, individual AIP objectives, and financial targets for our CEO, based on recommendations from the Compensation Committee. The Compensation Committee also monitors executive succession planning and monitors our performance as it relates to overall compensation policies for employees, including benefit and savings plans.
In discharging its responsibilities, the Compensation Committee may engage outside consultants and consult with our Human Resources Department, as well as internal and external legal or accounting advisors, as the Compensation Committee determines to be appropriate. The Compensation Committee considers recommendations from our CEO and senior management when making decisions regarding our executive compensation program and compensation of our Named Executive Officers. Following each fiscal year end, our CEO, assisted by our Human Resources Department, assesses the performance of all executives other than the CEO. Following this annual performance review process, our CEO recommends base salary and incentive awards for executives (other than himself) to the Compensation Committee. The CEO, with the help of management and the independent consultant, makes recommendations to the Compensation Committee regarding the plan design of the overall executive compensation program for review, discussion and approval. The Compensation Committee is also responsible for developing pay recommendations for the CEO and securing the full Board’s approval of these recommendations annually.
Independent Compensation Consultant for Compensation Committee
The Compensation Committee has the authority under its charter to engage the services of outside advisors, experts and others for assistance. Accordingly, the Compensation Committee retained Compensia as an independent consultant to advise the Compensation Committee on matters related to the compensation of the Company’s executive officers. All services that Compensia provided to Aviat in fiscal year 2026 were approved by the Compensation Committee and were related to executive or Board compensation. Compensia provides an annual review of the Company’s compensation practices, reviews and makes recommendations regarding Aviat’s compensation peer groups and provides independent input to the Compensation Committee on programs and practices.
Compensation Committee Advisor Independence
The Compensation Committee has considered the independence of Compensia pursuant to NASDAQ Listing Rules and related SEC rules and found no conflict of interest in Compensia providing advice to the Compensation Committee during fiscal year 2026. The Compensation Committee reassesses the independence of its advisors annually.
Consideration of Say-on-Pay Results
Each year at our annual meeting, we conduct an advisory vote of our stockholders on our executive compensation program. Although this vote is not binding on the Board or us, we believe that it is important for our stockholders to have an opportunity to express their views regarding our executive compensation philosophy, program and practices as disclosed in our proxy statement on an annual basis. The Board and our Compensation Committee value stockholders’ opinions and, to the extent there is any significant vote against the compensation of our Named Executive Officers, the Compensation Committee evaluates whether any actions are warranted or appropriate.
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At our 2025 Annual Meeting, 93.3% of the voting power present online and represented by proxy at the 2025 Annual Meeting and entitled to vote on the advisory vote on executive compensation supported our Named Executive Officers’ compensation as disclosed in the proxy statement. Our Compensation Committee evaluated these results and took into account many other factors in evaluating our executive compensation programs as discussed in the Compensation Discussion and Analysis. Although none of our Compensation Committee’s subsequent actions or decisions with respect to the compensation of our Named Executive Officers were directly attributable to the results of the vote, our Compensation Committee took the vote outcome into consideration in the course of its deliberations. Our Compensation Committee believes that concerns on executive compensation matters should be considered as part of its deliberations and intends to consider the results of future advisory votes in its compensation review process.
Competitive Positioning
Our management and Compensation Committee consider external data to assist in evaluating and setting target total direct compensation. Our compensation policy and practice is to target total compensation levels for all executive officers, including our Named Executive Officers, at competitive levels for similar positions as derived from the market composite data, factoring in experience in the position and competent performance. The Compensation Committee may decide to target total direct compensation above or below the 50th percentile of the market data for similar positions in unique circumstances based on an individual’s background, experience, and relative complexity and scope of the applicable role. Though compensation levels may differ among our Named Executive Officers based upon competitive factors and the role, responsibilities and performance of each Named Executive Officer, there are no material differences in our compensation policies or in the way target total direct compensation opportunity is determined for any of our executive officers.
For fiscal year 2026, targets for total cash and cash-based compensation (base salary and short-term incentive compensation pursuant to the AIP), long-term incentives and total direct compensation (base salary, and short- and long-term incentive compensation) for our Named Executive Officers were set based on data collected by Compensia from our proxy peer group companies and from a proprietary survey source, using results for technology companies with median annual revenue of $474 million. The peer group companies selected and used for compensation comparisons are reflective of our market for executive talent and business line competitors. Also, the overall composition of the peer group reflects companies of similar complexity and size to us.
For fiscal year 2026, these peer group companies included:

ADTRAN Holdings	Applied Optoelectronics	Arlo Technologies
Bel Fuse	Clearfield	Climb Global Solutions
Comtech Telecommunications Corp.	Daktronics	Digi International
EACO	Harmonic, Inc.	NETGEAR
nLIGHT	PowerFleet	Ribbon Communications
Richardson Electronics	Vishay Precision Group	Xperi

Each year, the Compensation Committee with the compensation consultant reviews the appropriateness of the comparison group used for assessing the compensation of our CEO and other Named Executive Officers. For fiscal year 2026, we removed Cambium Networks, CTS, FARO Technologies, Knowles, NetScout Systems, and PAR Technologies due to their decreased revenue. We added ADTRAN Holdings, PowerFleet, and Xperi as they met our size and industry criteria for inclusion and their business descriptions fit in with our peer group.
The fiscal year 2026 peer group consists of 18 companies located throughout the U.S. with Aviat positioned at or near the median revenue and other financial metrics.
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Total Compensation Elements
Our executive compensation program includes four primary elements:
•    base salary
•    annual incentive compensation pursuant to the AIP
•    long-term compensation (equity incentives)
•    post-termination compensation
Each Named Executive Officer’s performance is measured against factors such as short- and long-term strategic goals and financial measures of our performance, including revenue, total shareholder return (“TSR”), AIP expenses and other non-GAAP items namely non-GAAP gross adjusted earnings before interest, taxes, depreciation and amortization (“Gross Adjusted EBITDA”). Details regarding the applicable financial targets for incentive awards are described below.
Base Salary
Base salaries are provided as compensation for day-to-day responsibilities and services. Named Executive Officer salaries are reviewed annually. Our CEO generally makes recommendations to the Compensation Committee in August of each year regarding the base salary of each executive officer, other than himself. The Compensation Committee considers each executive officer’s responsibilities, as well as the Company’s performance and recommended increases in base salary for select Named Executive Officers and other executives. For the beginning of fiscal year 2026, the CEO recommended, and the Compensation Committee approved, base salary increases for our Named Executive Officers (other than the CEO) as part of our annual compensation review. Effective July 1, 2025, Mr. Croke’s base salary was increased from $286,000 to $350,000. Effective September 27, 2025, Ms. Boase’s base salary was increased from $324,360 to $337,335. Mr. Smith did not receive a base salary increase during the 2026 fiscal year. Mr. Fredrickson was appointed in September 2025 on an interim basis with a base salary of $250,000. Mr. Schmidt started in December 2025 with a base salary of $440,000.
Annual Incentive Plan
Our AIP is designed to motivate our executives to focus on the achievement of our short-term financial goals. The CEO reviews his recommendations for each Named Executive Officer with the Compensation Committee, taking into account market data obtained from its independent compensation consultant. Based on recommendations by the CEO, and as specified in any applicable employment agreement, the Compensation Committee recommends to the Board an annual incentive compensation target, expressed as a percentage of base salary, for each executive.
The Compensation Committee also recommends to the Board specific Company financial performance measures and targets including the relative weighting and payout thresholds for the AIP. The financial targets are aligned with our Board-approved annual operating plan, and during the year periodic reports are made to the Board about our performance compared with the targets. Under the AIP, a significant portion of the executive’s annual compensation is tied directly to our financial performance. The target amount of annual incentive compensation under our AIP, expressed as a percentage of base salary or, solely with respect to our CEO, a target dollar amount, generally increases with an executive’s level of management responsibility and is paid in the form of cash. For fiscal year 2026, individual AIP target incentives were set at $925,000 for Mr. Smith, 80% of base salary for Mr. Connaway, 65% of base salary for Mr. Schmidt, 40% of base salary for Ms. Boase and Mr. Croke, and 35% of base salary for Mr. Fredrickson in each case prorated for the number of days employed by the Company and salary adjustments during fiscal year 2026. Named Executive Officers can earn more or less than target if minimum or maximum performance levels are achieved. No incentive can be earned if the Company does not achieve the minimum performance thresholds.
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For fiscal year 2026, the AIP provided for an all-cash payout. The performance metric was 75% based on Gross Adjusted EBITDA and 25% based on revenue. The following table outlines the minimum, target and maximum performance and payout levels approved by the Compensation Committee for fiscal year 2026.
Fiscal Year 2026 Annual Incentive Plan – Minimum, Target and Maximum Thresholds

	Minimum	Target	Maximum
Fiscal Year 2026 AIP (75%)	Earn 85%	Earn 100%	Earn 200%
Gross Adjusted EBITDA(1)	$41,000,000	$48,200,000	$57,800,000
Fiscal Year 2026 AIP (25%)	Earn 92.5%	Earn 100%	Earn 200%
Revenue	$416,000,000	$450,000,000	$495,000,000

(1) For a reconciliation of Gross Adjusted EBITDA to its corresponding GAAP measure, refer to our Current Report on Form 8-K, filed with the SEC on August 27, 2026.
In fiscal year 2026, the Gross Adjusted EBITDA target was not achieved and Revenue target was met at 85%. During fiscal year 2026, the Company continued to experience events impacting the achievement of the targeted Gross Adjusted EBITDA and Revenue metrics including inflationary pressures, changes in global trade policies, and geopolitical tensions. No adjustments were made to the performance objectives, the target performance or the actual results for these continued events. All Named Executive Officers earned a payout as shown in the Summary Compensation Table below.
Retention Awards
On November 5, 2025, the Compensation Committee granted one-time cash retention awards (the “Retention Awards”) to Ms. Boase and Mr. Croke, in the amounts of $65,000 and $55,000, respectively. The Retention Awards were paid to each of Ms. Boase and Mr. Croke on November 21, 2025.
Long Term Incentive Compensation
Our equity awards under the 2018 Plan are designed to motivate our executives to focus on the achievement of our long-term financial goals. Equity awards motivate our executives to achieve our long-term goals and to the extent our results affect our stock price, link such results with the performance of our stock over a longer period. Using equity awards helps us to retain executives, encourage share ownership and maintain a direct link between our executive compensation program and stockholder value creation. The Company historically utilized stock options as a component of executive compensation because they have value only if the Company’s share price increases and, therefore, motivated our executives to drive sustained, long-term stockholder value creation. While the Company did not grant stock option awards during the 2025 or 2026 fiscal years, our Named Executive Officers hold outstanding stock options from previous years, which are reflected within certain compensation tables below. Time-vesting RSUs are a component of executive compensation to further align our executives’ interests with those of stockholders. Because these awards typically vest after a specified period following the grant date, they also incentivize our executives to remain in our employ. PSUs are a component of executive compensation to ensure our executives’ incentives are tied directly to key drivers of stockholder value growth. PSUs also play a role in executive retention, as a Named Executive Officer is required to remain employed through the applicable vesting date in order to receive the shares underlying the PSUs as applicable.
For fiscal year 2026, the Named Executive Officers were eligible to receive equity incentive awards. These equity incentive awards were granted in September 2025 immediately prior to the filing of the Annual Report on Form 10-K but after the Company released the fourth quarter fiscal year 2025 earnings report, using a combination of PSUs and RSUs. Performance metrics and payout levels for the three-year performance period applicable to the PSUs granted during fiscal year 2025 were established at the beginning of fiscal year 2026.

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Equity Vehicle	Weighting	Purpose / Description
PSUs	1/2
The PSUs are subject to three-year cliff vesting from the issuance date assuming achievement of TSR and revenue growth targets over a three-year performance period starting fiscal year 2026 and continued employment through the vesting date in September 2028.

RSUs	1/2	One-third annually for a three-year period from the issuance date assuming continued employment through the vesting date.

2026 Policies and Practices Related to Equity Award Grants
Historically, following the end of each fiscal year, it has been the Compensation Committee’s long-standing practice to review the Company’s results for the previous fiscal year, review the Company’s financial plan and strategy for the upcoming fiscal year and, based on those reviews approve the granting of equity awards for the upcoming fiscal year to our Directors and Named Executive Officers. The grant date for those equity awards is generally consistent with the Compensation Committee’s first meeting following the end of the last fiscal year. The timing of this meeting is typically set in advance the prior fiscal year.
Perquisites
Our Named Executive Officers participate in the same group insurance and employee benefit plans as our other full-time U.S. employees. We do not provide special benefits or other perquisites to our executive officers other than an occasional relocation expense reimbursement.
Generally Available Benefit Programs
In fiscal year 2026, our Named Executive Officers were eligible to participate in the health and welfare programs that are generally available to all full-time U.S.-based employees, including medical, dental, vision, life, short-term and long-term disability insurance, employee counseling assistance, flexible spending accounts and accidental death and dismemberment insurance.
The Named Executive Officers and all other eligible U.S.-based employees participate in our tax-qualified 401(k) Plan. Under the 401(k) Plan, all eligible employees can receive matching contribution from the Company of 100% of up to 3% contributions and 50% of the next 2% of contributions. Each employee under the age of 50 could contribute a maximum of $24,500 during the 2026 calendar year, each employee over the age of 50 can contribute a maximum of $32,500, and as of January 2026, each employee between the ages of 60 and 63 can contribute a maximum of $35,750.
The 401(k) Plan and the other benefits generally available to all other U.S.-based employees allow us to remain competitive and enhance employee loyalty and productivity. These benefit programs are primarily intended to provide all eligible employees with competitive and quality healthcare, financial contributions for retirement and to enhance hiring and retention.
Post-Termination Compensation
Employment agreements have been established with each of our Named Executive Officers.
The employment agreements provide for certain payments and benefits to the employee if his or her employment is terminated, but neither arrangement provides for change in control benefits without an accompanying involuntary termination. We have determined that such payments and benefits are an integral part of a competitive compensation package for our Named Executive Officers.
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The employment agreements do not provide any tax-related gross-up payments to our Named Executive Officers in connection with a termination or a “Change in Control” transaction. For a detailed discussion of the amounts and benefits that could become payable to the Named Executive Officers upon a termination and/or a “Change in Control” transaction, please see the section below titled “Potential Payments Upon Termination or Change of Control.”
Recovery of Executive Compensation
Our executive compensation program permits us to recover or “clawback” all or a portion of any performance-based compensation, including equity awards, if our financial statements are restated as a result of errors, omissions, or fraud. The amount which may be recovered will be the amount by which the affected compensation exceeded the amount that would have been payable had the financial statements been initially filed as restated, or any greater or lesser amount that the Compensation Committee or our Board shall determine. In no case will the amount to be recovered by us be less than the amount required to be repaid or recovered as a matter of law. Recovery of such amounts by us would be in addition to any actions imposed by law, enforcement agencies, regulators, or other authorities.
Tax and Accounting Considerations
Section 162(m) of the Internal Revenue Code of 1986, as amended, generally imposes a $1 million limit on the amount of compensation paid to “covered employees” (as defined in Section 162(m)) that a public corporation may deduct for federal income tax purposes in any year. Compensation paid to certain of our Named Executive Officers will be subject to the $1 million per year deduction limitation imposed by Section 162(m). While we will continue to monitor our compensation programs in light of the deduction limitation imposed by Section 162(m), our Compensation Committee considers it important to retain the flexibility to design compensation programs that are in the best long-term interests of the Company and our stockholders. As a result, we have not adopted a policy requiring that all compensation be fully deductible. The Compensation Committee has concluded that paying compensation at levels in excess of the limits under Section 162(m) is in the best interests of the Company and our stockholders in certain circumstances.
Hedging and Pledging Prohibition
Our Named Executive Officers, as well as all other employees, directors and their designees are prohibited from engaging in hedging, pledging or similar transactions with respect to our securities where the transaction is designed or intended to decrease the risks associated with holding our securities. This prohibition includes transactions involving puts, calls, collars or other derivative securities, whether granted pursuant to the 2018 Plan, or held directly or indirectly by the covered individual.
Stock Ownership Guidelines
To encourage the alignment between the Board, Management and stockholders, the Board adopted stock ownership guidelines for Named Executive Officers in November 2021 which remain in place today. Each Named Executive Officer is expected to acquire and continue to hold company stock during his or her employment with the Company at the following multiples of base salary: five times for the CEO and one time for executive officers. The executive officers have five years to satisfy these guidelines after the date of adoption of these guidelines or the date of being designated an executive officer, whichever is later. As of the end of the 2026 year, each Named Executive Officer is either in compliance with the policy requirement or within the transition period for compliance.
Risk Considerations in Our Compensation Program
The Compensation Committee, pursuant to its charter, is responsible for reviewing and overseeing the compensation and benefits structure applicable to our employees, generally. We do not believe that our compensation policies and practices for our employees encourage excessive risk-taking or create risks that are reasonably likely to have a material adverse effect on our company. In reaching this conclusion, we considered the following factors:
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•    Our compensation program is designed to provide a mix of both fixed and “at risk” incentive compensation.
•    Our Compensation Committee and management team have responsibility for managing the administration, determination and approval of total and, in the case of the Named Executive Officers, the Compensation Committee is responsible for individual approval of payouts under the incentive plans.
•    The incentive elements of our compensation program (annual incentives and multi-year equity awards) are designed to reward both annual performance (under the AIP) and longer-term performance (under the 2018 Plan). We believe this design mitigates any incentive for short-term risk-taking that could be detrimental to our company’s long-term best interests.
•    The performance periods for our PSUs overlap, and our time-vested RSUs vest one-third annually for a three-year period from the issuance date. This mitigates the motivation to maximize performance in any one period at the expense of others.
•    Maximum payouts under our AIP are currently capped at no more than 200% of the target award opportunity set by the Compensation Committee for all applicable employees. We believe these limits mitigate excessive risk-taking, since the maximum amount that can be earned is limited.
•    Finally, our AIP and our 2018 Plan both contain provisions under which awards may be recouped or forfeited if the recipient has not complied with our policies. In addition, our performance-based plans (cash incentive and performance shares) both contain provisions under which awards may be recouped or forfeited if the financial results for a period affecting the calculation of an award are later restated.
•    The Compensation Committee retains an independent compensation consultant.
Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Compensation Committee of the Board of Directors
Bruce Taten, Chair
Bryan Ingram
Michele Klein
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Summary Compensation Table
The following table summarizes the total compensation for each of our fiscal years ended July 3, 2026 (the 2026 year), June 27, 2025 (the 2025 year), June 28, 2024 (the 2024 year), of our Named Executive Officers for the applicable years in which they were serving in their respective Named Executive Officer positions.

Name, Principal Position	Fiscal Year	Salary(1)	Bonus(2)	Stock Awards(3)	Option Awards(4)	Non-Equity Incentive Plan Compensation(5)	All Other Compensation(6)	Total
		($)	($)	($)	($)	($)	($)	($)
Peter A. Smith, Director, President and Chief Executive Officer	2026	650,000	—	3,559,276	—	196,563	11,633	4,417,472
	2025	650,000	—	3,111,023	—	—	11,028	3,772,051
	2024	650,000	—	2,106,947	1,110,668	371,157	13,112	4,251,884
Andrew Schmidt, Senior Vice President and Chief Financial Officer	2026	247,133	10,000	329,995	—	35,452	16,042	638,622
Erin Boase, General Counsel, Vice President Legal Affairs	2026	332,732	65,000	275,209	—	28,398	11,103	712,442
	2025	322,648	—	479,144	—	—	10,304	812,096
	2024	318,000	—	345,115	181,919	102,078	11,866	958,978
Gary Croke, Senior Vice President Product and Innovation	2026	346,280	55,000	497,744	—	29,750	6,744	935,518
	2025	285,500	—	302,653	—	—	5,974	594,127
	2024	256,331	—	108,984	57,455	82,366	5,724	510,860
Michael Connaway, Former Senior Vice President and Chief Financial Officer (7)	2026	141,362	—	—	—	—	1,195	142,558
	2025	525,000	—	1,006,265	—	—	22,442	1,553,707
	2024	38,365	—	1,000,011	—	28,088	873	1,067,337
Andrew Fredrickson, Former Interim Vice President and Chief Financial Office, Vice President of Corporate Finance	2026	247,286	—	174,270	—	20,949	11,218	453,723

(1) Base salary amounts reflect a combination of the salary levels set at different times during the year. With respect to the 2026 year, the amounts reflect increases effective September 27, 2025 in connection with the annual merit review process discussed within the Compensation Discussion and Analysis.
(2) The “Bonus” column shows the cash amount paid during fiscal year 2026 intended to promote retention and continuity of leadership for Ms. Boase and Mr. Croke, and a sign-on bonus provided to Mr. Schmidt in connection with his appointment to his role.
(3)The “Stock Awards” column shows the fair value of the equity-based awards as of the grant date for fiscal years 2026, 2025, and 2024. The grant date fair value of PSUs and RSUs was determined under FASB ASC Topic 718 and represents the amount we would expense in our financial statements over the entire vesting schedule for the awards. The award value for PSUs included in the table above is based on the grant date fair value assuming target level achievement, which we have determined to be the probable level of achievement of the performance metrics underlying the awards as of the grant date. The assumptions used for determining values are set forth in Notes 1 and 9 to our audited consolidated financial statements in Part II, Item 8 of our Annual Report on Form 10-K for fiscal year 2026. These amounts reflect our accounting for these grants and do not correspond to the actual values that may be recognized by the Named Executive Officers.
(4) No options were awarded in fiscal year 2026.
(5) The “Non-Equity Incentive Plan Compensation” column shows the cash bonus earned under the fiscal year 2026, 2025, and 2024 annual incentive plan.
(6) The following table describes the components of the “All Other Compensation” column.
(7) Mr. Connaway forfeited his RSU, PSU, and annual incentive plan awards due to his separation from service.

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Name	Year	Life Insurance(a)	Company Matching Contributions Under 401(k) Plan(b)	Total All Other Compensation
		($)	($)	($)
Peter A. Smith	2026	5,578	5,875	11,633
Andrew Schmidt	2026	5,285	10,757	16,042
Erin Boase	2026	843	10,260	11,103
Gary Croke	2026	1,965	4,779	6,744
Michael Connaway	2026	388	808	1,195
Andrew Fredrickson	2026	389	10,830	11,218

(a) Represents premiums paid for life insurance that represent taxable income for the Named Executive Officer.
(b) Represents matching contributions made by us to the 401(k) account of the respective named executive.

Fiscal Year 2026 Grants of Plan-Based Awards
The following table lists our grants and incentives made to the Named Executive Officers during our fiscal year ended July 3, 2026, of plan-based awards, both equity and non-equity based under our AIP and 2018 Plan. There is no assurance that the grant date fair value of stock and option awards will ever be realized.

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					Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)		Estimated Future Payments Under Equity Incentive Plan Awards(2)		All Other Stock Awards: Number or Shares of Stock or Units(3) (#)	Grant Date, Fair Value of Stock and Option Awards(4) ($)
Name	Type of Award	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Peter A. Smith	RSU	09/12/2025	—	—	—	—	—	—	49,089	1,197,917
	PSU	09/12/2025	—	—	—	35,158	70,316	140,632	—	1,878,021
	AIP	—	462,500	925,000	1,850,000	—	—	—	—	—
Andrew Schmidt	RSU	12/3/2025	—	—	—	—	—	—	15,647	329,995
	AIP	—	83,417	166,833	333,666	—	—	—	—	—
Erin Boase	RSU	09/12/2025	—	—	—	—	—	—	5,437	129,999
	PSU	09/12/2025	—	—	—	2,719	5,437	10,874	—	145,210
	AIP	—	66,818	133,636	267,272	—	—	—	—	—
Gary Croke	RSU	07/07/2025	—	—	—	—	—	—	16,447	399,991
	PSU	09/12/2025	—	—	—	1,830	3,660	7,320	—	97,753
	AIP	—	70,000	140,000	280,000	—	—	—	—	—
Andrew Fredrickson	RSU	09/26/2025	—	—	—	—	—	—	5,435	123,761
	PSU	09/26/2025	—	—	—	971	1,941	3,882	—	50,509
	AIP	—	49,292	98,583	197,166	—	—	—	—	—
Michael Connaway(5)	RSU	—	—	—	—	—	—	—	—	—
	PSU	—	—	—	—	—	—	—	—	—
	AIP	—	—	—	—	—	—	—	—	—

(1) The amounts shown under Estimated Possible Payouts Under Non-Equity Incentive Plan Awards reflect possible payouts under our fiscal 2026 AIP. Actual amounts earned for the year are reflected above within the Summary Compensation Table.
(2) PSUs vest 100% on the third anniversary of the grant date based on the achievement of performance criteria.
(3) These amounts represent the number of RSUs granted to the Named Executive Officers during fiscal year 2026, which vest annually over three years from the date of grant, subject to the Named Executive Officer’s continued employment through such vesting date.
(4) The “Fair Value of Stock and Option Awards” column shows the full grant date fair value of the equity-based awards, including RSUs and PSUs, granted in fiscal year 2026. The grant date fair value of the awards were determined under FASB ASC Topic 718 and represents the amount we would expense in our financial statements over the entire vesting schedule for the awards in the event the vesting provisions are achieved.
(5) Mr. Connaway forfeited his RUS, PSU, and annual incentive plan awards due to his separation from service.

The assumptions used for determining values are set forth in Notes 1 and 9 to our audited consolidated financial statements in Part II, Item 8 of our Annual Report on Form 10-K for the fiscal year 2026. These amounts reflect our accounting for these grants and do not correspond to the actual values that may be recognized by the Named Executive Officers.
Fiscal Year 2026 Outstanding Equity Awards
The following table provides information regarding outstanding unexercised stock options and unvested stock awards held by each of our Named Executive Officers as of July 3, 2026. Each grant of options or unvested stock awards is shown separately for each Named Executive Officer. The vesting schedule for each award of options and unvested stock awards is shown in the footnotes following this table based on the grant date. The material terms of the awards, other than exercise price and vesting schedules described below, are generally described in the 2018 Plan. Mr. Connaway no longer held any outstanding equity awards at the end of the 2026 year due to his separation from service earlier in the year.
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		Option Awards					Stock Awards
										Equity Incentive Plan Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that have not Vested		Market Value of Shares or Units of Stock that have not Vested(3)	Number of Unearned Shares, Units or Other Rights that have not Vested		Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested(3)(7)
		(#)	(#)		($)		(#)		($)	(#)		($)
Peter A. Smith	09/12/2025	—	—		—		70,316	(2)	1,488,590	70,316	(4)	1,488,590
	10/11/2024	—	—		—		42,453	(8)	898,730	63,680	(5)	1,348,106
	08/28/2023	45,648	22,823	(1)	33.65	8/28/2030	9,749	(2)	206,386	29,249	(6)	619,201
Andrew Schmidt	12/03/2025	—	—		—		15,647	(2)	33,127	—		—
Erin Boase	09/12/2025	—	—		—		5,437	(2)	115,101	5,437	(4)	115,101
	10/11/2024	—	—		—		6,953	(2)	147,195	10,430	(5)	110,402
	08/28/2023	7,477	3,738	(1)	33.65	8/28/2030	1,597	(2)	33,808	4,791	(6)	101,425
Gary Croke	09/12/2025	—	—		—		—		—	3,660	(4)	77,482
	07/07/2025	—	—		—		16,447	(2)	348,183	—		—
	10/11/2024	—	—		—		4,392	(2)	92,979	6,588	(5)	69,734
	8/28/2023	2,362	1,180	(1)	33.65	8/28/2030	504	(2)	10,670	1,513	(6)	32,030
Andrew Fredrickson	09/26/2025	—	—		—		4,603	(2)	97,446	1,941	(4)	41,091
	06/30/2025	—	—		—		554	(2)	11,728	—		—
(1) Stock options that vest annually over three years from date of grant.
(2) RSUs that vest annually over three years from date of grant.
(3) Market value is based on the $21.17 closing price of a share of our common stock as of July 2, 2026.
(4) PSUs subject to three-year cliff vesting from date of grant assuming achievement of TSR and revenue growth targets over a three-year performance period starting fiscal 2026 to fiscal 2028. From 50% to 200% of the target PSUs will vest after the Compensation Committee certifies the achievement of the performance measure. Vesting of these PSUs is dependent on continuous employment through the vesting date in September 2028.
(5) PSUs subject to three-year cliff vesting from date of grant assuming achievement of TSR and revenue growth targets over a three-year performance period starting fiscal 2025 to fiscal 2027. From 50% to 200% of the target PSUs will vest after the Compensation Committee certifies the achievement of the performance measure. Vesting of these PSUs is dependent on continuous employment through the vesting date in October2027.
(6) PSUs subject to three-year cliff vesting from date of grant assuming achievement of TSR and revenue growth targets over a three-year performance period starting fiscal 2024 to fiscal 2026. From 50% to 200% of the target PSUs will vest after the Compensation Committee certifies the achievement of the performance measure. Vesting of these PSUs is dependent on continuous employment through the vesting date.
(7) The award value for PSUs included in the table above is based on the closing price as of the last day of the fiscal year based on target level achievement.

Fiscal Year 2026 Option Exercised and Stock Vested Table
The following table provides information for each of our Named Executive Officers regarding the number of shares of our common stock acquired upon exercising vested options or release of stock awards during fiscal year 2026.

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Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(1) (#)	Value Received on Vesting ($)
Peter A. Smith	26,386	694,648	76,531	1,717,289
Andrew Schmidt	—	—	—	—
Erin Boase	—	—	7,913	175,470
Gary Croke	13,656	332,264	4,099	90,043
Andrew Fredrickson	—	—	1,953	43,302

(1) Vested number of shares of RSUs and PSUs.
Potential Payments Upon Termination or Change of Control
The employment agreements entered into with our Named Executive Officers provide for such executive officers to receive certain payments and benefits in the event of certain terminations of employment. These arrangements are set forth in more detail below and assume an applicable termination event (and Change of Control event, as defined in the corresponding employment agreements) on July 3, 2026 (the last business day of our fiscal year) and refer to our stock price on July 2, 2026 date. The Board has determined that such payments and benefits are an integral part of a competitive compensation package for our executive officers.
The table below reflects the compensation and benefits due to each of Messrs. Smith, Schmidt, Fredrickson, Croke, and Ms. Boase in the event of termination of employment by us without Cause (as defined below), due to the executive’s death or Disability (as defined below) or a resignation by the executive for Good Reason (as defined below) (other than within the three months preceding or the 12 months following a Change of Control (as defined below) so long as the respective executive officer signs a general release of all claims in favor of the Company). Mr. Fredrickson’s Employment Agreement ended on December 2, 2025 upon the appointment of Mr. Schmidt. As such his compensation and benefits upon termination in the table below were estimated using general Company guidelines. We do not have a formal severance policy for non-executive employees, therefore such amounts could not be determinable until a termination were to actually occur. The table further reflects compensation and benefits due to Messrs. Smith, Schmidt, Fredrickson, Croke, and Ms. Boase in the event of termination of employment by us without Cause, due to death or Disability or a resignation, or by the executive for Good Reason within the three months preceding or the 12 months following a Change of Control. The amounts shown in the table are estimates of the amounts that would be paid upon such termination of employment. There are currently no compensation and benefits due to any Named Executive Officer under his or her employment agreement in the event of a termination of employment by us for Cause (as defined below) or voluntary termination (except in the case of Good Reason). The actual amounts would be determined only at the time of the termination of employment. The payments and benefits they received on their respective resignation and retirement are discussed in more detail below.

Name	Conditions for Payouts	Base Salary Component(1)	Cash Incentive Component(2)	Accelerated Equity Vesting(3)	Insurance Benefit(4)	Out-Placement Services(5)	Total
		($)	($)	($)	($)	($)	($)
Peter A. Smith	Termination without cause or for good reason, or due to death or disability.	650,000	196,563	0	44,395	3,500	894,457
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Name	Conditions for Payouts	Base Salary Component(1)	Cash Incentive Component(2)	Accelerated Equity Vesting(3)	Insurance Benefit(4)	Out-Placement Services(5)	Total
		($)	($)	($)	($)	($)	($)
	Within 3 months preceding or 12 months following a Change of Control	975,000	1,387,500	1,488,590	67,362	3,500	3,921,951
Andrew Schmidt	Termination without cause or for good reason, or due to death or disability.	440,000	35,452	0	9,203	3,500	488,155
	Within 3 months preceding or 12 months following a Change of Control	440,000	166,833	331,247	17,167	3,500	958,746
Erin Boase	Termination without cause or for good reason, or due to death or disability.	332,732	28,398	0	25,529	3,500	390,159
	Within 3 months preceding or 12 months following a Change of Control	332,732	133,636	812,568	38,710	3,500	1,321,146
Gary Croke	Termination without cause or for good reason, or due to death or disability.	346,280	29,750	0	44,395	3,500	423,925
	Within 3 months preceding or 12 months following a Change of Control	346,280	140,000	725,792	67,362	3,500	1,282,934
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Name	Conditions for Payouts	Base Salary Component(1)	Cash Incentive Component(2)	Accelerated Equity Vesting(3)	Insurance Benefit(4)	Out-Placement Services(5)	Total
		($)	($)	($)	($)	($)	($)
Andrew Fredrickson	Termination without cause or for good reason, or due to death or disability.	123,643	0	0	2,962	3,500	130,105
	Within 3 months preceding or 12 months following a Change of Control	123,643	0	0	2,962	3,500	130,105

(1) The base salary component represents the applicable multiple of the respective Named Executive Officer's base salary amount in effect as of July 3, 2026, in accordance with the respective Named Executive Officer's employment agreement (each an "Employment Agreement").
(2) The target cash incentive component represents the cash bonus due under the fiscal year 2026 AIP for a termination absent a Change in Control and the target cash bonus amount under the fiscal year 2026 AIP as reflected in the respective executive officer's employment agreement for a termination in connection with a Change in Control.
(3) Reflects acceleration of all outstanding equity awards held by the executive officer as of July 3, 2026.
(4) The insurance benefit provided is paid directly to the insurer benefit provider and includes amounts for COBRA.
(5) The estimated dollar amounts for outplacement services would be paid directly to an outplacement provider selected by us.
Employment Agreement Terms
The Employment Agreements provide that if the respective Named Executive Officer’s (other than Mr. Fredrickson) employment is terminated by the Company without Cause (defined below), due to the Named Executive Officer’s death or Disability (defined below), or if the Named Executive Officer resigns from employment with the Company for Good Reason (defined below) the Named Executive Officer will be entitled to the following, payable in a lump sum:
•a payment equal to the product of: (i) 1.0 and (ii) the sum of the Named Executive Officer’s base salary and prorated target annual bonus (as of the termination date); and
•payment of premiums for the continuation of group health insurance for a period of up to 12 months.

If the Named Executive Officer’s employment is terminated within the 3 months preceding or 12 months following a Change in Control (defined below), the Named Executive Officer will be entitled to the following, payable in a lump sum:
•a payment equal to the product of: (i) 1.0 (or 1.5, in the case of Mr. Smith) and (ii) the sum of the Named Executive Officer’s base salary and target annual bonus (as in effect on the date of the termination in connection with the Change in Control);
•vesting in full of the Named Executive Officer’s outstanding equity awards (with performance awards vesting based on actual performance as of the date of termination in connection with the Change in Control (if determinable) or target); and
•payment of premiums for the continuation of group health insurance for a period of up to 18 months.
In each case, the foregoing severance benefits are subject to the Named Executive Officer executing a release in favor of the Company. Each Employment Agreement also contains a non-compete provision prohibiting the Named Executive Officer from providing services to a competitor or soliciting employees for 12 months following the Named Executive Officer’s termination of employment and provides that the Named Executive Officer’s confidentiality obligations continue even after the Named Executive Officer’s termination of employment.
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For purposes of the Employment Agreements, the following terms have the following meanings:
“Cause” generally means the respective Named Executive Officer’s (i) material breach of any policy established by the Company or any of its affiliates, including but not limited to policies regarding bribery and harassment and any other policies applicable to the Named Executive Officer, (ii) engaging in acts of disloyalty to the Company or its affiliates, including fraud, embezzlement, theft, commission of a felony, or proven dishonesty, or (iii) willful misconduct in the performance of, or willful failure to perform a material function of, the Named Executive Officer’s duties under their respective employment agreement.
“Change in Control” generally means the occurrence of one or more of the following transactions: (i) the sale or disposal by the Company of all or substantially all of its assets to any person other than an affiliate of the Company, (ii) the merger or consolidation of the Company with or into another partnership, corporation, or other entity, other than a merger or consolidation in which the equity holders in the Company immediately prior to such transaction retain a greater than 50% equity interest in the surviving entity, or (iii) the acquisitions by any person or group (as defined in Section 13(d)(3) of the Exchange Act) of the beneficial ownership (as defined in Section 13(d)(3) of the Exchange Act) of more than 50% of the equity of the Company entitled to vote in the election of the Company’s directors (or the persons performing the functions of directors).
“Disability” generally means the Named Executive Officer is unable to perform the essential functions of the executive’s position, with reasonable accommodation (if applicable), due to an illness, physical or mental impairment, or other incapacity that continues for a period in excess of 90 days, whether consecutive or not, in any period of 365 consecutive days.
“Good Reason” generally means (i) a material diminution in the respective Named Executive Officer’s authority, duties, title or responsibilities, Named Executive Officer’s base salary, target annual bonus, or target annual long-term incentive award, (ii) the relocation of the geographic location of Named Executive Officer’s principal place of employment by more than 100 miles from the location of Named Executive Officer’s principal place of employment as of the effective date, or (iii) the Company’s delivery of a written notice of non-renewal of the employment agreement to the Named Executive Officer.
CEO Pay Ratio
Pursuant to Item 402(u) of Regulation S-K, the Company is required to provide the following information with respect to the year ended July 3, 2026:
•    The median of the annual total compensation of all employees of the Company (other than Mr. Smith, the Company’s Chief Executive Officer) was $59,070.
•    The annualized total compensation of Mr. Smith, the Company’s Chief Executive Officer, was $4,417,472.
•    Based on this information, the ratio of the annual total compensation of the Company’s Chief Executive Officer to the median of the annual total compensation of all employees was 74.8:1.
To identify the median paid employee and determine such employee’s annual total compensation in the last fiscal year, the Company assessed its employee population as of July 3, 2026, and determined employee compensation using the 12-month period ending July 3, 2026. On this date, the Company’s employee population consisted of 899 individuals.
The Company determined its median employee by: (i) calculating total target cash compensation as the sum of salary and target variable compensation, including target sales bonus, for each of the Company’s employees; (ii) ranking the total target cash compensation of all employees except for the Chief Executive Officer from lowest to highest; and (iii) picking the employee who was in the middle of the list.
Aviat Networks, Inc.
Proxy Statement
FY2026    41

Equity Compensation Plan Summary
The following table provides information as of July 3, 2026, relating to our equity compensation plan:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(2)	Weighted-Average Exercise Price of Outstanding Options(3)	Number of Securities Remaining Available for Further Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
	(#)	($)	(#)
Equity Compensation plans approved by security holders(1)	28,585	30.95	900,156
Equity Compensation plans not approved by security holders	—	—	—
	285,859	30.95	900,156

(1) Consists of the 2018 Plan.
(2) Includes 369,595 shares to be issued upon exercise of options and 554,322 shares to be issued upon vesting of restricted stock and performance share awards.
(3) Excludes the weighted-average fair market value of restricted stock and performance share awards.
Pay v. Performance

					Value of Initial Fixed $100 Investment Based on:
Fiscal Year	Summary Compensation Table Total for PEO (1) ($)	Compensation Actually Paid to PEO (1)(2) ($)	Average Summary Compensation Table Total for non-PEO NEOs (1) ($)	Average Compensation Actually Paid to non-PEO NEOs (1)(2) ($)	Total Shareholder Return ($)	Peer Group Total Shareholder Return (3) ($)	Net Income (Thousands) ($)	Revenue (Thousands) ($)
2026	$4,417,472	$3,081,722	$576,573	$259,830	$66.41	$105.97	$2,539	$439,682
2025	$3,772,051	$2,509,600	$986,643	$741,870	$75.09	$93.80	$1,341	$434,606
2024	$4,251,884	$2,167,737	$682,402	$489,879	$89.99	$73.22	$10,760	$408,083
2023	$4,152,831	$5,902,667	$625,083	$861,007	$104.67	$74.26	$10,169	$344,433
2022	$4,189,544	$3,143,082	$513,719	$31,178	$78.70	$72.96	$21,160	$302,959

(1) The principal executive officer (“PEO”) and the non-PEO named executive officers (“non-PEO NEOs”) for each year are as follows:
a. 2026: Peter A. Smith, Andrew Schmidt, Erin Boase, Gary Croke, Andrew Fredrickson, Michael Connaway;
b. 2025: Peter A. Smith, Michael Connaway, Erin Boase, Gary Croke;
c. 2024: Peter A. Smith, Michael Connaway, Erin Boase, Gary Croke, David Gray, and Bryan Tucker;
d. 2023: Peter A. Smith, David Gray, Bryan Tucker, Erin Boase, and Gary Croke;
e. 2022: Peter A. Smith, Eric Chang, David Gray, Bryan Tucker, Erin Boase, and Gary Croke.
(2) The Company deducted from and added to the Summary Compensation Table total compensation the amounts detailed in the following tables to calculate compensation actually paid, in accordance with Item 402(v) of Regulation S-K as discussed in columns (c) and (e) for each PEO and Non-PEO NEOs in each respective year. As the Company’s PEO and non-PEO NEO’s do not participate in any defined benefit plans, no adjustments were required to amounts reported in the Summary Compensation Table totals related to the value of benefits under such plans.
(3) The peer group used for Peer Group TSR is the same peer group the Company uses for its Item 201(e) of Regulation S-K.

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PEO
Prior FYE Current FYE Fiscal Year	07/02/2021 07/01/2022 2022	07/01/2022 06/30/2023 2023	06/30/2023 06/28/2024 2024	06/28/2024 06/27/2025 2025	06/27/2025 07/03/2026 2026
	($)	($)	($)	($)	($)
SCT Total	4,189,544	4,152,831	4,251,884	3,772,051	4,417,472
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	(2,406,867)	(2,502,781)	(3,217,615)	(3,111,023)	(3,559,276)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	2,084,283	2,780,656	2,073,028	2,484,655	2,853,572
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	(758,079)	1,231,065	(1,080,029)	(432,173)	(492,820)
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—	—	—	—	—
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	34,200	240,896	140,469	(203,910)	(137,226)
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	—	—	—	—
Compensation Actually Paid	3,143,082	5,902,667	2,167,737	2,509,600	3,081,722

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Non-PEO NEOs
Prior FYE Current FYE Fiscal Year	07/02/2021 07/01/2022 2022	07/01/2022 06/30/2023 2023	06/30/2023 06/28/2024 2024	06/28/2024 06/27/2025 2025	06/27/2025 07/03/2026 2026
	($)	($)	($)	($)	($)
SCT Total	513,719	625,083	682,402	986,643	576,573
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	(140,477)	(175,229)	(379,112)	(596,021)	(255,444)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	107,671	194,686	275,783	443,322	223,594
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	(137,064)	119,121	(26,310)	(56,521)	(26,853)
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—	—	—	—	1,234
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	27,276	97,351	47,087	(35,554)	(5,880)
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	(339,947)	(5)	(109,971)	—	(253,393)
Compensation Actually Paid	31,178	861,007	489,879	741,870	259,830

The illustrations below provide a graphical description of compensation actually paid and the following measures:
•    the Company’s cumulative TSR and the peer group’s cumulative TSR;
•    the Company’s net income; and
•    the Company selected measure, which is revenue.

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The following is a list of financial performance measures, which in the Company’s assessment represents the most important financial performance measures used by the Company to link compensation actually paid to the Named Executive Officers for fiscal year 2026. Please see the Compensation Discussion and Analysis for further information regarding each of the measures and their use in the Company’s executive compensation program.
•    Gross Adjusted EBITDA;
•    revenue;
•    TSR; and
•    net income.

Practices Related to Grants of Equity Awards Close to Release of Material Nonpublic Information
As noted in the Compensation Discussion and Analysis, and in compliance with Item 402(x) of Reg. S-K, it is not the Compensation Committee’s practice to time or otherwise coordinate the granting of any equity awards to the Directors or Named Executive Officers with any release of material nonpublic information.

(Proposals Follow.)

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PROPOSAL NO. 1
Election of Directors
At the Annual Meeting, directors are being nominated for election to serve until the 2027 Annual Meeting or until their successors are elected and qualified.
In the unanticipated event that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, all proxies received by the proxy holders will be voted for any subsequent nominee named by the Board to fill the vacancy created by the earlier nominee’s withdrawal from the election. As of the date of this Proxy Statement, the Board is not aware of any director nominee who is unable or will decline to serve as a director. Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected. Ages are as of the date of this Proxy Statement.
Director Nominees

Name	Title	Age	Tenure
John Mutch	Chair of the Board	70	11 years, 8 months
Laxmi Akkaraju	Director	57	2 year, 10 months
Scott Halliday	Director	66	1 year, 8 months
Bryan Ingram	Director	62	4 years, 10 months
Michele Klein	Director	77	5 years, 4 months
Peter A. Smith	Director	60	6 years, 7 months
Bruce Taten	Director	70	4 years, 6 months

RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors unanimously approved the election of each of the Director Nominees and unanimously recommends a vote “For” each of the Director Nominees.

(Proposals Continue on Next Page.)

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PROPOSAL NO. 2
Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee has appointed Grant Thornton as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending July 3, 2027, and our Board has ratified such appointment. See “Independent Registered Public Accounting Firm Fees.”
Notwithstanding its selection, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. If the appointment is not ratified by our stockholders, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors unanimously recommends a vote “For” the ratification of the Audit Committee’s appointment of Grant Thornton as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2027.

(Proposals Continue on Next Page.)

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PROPOSAL NO. 3
Advisory, Non-Binding Vote on Named Executive Officer Compensation
A “Say-on-Pay” advisory vote is required for all U.S. public companies under Section 14A of the Exchange Act which we request annually during our Annual Meeting of Stockholders. We are asking stockholders to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers disclosed in the Compensation Discussion and Analysis section, and the related compensation tables, notes and narrative, in this Proxy Statement.
The Board recommends that you vote “FOR” approval of the advisory, non-binding vote on executive compensation because it believes that the policies and practices described in the Compensation Discussion and Analysis section are effective in achieving the Company’s goals of rewarding sustained financial and operating performance and leadership excellence, aligning the executives’ long-term interests with those of the stockholders and motivating the executives to remain with the Company for long and productive careers. Named executive officer compensation of the past three years reflects amounts of cash and long-term equity awards consistent with periods of economic stress and lower earnings, and equity incentives aligning with our actions to stabilize the Company and to position it for a continued recovery.
We urge stockholders to read the Compensation Discussion and Analysis section of this Proxy Statement, as well as the Summary Compensation Table and related compensation tables, notes and narrative, which provide detailed information on the Company’s compensation policies and practices and the compensation of our named executive officers.
As this vote is advisory, it will not be binding on our Board or our Compensation Committee, and neither our Board nor our Compensation Committee will be required to take any action as a result of the outcome of the vote. However, our Compensation Committee will carefully consider the outcome of this vote when considering future executive compensation policies and decisions.
Based on the voting results at the Company’s 2025 Annual Meeting of Stockholders with respect to the frequency (the “Frequency Vote”) of future stockholder advisory votes to approve the compensation of the Company’s named executive officers, the Company includes an advisory, non-binding vote to approve the compensation of its named executive officers in its proxy materials on an annual basis. The next required Frequency Vote is scheduled for the Company’s 2031 Annual Meeting of Stockholders.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors unanimously recommends a vote “For” the approval of the advisory, non-binding vote on Named Executive Officer compensation.

(Proposals Continue on Next Page.)

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PROPOSAL NO. 4
Approval of Amendment No. 2 to the Company’s Amended and Restated Tax Benefit Preservation Plan Background
Our business operations have generated significant net operating losses (“NOLs”), credit carry-forwards and other tax attributes (collectively, the “Tax Benefits”), and we may generate additional Tax Benefits in future years. Under federal tax laws, subject to certain Tax Benefits expiring, we generally can use the Tax Benefits to reduce our future federal income tax obligations. As of July 3, 2026, we had approximately $219.2 million in federal NOLs, approximately $5.3 million of federal and state tax credit carryforwards, and approximately $2.5 million of foreign tax credit carryforwards. Although we cannot estimate the exact amount of Tax Benefits that we can use to reduce our future income tax obligations because we cannot predict the amount and timing of our future taxable income, we believe the Tax Benefits are very valuable assets.

Our ability to utilize the Tax Benefits may be significantly limited if we experience an “ownership change,” as determined under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). Under Section 382 of the Code, a corporation generally will experience an “ownership change” if the percentage of the corporation’s stock owned by its “5-percent shareholders,” as defined in Section 382 of the Code, increases by more than 50 percentage points over their lowest ownership percentage within a rolling three-year period. If an “ownership change” occurs, our ability to use the Tax Benefits would be substantially limited.

On February 27, 2026, the Board approved, and the Company and Computershare Inc., as Rights Agent, entered into Amendment No. 2 to the Plan (the “Amendment No. 2 to the Plan”) which extends the final expiration date from March 3, 2026 to March 3, 2029 of the Amended and Restated Tax Benefit Preservation Plan (together with Amendment No. 2 to the Plan, this shall be called the “Plan”).
Amendment No. 2 to the Plan is described below and the full terms of Amendment No. 2 to the Plan and the Plan can be found in Annex A-1 and Annex A-2 to this Proxy Statement, respectively. Subject to certain limited exceptions, the Plan is designed to reduce the likelihood that the Company will experience an ownership change under Section 382 of the Code by (i) discouraging any person or group of persons from acquiring beneficial ownership of 4.9% or more of our then-outstanding common stock and (ii) discouraging any existing person or groups of persons currently beneficially holding 4.9% or more of our then-outstanding common stock from acquiring additional shares of the common stock, in each, without approval of the Board.
The Company anticipates terminating the Plan at the close of business on the date that the Annual Meeting voting results are certified, if stockholder approval of Amendment No. 2 to the Plan is not received at the Annual Meeting.

The Board urges our stockholders to carefully read the proposal, the discussion below under the heading “Considerations,” the full terms of Amendment No. 2 to the Plan attached as Annex A-1 to this Proxy Statement, and the full terms of the Plan attached as Annex A-2 to this Proxy Statement. It is important to note this measure does not offer a complete solution, and an ownership change may occur even if the Plan remains in place. However, the Board believes the Plan should continue until March 3, 2029, to serve as an important tool to help prevent an ownership change that could substantially impair the significant long-term potential value of the Tax Benefits. Accordingly, the Board recommends that stockholders approve Amendment No. 2 to the Plan.

Amendment No. 2 to the Plan was approved by the Board on February 27, 2026 which extends the final expiration date of the Plan from March 3, 2026 to March 3, 2029. The Company anticipates terminating the Plan at the close of business on the date that the Annual Meeting voting results are certified if stockholder approval of Amendment No. 2 to the Plan is not received at the Annual Meeting. Subject to certain limited exceptions, the Plan is designed to reduce the likelihood that the Company will experience an ownership change under Section 382 of the Code by (i) discouraging any person or group of persons from acquiring beneficial ownership of 4.9% or more of our then-outstanding common stock and (ii) discouraging any existing person or groups of persons currently beneficially holding 4.9% or more of our then-outstanding common stock from acquiring additional shares of the common stock, in each, without approval of the Board.

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The Plan is intended to protect stockholder value by attempting to preserve our ability to use the Tax Benefits to reduce our future income tax obligations. By adopting Amendment No. 2 to the Plan, the Board seeks to continue to protect the Company’s ability to use the Tax Benefits. We view our Tax Benefits as highly valuable assets of the Company that are likely to inure to the benefit of the Company and our stockholders.

THE COMPANY ANTICIPATES TERMINATING THE PLAN IF IT FAILS TO OBTAIN STOCKHOLDER APPROVAL FOR THIS PROPOSAL, WHICH WILL RESULT IN THE POTENTIAL FOR SUBSTANTIAL IMPAIRMENT OF THE TAX BENEFITS, AND WHICH COULD NEGATIVELY IMPACT THE COMPANY, AND, CONSEQUENTLY, OUR STOCKHOLDERS.

The following descriptions of the Amendment No. 2 to the Plan and the Plan are qualified in their entirety by reference to the texts of the Amendment to the Plan and the Plan, which can be found in Annex A-1 and A-2 to this Proxy Statement. Please read the Amendment No. 2 to the Plan and the Plan in their entirety, as the discussion below is only a summary.
Description of Amendment No. 2 to the Plan
Amendment No. 2 to the Plan extends the final expiration date of the Plan from March 3, 2026 to March 3, 2029. No other changes to the Plan were made or contemplated in Amendment No. 2 to the Plan.
Description of the Plan
Distribution and Transfer of Rights; Rights Certificates
The Board has declared a dividend of one Right (“Right”) for each outstanding share of the Company’s common stock, par value $0.01 per share (each, a “Common Share” and collectively, the “Common Shares”). Prior to the Distribution Date (as defined below):
• the Rights will be evidenced by and trade with the certificates for the Common Shares (or, with respect to any uncertificated Common Shares registered in book entry form, by notation in book entry), and no separate rights certificates will be distributed;
• new Common Shares certificates issued after the close of business on March 13, 2020 (the “Rights Record Date”) will contain a legend incorporating the Plan by reference (for uncertificated Common Shares registered in book entry form, this legend will be contained in a notation in book entry); and
• the surrender for transfer of any certificates for Common Shares (or the surrender for transfer of any uncertificated Common Shares registered in book entry form) will also constitute the transfer of the Rights associated with such Common Shares.
Rights will accompany any new Common Shares that are issued after the Rights Record Date.
Distribution Date
Subject to certain exceptions specified in the Plan, the Rights will separate from the Common Shares and become exercisable following (1) the 10th business day (or such later date as may be determined by the Board) after the public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired beneficial ownership of 4.9% or more of the Common Shares or (2) the 10th business day (or such later date as may be determined by the Board) after a person or group announces a tender or exchange offer that would result in ownership by a person or group of 4.9% or more of the Common Shares. For purposes of the Plan, beneficial ownership is defined to include the ownership of derivative securities. Any person or group of affiliated or associated persons who beneficially owns 4.9% or more of the outstanding Common Shares as of the announcement of the Plan will not be an Acquiring Person, but only for so long as such person or group does not become the beneficial owner of any additional Common Shares.
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The date on which the Rights separate from the Common Shares and become exercisable is referred to as the “Distribution Date.”
After the Distribution Date, the Company will mail Rights certificates to the Company’s stockholders as of the close of business on the Distribution Date and the Rights will become transferable apart from the Common Shares. Thereafter, such Rights certificates alone will represent the Rights.
Preferred Shares Purchasable Upon Exercise of Rights
Subject to the terms of the Plan, each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Participating Preferred Stock, par value $0.01 per share (the “Preferred Shares”), of the Company for an exercise price of $35.00 (the “Exercise Price”) per one one-thousandth of a Preferred Share, subject to adjustment. This portion of a Preferred Share is intended to give the stockholder approximately the same dividend, voting and liquidation rights as would one Common Share and should approximate the value of one Common Share.
More specifically, each one one-thousandth of a Preferred Share, if issued, will:
• not be redeemable;
• entitle holders to quarterly dividend payments of $0.01 per share, or an amount equal to the dividend paid on one Common Share, whichever is greater;
• entitle holders upon liquidation either to receive $1.00 per share or an amount equal to the payment made on one Common Share, whichever is greater;
• have the same voting power as one Common Share; and
• entitle holders to a per share payment equal to the payment made on one Common Share if the Common Shares are exchanged via merger, consolidation or a similar transaction.
Flip-In Trigger
If an Acquiring Person obtains beneficial ownership of 4.9% or more of the Common Shares, except pursuant to an offer for all outstanding Common Shares that the independent members of the Board determine to be fair and not inadequate and to otherwise be in the best interests of the Company and its stockholders after receiving advice from one or more investment banking firms, then each Right will entitle the holder thereof to purchase, for the Exercise Price, a number of Common Shares (or, in certain circumstances, cash, property or other securities of the Company) having a then-current market value of twice the Exercise Price. However, the Rights are not exercisable following the occurrence of the foregoing event until such time as the Rights are no longer redeemable by the Company, as further described below.
Following the occurrence of an event set forth in preceding paragraph, all Rights that are or, under certain circumstances specified in the Plan, were beneficially owned by an Acquiring Person or certain of its transferees will be null and void.
Flip-Over Trigger
If, after an Acquiring Person obtains 4.9% or more of the Common Shares, (1) the Company merges into another entity, (2) an acquiring entity merges into the Company or (3) the Company sells or transfers more than 50% of its assets, cash flow or earning power, then each Right (except for Rights that have previously been voided as set forth above) will entitle the holder thereof to purchase, for the Exercise Price, a number of shares of common stock of the person engaging in the transaction having a then-current market value of twice the Exercise Price.
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Redemption of the Rights
The Rights will be redeemable at the Company’s option for $0.01 per Right (payable in cash, Common Shares or other consideration deemed appropriate by the Board) at any time on or prior to the 10th business day (or such later date as may be determined by the Board) after the public announcement that an Acquiring Person has acquired beneficial ownership of 4.9% or more of the Common Shares.
Immediately upon the action of the Board ordering redemption, the Rights will terminate and the only right of the holders of the Rights will be to receive the $0.01 redemption price. The redemption price will be adjusted if the Company undertakes a stock dividend or a stock split.
Exchange Provision
At any time after the date on which an Acquiring Person beneficially owns 4.9% or more of the Common Shares and prior to the acquisition by the Acquiring Person of 50% of the Common Shares, the Board may exchange the Rights (except for Rights that have previously been voided as set forth above), in whole or in part, for Common Shares at an exchange ratio of one Common Share per Right (subject to adjustment). In certain circumstances, the Company may elect to exchange the Rights for cash or other securities of the Company having a value approximately equal to one Common Share.
Expiration of the Rights
The Rights expire on the earliest of (1) 5:00 p.m., New York City time, on March 3, 2023 (which has been extended to March 3, 2026, under the Amendment to the Plan and, under Amendment No. 2 to the Plan, further extended to March 3, 2029); (2) the redemption or exchange of the Rights as described above; (3) following (a) the first annual meeting of the stockholders of the Company after the adoption of the Plan if stockholders do not approve the Plan or (b) the first anniversary of the adoption of the Plan if the stockholders have not otherwise approved the Plan; (4) the repeal of Section 382 of the Code or any other change if the Board determines that the Plan is no longer necessary or desirable for the preservation of the Tax Benefits; (5) the time at which the Board determines that the Tax Benefits are fully utilized or no longer available pursuant to Section 382 of the Code or that an ownership change pursuant to Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the Tax Benefits, or materially impair the amount of the Tax Benefits that could be used by the Company in any particular time period, for applicable tax purposes; or (6) a determination by the Board that the Plan is no longer in the best interests of the Company and its stockholders.
Amendment of the Terms of the Rights and the Plan
The terms of the Rights and the Plan may be amended in any respect without the consent of the holders of the Rights on or prior to the Distribution Date. Thereafter, the terms of the Rights and the Plan may be amended without the consent of the holders of Rights in order to (1) cure any ambiguities, (2) shorten or lengthen any time period pursuant to the Plan or (3) make changes that do not adversely affect the interests of holders of the Rights.
Voting Rights; Other Stockholder Rights
The Rights will not have any voting rights. Until a Right is exercised, the holder thereof, as such, will have no separate rights as stockholder of the Company.
Anti-Dilution Provisions
The Board may adjust the Exercise Price, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Shares or Common Shares.
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With certain exceptions, no adjustments to the Exercise Price will be made until the cumulative adjustments amount to at least 1% of the Exercise Price. No fractional Preferred Shares will be issued and, in lieu thereof, an adjustment in cash will be made based on the current market price of the Preferred Shares.
Considerations
The Board believes that continuing to attempt to protect the Tax Benefits as described above under “Background” is in the best interests of the Company and our stockholders. However, we cannot eliminate the possibility that an ownership change will occur even if Amendment No. 2 to the Plan is approved. Please consider the items discussed below in voting on Proposal 4.
The Internal Revenue Service (“IRS”) could challenge the amount of the Tax Benefits or claim we experienced an ownership change, which could reduce the amount of the Tax Benefits that we can use or eliminate our ability to use them altogether.

The IRS has not audited or otherwise validated the amount of the Tax Benefits. The IRS could challenge the amount of the Tax Benefits, which could limit our ability to use the Tax Benefits to reduce our future income tax obligations. In addition, the complexity of Section 382 of the Code and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of the Tax Benefits even if the Plan remains in place.

Continued Risk of Ownership Change

Although the Plan is intended to reduce the likelihood of an ownership change, we cannot assure you that it would prevent all transfers of our common stock that could result in such an ownership change.

Potential Effects on Liquidity

The Plan restricts a stockholder’s ability to acquire, directly or indirectly, additional shares of our common stock in excess of the specified limitations. Stockholders are advised to carefully monitor their ownership of our stock and consult their own legal advisors and/or us to determine whether their ownership of our stock approaches the restricted levels.

Potential Impact on Value

Because certain buyers, may object to holding our common stock subject to the terms of the Plan, some persons who wish to acquire more than 5% of our common stock and certain institutional holders who may not be comfortable holding our common stock with restrictions in place, may not choose to purchase our common stock, the Plan could depress the value of our common stock in an amount that could more than offset any value preserved from protecting the Tax Benefits.

Potential Anti-Takeover Impact

The Board approved Amendment No. 2 to the Plan and the Plan to preserve the long-term value of the Tax Benefits. The Plan is not intended to prevent a takeover of the Company. However, the Plan could be deemed to have a potential anti-takeover effect because an Acquiring Person may be diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the Plan, if approved by our stockholders, may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities. The Plan and Amendment No. 2 to the Plan are not the result of any potential takeover transaction known to us and are not part of a plan by us to adopt a series of anti-takeover measures.

Stockholders should be aware that we are subject to Section 203 of the Delaware General Corporation Law, which provides, in general, that a transaction constituting a “business combination” within the meaning of Section 203 involving a person owning 15% or more of our outstanding voting stock (referred to as an “interested stockholder”) cannot be completed for a period of three years after the time the person became an interested stockholder unless (i) prior to such time, our Board approved either the business combination or the transaction that resulted in the person
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becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owned at least 85% of our outstanding voting stock (excluding shares owned by persons who are both directors and officers of the Company and shares owned by certain of our employee benefit plans), or (iii) the business combination was approved by our Board and by the affirmative vote of the holders of at least 66-2/3% of our outstanding voting stock not owned by the interested stockholder.
Our Current Certificate and our Bylaws contain certain provisions that may also be deemed to have a potential anti-takeover effect, including:

•Stockholders have no preemptive right to acquire our securities.
•Our Bylaws contain advance notice requirements for any stockholder to present a nomination for director or other proposal at an annual or special meeting of stockholders.
•Our authorized but unissued shares of common stock and preferred stock may be issued without additional stockholder approval and may be utilized for a variety of corporate purposes.

On February 5, 2026, the Board approved the extension of the expiration date of the Amended and Restated Tax Benefit Preservation Plan to March 3, 2029.
Proposal
The Board urges our stockholders to vote “FOR” Proposal No. 4. This Proposal requires the affirmative vote of the holders of a majority of the voting power of the capital stock present online or represented by proxy at any meeting and entitled to vote on the matter. All duly submitted proxies that are signed, but which do not provide instructions for how to vote, will be voted FOR the approval of Amendment No. 2 to the Plan by the management proxy holders.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors unanimously recommends a vote “For” the approval of the Amendment No. 2 to the Company’s Amended and Restated Tax Benefit Preservation Plan.

(Proxy Statement Continues on Next Page.)

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OTHER MATTERS
2026 Annual Report
Our annual report for the fiscal year ended July 3, 2026, including audited financial statements, will be available over the Internet through our website at www.aviatnetworks.com and is being mailed with this Proxy Statement.
Form 10-K
We filed an annual report on Form 10-K for the fiscal year ended July 3, 2026 with the SEC on August 27, 2026. Stockholders may obtain a copy of the Annual Report on Form 10-K, without charge, by writing to our Corporate Secretary, at the address of our offices located at 200 Parker Drive, Suite C100A, Austin, TX 78728, or through our website at www.aviatnetworks.com.
Other Business
The Board is not aware of any other matter that may be presented for consideration at the Annual Meeting or any adjournment thereof. Should any other matter properly come before the Annual Meeting, your shares of common stock will be voted in accordance with the discretion of the proxy holders.
Householding of Proxy Materials
To reduce costs and the environmental impact of the Annual Meeting, a single proxy statement and annual report, along with individual proxy cards, will be delivered in one envelope to certain stockholders having the same last name and address, and to individuals with more than one account registered with our transfer agent with the same address, unless contrary instructions have been received from an affected stockholder. Stockholders participating in householding will continue to receive separate proxy cards. If you are a registered stockholder and would like to enroll in this service or receive individual copies of this year's and/or future proxy materials, please contact Broadridge Financial Solutions, Inc. 51 Mercedes Way, Edgewood, New York 11717; or contact our Corporate Secretary at 512-265-3680 or at our headquarters at 200 Parker Drive, Suite C100A, Austin, TX 78728. If you are a beneficial stockholder, you may contact the broker or bank where you hold the account.

Aviat Networks, Inc.
Proxy Statement
FY2026    56

ANNEX A-1
AMENDMENT NO. 2
TO THE AMENDED AND RESTATED TAX BENEFIT PRESERVATION PLAN
This AMENDMENT NO. 2 TO THE AMENDED AND RESTATED TAX BENEFIT PRESERVATION PLAN (this “Amendment”), dated as of February 27, 2026, is by and between Aviat Networks, Inc., a Delaware corporation (the “Company”), and Computershare Inc., a Delaware corporation, as rights agent (the “Rights Agent”).
RECITALS
WHEREAS, on August 27, 2020, the Company and the Rights Agent entered into that certain Amended and Restated Tax Benefit Preservation Plan, which the Company and the Rights Agent then amended on February 28, 2023 (the “Plan”);
WHEREAS, pursuant to Section 28 (Supplements and Amendments) of the Plan, the Company desires to amend the Plan to extend the Final Expiration Date; and
WHEREAS, pursuant to Section 28 of the Plan, the Company hereby delivers a certificate from its Senior Vice President and Chief Financial Officer, attached hereto as Exhibit A, stating that this Amendment is in compliance with the terms of Section 28 of the Plan.
AGREEMENT
NOW THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:
1.Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Plan.
2.Amendments to the Plan. As of the Effective Date (defined below), the Plan is hereby amended as follows:
A.Section 1(aa) of the Plan is hereby deleted in its entirety and replaced with the following:
“(aa)    “Final Expiration Date” means March 3, 2029.”
B.Exhibit B to the Plan is hereby amended by deleting the first sentence in the Legend and replacing it with the following:
“NOT EXERCISABLE AFTER THE FINAL EXPIRATION DATE (AS DEFINED IN THE PLAN (AS DEFINED BELOW)) OR SUCH EARLIER DATE AS THE RIGHTS ARE REDEEMED, EXCHANGED OR TERMINATED.”
3.Ratification of the Plan. This Amendment will be deemed effective as of the date first written above (the “Effective Date”). Except as expressly provided in this Amendment, all terms and provisions of the Plan are and will remain in full force and effect and are hereby ratified and confirmed by the parties hereto. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or a waiver of any other provision of the Plan or as a waiver of or consent to any further or future action on the part of either party hereto that would require the waiver or consent of the other party.

Aviat Networks, Inc.
Proxy Statement – Annex A-1
FY2026

On and after the Effective Date, each reference in the Plan to “this Plan”, “the Plan”, “hereunder”, “hereof”, “herein”, or words of like import will mean and be a reference to the Plan as amended by this Amendment.
4.Counterparts. This Amendment and any supplements or further amendments hereto may be executed in any number of counterparts and each of such counterparts will for all purposes be deemed to be an original, and all such counterparts will together constitute one and the same instrument, it being understood that all parties need not sign the same counterpart. A signature to this Amendment executed and/or transmitted electronically (including by .pdf) will have the same authority, effect, and enforceability as an original signature. No party hereto may raise the use of such electronic transmission to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission, as a defense to the formation of a contract.

(Signature Page Follows.)

Aviat Networks, Inc.
Proxy Statement – Annex A-1
FY2026

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the Effective Date.

COMPANY Aviat Networks, Inc.
By: Andy Schmidt Senior Vice President & Chief Financial Officer
RIGHTS AGENT Computershare Inc.
By: Name: Patrick Hayes Title: Manager, Client Management

Aviat Networks, Inc.
Proxy Statement – Annex A-1
FY2026

EXHIBIT A
Certificate of Company
The undersigned, Andy Schmidt, hereby certifies he is the duly elected, qualified and acting Senior Vice President & Chief Financial Officer of Aviat Networks, Inc. (the “Company”), and that as such, he is duly authorized to execute and deliver this Certificate on behalf of the Company.
He hereby further certifies on behalf of the Company that the foregoing Amendment No. 2 to the Amended and Restated Tax Benefit Preservation Plan is in compliance with the terms of Section 28 of the Amended and Restated Tax Benefit Preservation Plan, dated as of August 27, 2020, by and between the Company and Computershare Inc., as rights agent, as may be amended from time to time.
IN WITNESS WHEREOF, the undersigned has executed this Certificate on behalf of the Company as of this 27 day of February, 2026.

Aviat Networks, Inc.
By: Andy Schmidt Senior Vice President & Chief Financial Officer
The undersigned hereby certifies that the person named above is the duly elected, qualified and acting Senior Vice President & Chief Financial Officer of the Company, and that the signature appearing above is his true and valid signature.
IN WITNESS WHEREOF, the undersigned has executed this Certificate on behalf of the Company as of this 27 day of February, 2026.

Aviat Networks, Inc.
By: Erin Boase General Counsel, Vice President Legal Affairs

Aviat Networks, Inc.
Proxy Statement – Annex A-1
FY2026

ANNEX A-2

AMENDED AND RESTATED
TAX BENEFIT PRESERVATION PLAN
Dated as of August 27, 2020
by and between
AVIAT NETWORKS, INC.
and
COMPUTERSHARE INC.,
as Rights Agent

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

Page
Section 2. Appointment of Rights Agent    8
Section 3. Issuance of Rights Certificates    8
Section 4. Form of Rights Certificates    10
Section 5. Countersignature and Registration    11
Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates    11
Section 7. Exercise of Rights; Exercise Price; Expiration Date of Rights    12
Section 8. Cancellation and Destruction of Rights Certificates    14
Section 9. Reservation and Availability of Preferred Shares    14
Section 10. Record Date for Securities Issued    15
Section 11. Adjustment of Exercise Price, Number and Kind of Shares or Number of Rights    16
Section 12. Certificate of Adjusted Exercise Price or Number of Shares    20
Section 13. Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power    21
Section 14. Fractional Rights and Fractional Shares    23
Section 15. Rights of Action    24
Section 16. Agreement of Rights Holders    24
Section 17. Holder of Rights Certificate Not Deemed to be a Stockholder    25
Section 18. Concerning the Rights Agent    25
Section 19. Merger, Consolidation or Change of Name of Rights Agent    26
Section 20. Duties of Rights Agent    26
Section 21. Change of Rights Agent    29
Section 22. Issuance of New Rights Certificates    30
Section 23. Redemption    30
Section 24. Exchange    31
Section 25. Process to Seek Exemption Prior to Trigger Event    32
Section 26. Notice of Certain Events    34
Section 27. Notices    34
Section 28. Supplements and Amendments    35
Section 29. Successors    35
Section 30. Determinations and Actions by the Board    35
Section 31. Benefits of this Plan    36
Section 32. Severability    36
Section 33. Governing Law; Exclusive Jurisdiction    36
Section 34. Counterparts    37
Section 35. Descriptive Headings; Interpretation    37
Section 36. Costs of Enforcement    37
Section 37. Force Majeure    38

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

Section 38. USA PATRIOT Act    38

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

Page
EXHIBITS
Exhibit A    Form of Certificate of Designation of Rights, Preferences and Privileges of Series A Participating Preferred Stock    A-1
Exhibit B    Form of Rights Certificate    B-1
Exhibit C    Form of Summary of Rights    C-1

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

TAX BENEFIT PRESERVATION PLAN
This AMENDED AND RESTATED TAX BENEFIT PRESERVATION PLAN (this “Plan”), dated as of August 27, 2020, is by and between Aviat Networks, Inc., a Delaware corporation (the “Company”), and Computershare Inc., a Delaware corporation, as rights agent (the “Rights Agent”). All capitalized terms used in this Plan have the meanings given thereto in Section 1.
RECITALS
WHEREAS, on March 3, 2020 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company (the “Board”) adopted the Tax Benefit Preservation Plan, dated as of March 3, 2020 (the “Original Plan”);
WHEREAS, pursuant to Section 28 of the Original Plan, the Company and the Rights Agent desire to amend and restate the Original Plan in its entirety with this Plan to, among other things, amend the defined term “Exempt Person” pursuant to Section 25, add the defined term “Excluded Person” and correct certain section references;
WHEREAS, the Board previously authorized and declared a dividend of one preferred share purchase right (a “Right”) for each Common Share outstanding as of the Close of Business on March 13, 2020 (the “Record Date”), each Right initially representing the right to purchase one one-thousandth of a Preferred Share (as such number may be adjusted pursuant to the provisions of this Plan) and having the rights, preferences and privileges set forth in the form of Certificate of Designation of Rights, Preferences and Privileges of Series A Participating Preferred Stock attached hereto as Exhibit A, upon the terms and subject to the conditions set forth herein;
WHEREAS, the Board further authorized and directed the issuance of one Right (as such number may be adjusted pursuant to the provisions of this Plan) with respect to each Common Share that becomes outstanding (whether as an original issuance or from the Company’s treasury) between the Record Date and the earlier of the (a) Distribution Date and (b) Expiration Date, and in certain circumstances after the Distribution Date;
WHEREAS, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”), its ability to use Tax Benefits (as defined below) for income tax purposes could be substantially limited or lost altogether; and
WHEREAS, the Company views the Tax Benefits as highly valuable assets of the Company that are likely to inure to the benefit of the Company and its stockholders, and the Company believes that it is in the best interests of the Company and its stockholders that the Company provide for the protection of the Tax Benefits on the terms and conditions set forth herein.
AGREEMENT
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
Section 1.Certain Definitions. For purposes of this Plan, the following terms have the meanings indicated:
(a)“Acquiring Person” means any Person who or that, together with all Affiliates and Associates of such Person, is the Beneficial Owner of 4.9% or more of the Common Shares then outstanding, but not including (i) any Exempt Person, (ii) any Excluded Person or (iii) any Existing Holder, unless and until such time as such Existing Holder becomes the Beneficial Owner of one or more additional Common Shares (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Shares in Common Shares or pursuant to a split or subdivision of the outstanding Common Shares), unless upon becoming the Beneficial Owner of such additional Common Shares, such Existing Holder does not Beneficially Own 4.9% or more of the Common Shares then outstanding. Notwithstanding the foregoing, no Person will be deemed to be an Acquiring

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

Person as the result of an acquisition of Common Shares by an Excluded Person that, by reducing the number of Common Shares then outstanding, increases the proportionate number of Common Shares that are Beneficially Owned by such Person to 4.9% or more of the Common Shares then outstanding; provided, however, that if a Person becomes the Beneficial Owner of 4.9% or more of the Common Shares then outstanding solely as the result of a reduction in the number of Common Shares then outstanding due to an acquisition of Common Shares by an Excluded Person and, after such acquisition by such Excluded Person, becomes the Beneficial Owner of one or more additional Common Shares (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Shares in Common Shares or pursuant to a split or subdivision of the outstanding Common Shares), then such Person will be deemed to be an Acquiring Person unless, upon becoming the Beneficial Owner of such additional Common Shares, such Person does not Beneficially Own 4.9% or more of the Common Shares then outstanding. Notwithstanding the foregoing, if the Board determines in good faith that a Person who would otherwise be an Acquiring Person has become such inadvertently (including because (A) such Person was unaware that it Beneficially Owned a percentage of the Common Shares that would otherwise cause such Person to be an Acquiring Person or (B) such Person was aware of the extent of the Common Shares that it Beneficially Owned but had no actual knowledge of the consequences of such Beneficial Ownership pursuant to this Plan) and without any intention of changing or influencing control of the Company, and if such Person divested or divests (including by entering into an agreement with the Company, which agreement is satisfactory to the Board in its sole discretion, to divest and subsequently divests in accordance with the terms of such agreement, without exercising or retaining any power, including voting power, with respect to such Common Shares) as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an Acquiring Person, then such Person will not be deemed to be or to have become an Acquiring Person at any time for any purposes of this Plan. For all purposes of this Plan, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding Common Shares of which any Person is the Beneficial Owner, will be calculated in accordance with Section 382 and the Treasury Regulations promulgated thereunder.
(b)“Adjustment Shares” has the meaning set forth in Section 11(a)(ii).
(c)“Affiliate” and “Associate” have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the Rights Dividend Declaration Date and, to the extent not included within the foregoing, will also include, with respect to any Person, any other Person (other than an Exempt Person, an Excluded Person or an Existing Holder) whose Stock or other securities (i) would be deemed owned constructively or indirectly by such first Person for purposes of Section 382; (ii) would be deemed owned by a single “entity” as defined in Treasury Regulations § 1.382-3(a)(1) in which both such first Person and such other Person are included; or (iii) otherwise would be deemed aggregated with the Stock or other securities owned by such first Person pursuant to the provisions of Section 382; provided, however, that a Person will not be deemed to be an Affiliate or Associate of another Person solely because either or both such Persons are or were directors of the Company.
(d)A Person will be deemed to be the “Beneficial Owner” of, and will be deemed to “Beneficially Own” and have “Beneficial Ownership” of, any securities:
(i)that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, owns or has the legal, equitable or contractual right or obligation to acquire (whether directly or indirectly and whether exercisable immediately or only after the passage of time, compliance with regulatory requirements, satisfaction of one or more conditions (whether or not within the control of such Person) or otherwise) (A) pursuant to any agreement, arrangement or understanding whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities); (B) upon the exercise of any conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; (C) pursuant to the power to revoke a trust, discretionary account or similar arrangement; (D) pursuant to the power to terminate a repurchase or similar so-called “stock borrowing” agreement, arrangement or understanding; (E) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; or (F) any securities (including rights, options or warrants) that are convertible or exchangeable into, or exercisable for, Common Shares until such time as such securities are converted, exchanged or exercised, except to the extent that the acquisition or transfer of securities (including rights, options or warrants) would be treated as exercised on the date of its acquisition or transfer pursuant to Treasury Regulations § 1.382-4(d); provided, however, that a Person will not be deemed pursuant to this Section 1(d)(i) to be the Beneficial Owner of, or to Beneficially Own, securities (1) tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; (2) issuable upon the exercise of Rights at any time prior to the occurrence of a Triggering Event; (3) issuable upon the exercise of Rights from and after the occurrence of a Triggering Event if such Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 (the

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

“Original Rights”) or pursuant to Section 11(g) in connection with an adjustment made with respect to any Original Rights; or (4) that a Person or any of such Person’s Affiliates or Associates may be deemed to have the right to acquire pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of its Affiliates or Associates), or any tender, voting or support agreement entered into by such Person (or one or more of its Affiliates or Associates) in connection therewith, if such agreement has been approved by the Board prior to there being an Acquiring Person;
(ii)that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote (including the power to vote or to direct the voting of) or dispose (or direct the disposition) of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the Rights Dividend Declaration Date), including pursuant to any agreement, arrangement or understanding whether or not in writing; provided, however, that a Person will not be deemed the Beneficial Owner of, or to Beneficially Own, any security pursuant to this Section 1(d)(ii) as a result of an agreement, arrangement or understanding whether or not in writing to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations promulgated under the Exchange Act; and (B) is not also then reportable by such Person on Schedule 13D pursuant to the Exchange Act (or any comparable or successor report);
(iii)that are Beneficially Owned, directly or indirectly, by any other Person (or any of such Person’s Affiliates or Associates) with which such first Person (or any of such first Person’s Affiliates or Associates) has any agreement, arrangement or understanding whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy to the extent contemplated by the proviso to Section 1(d)(ii)) or disposing of any securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” pursuant to Treasury Regulations § 1.382-3(a)(1); provided, however, that no person who is an officer, director or employee of an Excluded Person will be deemed, solely by reason of such person’s status or authority as such, to be a Beneficial Owner of, to have Beneficial Ownership of or to Beneficially Own any securities of the Company that are Beneficially Owned (including in a fiduciary capacity) by an Excluded Person or by any other such officer, director or employee of an Excluded Person; provided further, however, that any stockholder of the Company, together with any Affiliate, Associate or other person who may be deemed to be a representative of such stockholder then serving as a director of the Company, will not be deemed to be the Beneficial Owner of, to have Beneficial Ownership of or to Beneficially Own any securities of the Company held by any other Person as a result of any Person affiliated or otherwise associated with such stockholder serving as a director of the Company or taking any action in connection therewith; or
(iv)that are the subject of a derivative transaction entered into by such Person or any of such Person’s Affiliates or Associates, including, for these purposes, any derivative security acquired by such Person or any of such Person’s Affiliates or Associates that gives such Person or any of such Person’s Affiliates or Associates the economic equivalent of ownership of an amount of securities due to the fact that the value of the derivative security is explicitly determined by reference to the price or value of such securities, or that provides such Person or any of such Person’s Affiliates or Associates an opportunity, directly or indirectly, to profit or to share in any profit derived from any change in the value of such securities, in any case without regard to whether (A) the derivative security conveys any voting rights in such securities to such Person or any of such Person’s Affiliates or Associates; (B) the derivative security is required to be, or capable of being, settled through delivery of such securities; or (C) such Person or any of such Person’s Affiliates or Associates may have entered into other transactions that hedge the economic effect of the derivative security. In determining the number of Common Shares that are Beneficially Owned by virtue of the operation of this Section 1(d)(iv), the subject Person will be deemed to Beneficially Own (without duplication) the notional or other number of Common Shares that, pursuant to the documentation evidencing the derivative security, may be acquired upon the exercise or settlement of the applicable derivative security or as the basis upon which the value or settlement amount of such derivative security, or the opportunity of the holder of such derivative security to profit or share in any profit, is to be calculated, in whole or in part, and in any case (or if no such number of Common Shares is specified in such documentation or otherwise) as determined by the Board in good faith to be the number of Common Shares to which the derivative security relates. Notwithstanding anything in this Plan to the contrary, to the extent not within the foregoing provisions of this Section 1(d), a Person will be deemed to be the Beneficial Owner of, and will be deemed to Beneficially Own or have Beneficial Ownership of, Stock held by any other Person that such Person would be deemed to own constructively or indirectly or otherwise would be aggregated with Stock owned by such Person pursuant to Section 382.

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

(e)“Board” has the meaning set forth in the recitals at the beginning of this Plan.
(f)“Book Entry Shares” has the meaning set forth in Section 3(a).
(g)“Business Day” means any day other than a Saturday, Sunday or a day on which the Federal Reserve Bank of New York is closed.
(h)“Close of Business” on any given date means 5:00 p. m., New York City time, on such date; provided, however, that if such date is not a Business Day, it means 5:00 p.m., New York City time, on the next succeeding Business Day.
(i)“Code” has the meaning set forth in the recitals at the beginning of this Plan.
(j)“Common Shares” means, unless otherwise specified, the shares of common stock, par value $0.01 per share, of the Company. When used with reference to any Person other than the Company, Common Shares means the capital stock with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person or, if such Person is a Subsidiary of another Person, of the Person that ultimately controls such first-mentioned Person.
(k)“Common Share Equivalents” has the meaning set forth in Section 11(a)(iii).
(l)“Company” has the meaning set forth in the preamble hereto, subject to the terms of Section 13(a).
(m)“Current Per Share Market Price” of any security (a “Security” for purposes of this definition), for all computations other than those made pursuant to Section 11(a)(iii), means the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days immediately prior to but not including such date, and for purposes of computations made pursuant to Section 11(a)(iii), the Current Per Share Market Price of any Security on any date will be deemed to be the average of the daily closing prices per share of such Security for the 10 consecutive Trading Days immediately following but not including such date; provided, however, that in the event that the Current Per Share Market Price of the Security is determined during any period following the announcement by the issuer of such Security of (i) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares (other than the Rights); or (ii) any subdivision, combination, consolidation, reverse stock split or reclassification of such Security, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination, consolidation, reverse stock split or reclassification, has not occurred prior to the commencement of the requisite 30 Trading Day or 10 Trading Day period as set forth above, then, and in each such case, the Current Per Share Market Price will be appropriately adjusted to take into account ex-dividend trading. The closing price for each day will be the last sale price, regular way, reported at or prior to 4:00 p.m., New York City time, or, if no such sale takes place on such day, the average of the bid and asked prices, regular way, reported as of 4:00 p.m. New York City time, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on NASDAQ or, if the Security is not listed or admitted to trading on NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price reported at or prior to 4:00 p.m., New York City time, or, if on such date the Security is not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported as of 4:00 p.m., New York City time, by NASDAQ or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. If on any such date no market maker is making a market in the Security, the fair value of the Security on such date as determined in good faith by the Board will be used, which determination will be described in a statement filed with the Rights Agent and will be conclusive and binding on the Rights Agent and the holders of the Rights. If the Current Per Share Market Price of the Preferred Shares cannot be determined in the manner provided above or if the Preferred Shares are not publicly held or not listed or traded in a manner described above, then the Current Per Share Market Price of the Preferred Shares will be conclusively deemed to be (x) the Current Per Share Market Price of the Common Shares as determined pursuant to this Section 1(m) multiplied by (y) 1,000 (as such number may be appropriately adjusted to reflect any subdivision, combination, consolidation, reverse stock split or reclassification of Common Shares occurring after the Rights Dividend Declaration Date). If the Security (other than the Preferred Shares) is not publicly held or not so listed or traded, or if on any such date the Security is not so quoted and no such market maker is making a market in the Security, then the Current Per Share Market Price means the fair value per Security as determined in good faith by the Board, after consultation with a nationally recognized investment banking firm,

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

whose determination will be described in a statement filed with the Rights Agent and will be conclusive and binding on the Rights Agent and the holders of the Rights.
(n)“Current Exchange Value” means the product of the Current Per Share Market Price of Common Shares on the date of the occurrence of an Exchange Determination (or the next Business Day, if such date is not a Business Day) multiplied by the number of Common Shares for which the Right would otherwise be exchangeable (without regard to whether there were sufficient Common Shares available therefor).
(o)“Current Value” has the meaning set forth in Section 11(a)(iii).
(p)“Distribution Date” means the earlier of (i) the Close of Business on the 10th Business Day (or such later date as may be determined by action of the Board, which action must be taken prior to the Distribution Date that otherwise would have occurred) after the Shares Acquisition Date (or, if the 10th Business Day after the Shares Acquisition Date occurs before the Record Date, then the Record Date); or (ii) the Close of Business on the 10th Business Day (or such later date as may be determined by the Board) after the date that a tender or exchange offer by any Person (other than an Exempt Person or an Excluded Person) is first published, sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations promulgated under the Exchange Act if, assuming the successful consummation thereof, such Person would be an Acquiring Person; provided, however, that if any tender or exchange offer referred to in clause (ii) of this Section 1(p) is cancelled, terminated or otherwise withdrawn prior to the Distribution Date without the purchase or exchange of any Common Shares pursuant thereto, then such offer will be deemed, for purposes of this paragraph, never to have been made.
(q)“Equivalent Shares” means any class or series of capital stock of the Company having the same rights, privileges and preferences as the Preferred Shares.
(r)“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(s)“Exchange Determination” has the meaning set forth in Section 24(a).
(t)“Exchange Ratio” has the meaning set forth in Section 24(a).
(u)“Excluded Person” means (i) the Company or any Subsidiary of the Company, in each case including the officers and members of the board of directors thereof acting in their fiduciary capacities; or (ii) any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company.
(v) “Exempt Person” means any Person determined by the Board to be an “Exempt Person” in accordance with the requirements set forth in Section 25 hereof for so long as such Person complies with any limitations or conditions required by the Board in making such determination.
(w)“Exemption Request” has the meaning set forth in Section 25(a).
(x) “Exercise Price” is initially $35.00 for each one one-thousandth of a Preferred Share issuable pursuant to the exercise of a Right and is subject to adjustment from time to time as provided in Section 11 or Section 13.
(y)“Existing Holder” means any Person who or that, together with all Affiliates and Associates of such Person, is, immediately prior to the first public announcement of the adoption of this Plan, the Beneficial Owner of 4.9% or more of the Common Shares then outstanding. Notwithstanding anything to the contrary in this Plan, any Existing Holder who, together with all Affiliates and Associates of such Person, becomes at any time the Beneficial Owner of less than 4.9% of the Common Shares then outstanding will cease to be an Existing Holder and will be subject to all the provisions of this Plan in the same manner as any Person who is not and was not an Existing Holder.
(z)“Expiration Date” means the earliest to occur of (i) the Close of Business on the Final Expiration Date; (ii) the Redemption Date; (iii) the time at which the Board orders the exchange of the Rights as provided in Section 24; (iv) if Stockholder Approval is not obtained at the first annual meeting of the stockholders of the Company following the date of this Plan, the Close of Business on the date of such stockholder meeting, or the

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

Close of Business on first anniversary of the date of this Plan, if Stockholder Approval has not otherwise been obtained by that date; (v) the close of business on the effective date of the repeal of Section 382 or any other change if the Board, in its sole discretion, determines that this Plan is no longer necessary or desirable for the preservation of the Tax Benefits; (vi) the time at which the Board determines that the Tax Benefits are fully utilized or no longer available pursuant to Section 382 or that an ownership change pursuant to Section 382 would not adversely impact in any material respect the time period in which the Company could use the Tax Benefits, or materially impair the amount of the Tax Benefits that could be used by the Company in any particular time period, for applicable tax purposes; or (vii) a determination by the Board, in its sole discretion and prior to the Distribution Date, that this Plan and the Rights are no longer in the best interests of the Company and its stockholders.
(aa)“Final Expiration Date” means March 3, 2023.
(ab)“NASDAQ” means The NASDAQ Stock Market LLC.
(ac)“Original Rights” has the meaning set forth in Section 1(d)(i).
(ad)“Person” means any individual, firm, corporation, partnership, limited liability company, joint venture, business trust, trust, association, syndicate, group (as such term is used in Rule 13d-5 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the Rights Dividend Declaration Date), other entity or any group of Persons making a “coordinated acquisition” of Common Shares within the meaning of Treasury Regulations § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treasury Regulations § 1.382-3(a)(1), and, in each case, will include any successor (by merger or otherwise) of any such Person, but will not include a Public Group (as defined in Treasury Regulations § 1.382-2T(f) (13)).
(ae)“Plan” has the meaning set forth in the preamble at the beginning of this Plan.
(af)“Post-Event Transferee” has the meaning set forth in Section 7(e).
(ag)“Pre-Event Transferee” has the meaning set forth in Section 7(e).
(ah)“Preferred Shares” means shares of Series A Participating Preferred Stock, par value $0.01 per share, of the Company and, to the extent that there are not a sufficient number of shares of Preferred Shares authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Preferred Shares.
(ai)“Principal Party” has the meaning set forth in Section 13(b).
(aj)“Record Date” has the meaning set forth in the recitals at the beginning of this Plan.
(ak)“Redemption Date” has the meaning set forth in Section 23(a).
(al)“Redemption Price” has the meaning set forth in Section 23(a).
(am)“Requesting Person” has the meaning set forth in Section 25(a).
(an)“Right” has the meaning set forth in the recitals at the beginning of this Plan.
(ao)“Rights Agent” has the meaning set forth in the preamble hereto.
(ap)“Rights Certificate” means a certificate substantially in the form attached as Exhibit B.
(aq)“Rights Dividend Declaration Date” has the meaning set forth in the recitals at the beginning of this Plan.
(ar)“Section 11(a)(ii) Event” means any event described in Section 11(a)(ii).
(as)“Section 11(a)(ii) Trigger Date” has the meaning set forth in Section 11(a)(iii).
(at)“Section 13 Event” means any event described in clause (i), (ii) or (iii) of Section 13(a).

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

(au)“Section 382” means Section 382 of the Code or any successor or replacement provision and the Treasury Regulations promulgated
(av)“Securities Act” means the Securities Act of 1933, as amended.
(aw)“Security” has the meaning set forth in Section 1(m).
(ax)“Shares Acquisition Date” means the first date of public announcement (which, for purposes of this definition, includes the filing or amending of a report pursuant to Section 13(d) of the Exchange Act or pursuant to a comparable successor statute) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information that reveals the existence of an Acquiring Person.
(ay)“Spread” means the excess of (i) the Current Value over (ii) the Exercise Price.
(az)“Stock” means with respect to any Person, such Person’s (i) common shares; (ii) preferred shares (other than preferred shares described in Section 1504(a)(4) of the Code); and (iii) any other interest that would be treated as “stock” of such Person pursuant to Treasury Regulations § 1.382-2T(f) (18).
(ba)“Stockholder Approval” means the approval of this Plan by the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy and entitled to vote on the proposal at a meeting of the stockholders of the Company (or any adjournment or postponement thereof) duly held in accordance with the Company’s Amended and Restated Certificate of Incorporation, as amended, the Company’s Amended and Restated Bylaws, and applicable law.
(bb)“Subsequent Transferee” has the meaning set forth in Section 7(e).
(bc)“Subsidiary” of any Person means any firm, corporation, partnership, limited liability company, joint venture, business trust, trust, association, syndicate or other entity (whether or not incorporated) of which an amount of voting securities sufficient to elect a majority of the directors or Persons having similar authority, or a majority of the equity or ownership interests, is Beneficially Owned, directly or indirectly, by such Person, or any firm, corporation, partnership, limited liability company, joint venture, business trust, trust, association, syndicate or other entity (whether or not incorporated) otherwise controlled by such Person.
(bd)“Substitution Period” has the meaning set forth in Section 11(a)(iii).
(be)“Summary of Rights” means a summary of this Plan substantially in the form attached as Exhibit C.
(bf)“Tax Benefits” means net operating losses, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers or any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, in each case of the Company or any of its Subsidiaries, and any other tax attribute the benefit of which is subject to possible limitation pursuant to Section 382.
(bg)“Trading Day” means a day on which the principal national securities exchange on which a referenced security is listed or admitted to trading is open for the transaction of business or, if a referenced security is not listed or admitted to trading on any national securities exchange, a Business Day.
(bh)“Treasury Regulations” means the final, temporary and proposed income tax regulations promulgated by the United States Department of the Treasury pursuant to the Code, as amended or superseded from time to time.
(bi)“Triggering Event” means any Section 11(a)(ii) Event or Section 13 Event.
(bj)“Trust” has the meaning set forth in Section 24(b)(ii).
(bk)“Trust Agreement” has the meaning set forth in Section 24(b)(ii).
(bl)“Waiver Request” has the meaning set forth in Section 25(b).

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

Section 2.Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as rights agent for the Company and the holders of the Rights (who, in accordance with Section 3, will prior to the Distribution Date also be the holders of the Common Shares) in accordance with the express terms and conditions hereof, and the Rights Agent hereby accepts such appointment. Upon 10 days’ prior written notice to the Rights Agent, the Company may from time to time appoint such co-rights agents as it may deem necessary or desirable. If the Company appoints one or more co-rights agents, then the respective duties of the Rights Agent and such co-rights agents will be as the Company determines, and the Company will promptly notify each rights agent of its respective duties. The Rights Agent will have no duty to supervise and will in no event be liable for the acts or omissions of, any co-rights agent.
Section 3.Issuance of Rights Certificates.
(a)Rights Evidenced by Certificates for Common Shares and Book Entry Shares. Until the Distribution Date, (i) the Rights (unless earlier expired, redeemed or terminated) will be evidenced (subject to the provisions of Section 3(b) and Section 3(c)) by the certificates for Common Shares registered in the names of the holders thereof or, in the case of uncertificated Common Shares registered in book entry form (“Book Entry Shares”), by notation in book entry accounts reflecting the ownership of such Common Shares (which certificates and Book Entry Shares, as applicable, will also be deemed to be Rights Certificates) and not by separate Rights Certificates; and (ii) the Rights (and the right to receive Rights Certificates) will be transferable only in connection with the transfer of the underlying Common Shares (including a transfer to the Company). As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, by manual or facsimile signature, and the Company will send or cause to be sent (and the Rights Agent will, if so requested and provided with all necessary information and documents, at the Company’s expense send) (by mailing, in accordance with Section 27 or by such reasonable means as may be selected by the Company) to each record holder of Common Shares as of the Close of Business on the Distribution Date (other than any Acquiring Person or any of its Affiliates or Associates), at the address of such holder shown on the transfer books of the Company or the transfer agent for the Common Shares, one or more Rights Certificates evidencing one Right for each Common Share so held, subject to adjustment as provided herein. Receipt of a Rights Certificate by any Person will not preclude a later determination that all or part of the Rights represented thereby are null and void pursuant to Section 7(e). To the extent that a Section 11(a)(ii) Event has also occurred, the Company may implement such procedures as it deems appropriate in its sole discretion to minimize the possibility that Rights are received by any Person whose Rights are null and void pursuant to Section 7(e). In the event that an adjustment in the number of Rights per Common Share has been made pursuant to Section 11, then at the time of distribution of the Rights Certificates, the Company will make the necessary and appropriate rounding adjustments (in accordance with Section 14(a)) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights (in accordance with Section 14(a)). As of and after the Distribution Date, the Rights will be evidenced solely by the Rights Certificates and may be transferred by the transfer of the Rights Certificates as permitted hereby, separately and apart from any transfer of Common Shares, and the holders of such Rights Certificates as shown on the transfer books of the Company or the transfer agent for the Rights (which may be the Rights Agent) will be the record holders thereof. The Company will promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date. Until such notice is provided to the Rights Agent, it may presume conclusively for all purposes that the Distribution Date has not occurred.
(b)Summary of Rights; Outstanding Common Shares. The Company will make available, or cause to be made available, promptly after the Record Date, a copy of the Summary of Rights to any holder of Rights who may so request from time to time prior to the Expiration Date. With respect to certificates for Common Shares and Book Entry Shares, as applicable, outstanding as of the Record Date or issued subsequent to the Record Date, until the earlier of the Distribution Date or the Expiration Date, the Rights will be evidenced by such certificates or Book Entry Shares, and the registered holders of the Common Shares will also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date, the surrender for transfer of any Common Shares in respect of which Rights have been issued (with or without a copy of the Summary of Rights) will also constitute the transfer of the Rights associated with such Common Shares. Notwithstanding anything to the contrary in this Plan, upon the effectiveness of a redemption pursuant to Section 23 or an exchange pursuant to Section 24, the Company will not thereafter issue any additional Rights and, for the avoidance of doubt, no Rights will be attached to or will be issued with any Common Shares (including any Common Shares issued pursuant to an exchange) at any time thereafter.
(c)Legend. Rights will be issued in respect of all Common Shares that are issued (whether as an original issuance or from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date. Certificates representing such Common Shares will also be deemed to be certificates for Rights, and will bear substantially the following legend if such certificates are issued after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date:

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN AN AMENDED AND RESTATED TAX BENEFIT PRESERVATION PLAN, DATED AS OF AUGUST 27, 2020, BETWEEN AVIAT NETWORKS, INC. (THE “COMPANY”) AND COMPUTERSHARE INC., AS RIGHTS AGENT (OR ANY SUCCESSOR RIGHTS AGENT THEREUNDER), AS THE SAME MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME (THE “PLAN”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE PLAN, SUCH RIGHTS (AS DEFINED IN THE PLAN) MAY BE REDEEMED, MAY BECOME EXERCISABLE FOR SECURITIES OR ASSETS OF THE COMPANY OR SECURITIES OF ANOTHER ENTITY, MAY BE EXCHANGED FOR SHARES OF COMMON STOCK OR OTHER SECURITIES OR ASSETS OF THE COMPANY, MAY EXPIRE OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND MAY NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE PLAN AS IN EFFECT ON THE DATE OF MAILING WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES AS SET FORTH IN THE PLAN, RIGHTS THAT ARE BENEFICIALLY OWNED BY, TRANSFERRED TO OR HAVE BEEN OWNED BY AN ACQUIRING PERSON (AS DEFINED IN THE PLAN) OR ANY OF ITS AFFILIATES (AS DEFINED IN THE PLAN) OR ASSOCIATES (AS DEFINED IN THE PLAN) WILL BE NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.
With respect to any Book Entry Shares, a legend in substantially similar form will be included in a notice to the record holder of such shares in accordance with applicable law. With respect to such certificates for Common Shares or Book Entry Shares, as applicable, containing the foregoing legend, until the earlier of the Distribution Date or the Expiration Date, (i) the Rights associated with the Common Shares represented by such certificates or Book Entry Shares will be evidenced solely by such certificates or Book Entry Shares; (ii) the registered holders of the Common Shares will also be the registered holders of the associated Rights; and (iii) the surrender for transfer of any such certificates or Book Entry Shares (with or without a copy of the Summary of Rights) will also constitute the transfer of the Rights associated with the Common Shares represented thereby. Notwithstanding this Section 3(c), the omission of the legend required hereby, the inclusion of a legend that makes reference to a rights agreement or tax benefit preservation plan other than this Plan or the failure to provide notice thereof will not affect the enforceability of any part of this Plan or the rights of any holder of Rights.
(d)Acquisitions of Rights by the Company. In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date, any Rights associated with such Common Shares will be deemed cancelled and retired so that the Company will not be entitled to exercise any Rights associated with the Common Shares that are no longer outstanding.
Section 4.Form of Rights Certificates.
(a)Rights Certificates. The Rights Certificates (and the form of election to purchase and form of assignment, including the certifications therein, to be printed on the reverse thereof) will be substantially in the form of Exhibit B, and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, responsibilities or liabilities of the Rights Agent) and are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto, with any applicable rule or regulation of any applicable stock exchange or trading system or the Financial Industry Regulatory Authority, or to conform to customary usage. Subject to the provisions of Section 11 and Section 22, the Rights Certificates, whenever distributed, will be dated as of the Record Date (or in the case of Rights issued with respect to Common Shares issued by the Company after the Record Date, as of the date of issuance of such Common Shares) and on their face will entitle the holders thereof to purchase such number of one one-thousandths of a Preferred Share as will be set forth therein at the Exercise Price, but the number and type of securities purchasable upon the exercise of each Right and the Exercise Price will be subject to adjustment as provided herein.
(b)Certain Legends. Any Rights Certificate issued pursuant to Section 3(a), Section 11(g) or Section 22 that represents Rights that are Beneficially Owned by an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

any of the foregoing, and any Rights Certificate issued pursuant to Section 6 or Section 11 upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, will contain (to the extent that the Rights Agent has notice thereof and to the extent feasible) substantially the following legend:
THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE PLAN). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS (AS SUCH TERMS ARE DEFINED IN THE PLAN) REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE PLAN.
(c)Uncertificated Rights. Notwithstanding anything to the contrary in this Plan, the Company and the Rights Agent may amend this Plan to provide for uncertificated Rights in addition to or in place of Rights evidenced by Rights Certificates.
Section 5.Countersignature and Registration.
(a)Countersignature. The Rights Certificates will be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Secretary, Assistant Secretary or any Senior Vice President, which execution will be attested to by the Secretary or an Assistant Secretary of the Company, in each case either manually or by facsimile signature, and will have affixed thereto the Company’s seal (if any) or a facsimile thereof. The Rights Certificates will be countersigned, either manually or by facsimile signature, by an authorized signatory of the Rights Agent, but it will not be necessary for the same signatory to countersign all of the Rights Certificates. No Rights Certificate will be valid for any purpose unless countersigned by the Rights Agent. If any director or officer of the Company who has signed or attested to any of the Rights Certificates ceases to be such director or officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates nevertheless may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed or attested to such Rights Certificates on behalf of the Company had not ceased to be a director or officer of the Company. Any Rights Certificate may be signed or attested to on behalf of the Company by any person who, as of the actual date of the execution of such Rights Certificate, is a proper director or officer of the Company to sign such Rights Certificate, although at the date of the execution of this Plan any such person was not such a director or officer.
(b)Transfer Books. Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its office designated for such purposes, books for registration and transfer of the Rights Certificates issued hereunder. Such books will show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates, the certificate number of each of the Rights Certificates and the date of each of the Rights Certificates. The Rights Agent will not register, or permit to be registered, any transfer or exchange of any Rights Certificates (or the underlying Rights) that have become null and void pursuant to Section 7(e), have been redeemed pursuant to Section 23 or have been exchanged pursuant to Section 24.
Section 6.Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.
(a)Transfer, Split Up, Combination and Exchange of Rights Certificates. Subject to the provisions of Section 4(b), Section 7(e), Section 14 and Section 24, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate (other than any Rights Certificate representing Rights that have become null and void pursuant to Section 7(e), that have been redeemed pursuant to Section 23 or that have been exchanged pursuant to Section 24) may be transferred, split up, combined or exchanged for another Rights Certificate entitling the registered holder to purchase a like number of one one-thousandths of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as the Rights Certificate surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate will make such request in writing delivered to the Rights Agent, and will surrender the Rights Certificate, together with any required form of assignment duly executed and properly completed, to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose accompanied by a signature guarantee from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association. The Rights Certificates are transferable only on the books and records of the Rights Agent. Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company will be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder has properly completed and duly executed the certificate contained in the form of assignment on the reverse

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

side of such Rights Certificate and has provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof, in each case as the Company or the Rights Agent reasonably requests. Thereupon, subject to Section 4(b), Section 7(e), Section 14 and Section 24, the Rights Agent will countersign (by manual or facsimile signature) and deliver to the Person entitled thereto a Rights Certificate as so requested. The Company or the Rights Agent may require payment from the holder of a Rights Certificate of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of any Rights Certificate. If and to the extent that the Company does require payment of any such tax or charge, the Company will provide the Rights Agent prompt written notice thereof and the Rights Agent will not deliver any Right Certificate unless and until the Rights Agent is satisfied that all such payments have been made, and the Rights Agent will forward any such sum collected by it to the Company or to such Person as the Company specifies by written notice. The Rights Agent will not have any duty or obligation to take any action pursuant to any Section of this Plan related to the issuance or delivery of Rights Certificates unless and until it is satisfied that all such taxes or charges have been paid.
(b)Mutilated, Destroyed, Lost or Stolen Rights Certificates. Subject to the provisions of Section 7(e), Section 11(a)(ii) and Section 24, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate and such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent may request, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will make and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated. Every new Rights Certificate issued pursuant to this Section 6(b) in lieu of any lost, stolen, destroyed or mutilated Rights Certificate will evidence an original additional contractual obligation of the Company, whether or not the lost, stolen, destroyed or mutilated Rights Certificate will be at any time enforceable by anyone, and, subject to Section 7(e) will be entitled to all the benefits of this Plan equally and proportionately with any and all other Rights duly issued hereunder.
Section 7.Exercise of Rights; Exercise Price; Expiration Date of Rights.
(a)Exercise of Rights. Subject to Section 7(e), Section 23(b) and Section 24(a), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part on any Business Day at or after the Distribution Date and prior to the Close of Business on the Expiration Date by surrender of the Rights Certificate, with the form of election to purchase and certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Exercise Price for each one one-thousandth of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as to which the Rights are exercised.
(b)Exercise Price. The Exercise Price is payable in accordance with Section 7(c).
(c)Payment. Except as otherwise provided in this Plan, upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and certification properly completed and duly executed, accompanied by payment of the aggregate Exercise Price for the total number of one one-thousandths of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) to be purchased and an amount equal to any applicable transfer tax or governmental charge required to be paid by the holder of such Rights Certificate in accordance with Section 9(e), the Rights Agent will, subject to Section 7(f) and Section 20(j), thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent for the Preferred Shares) a certificate for the total number of one one-thousandths of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) to be purchased (or, in the case of uncertificated shares or other securities, requisition from the transfer agent a notice setting forth such number of shares or other securities to be purchased for which registration will be made on the transfer books of the Company), and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests; or (B) if the Company has elected to deposit the total number of one one-thousandths of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) issuable upon exercise of the Rights hereunder with a depositary agent, requisition from such depositary agent depositary receipts representing interests in such number of one one-thousandths of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as are to be purchased (in which case certificates for the Preferred Shares (or, following a Triggering Event, other securities, cash or other assets, as the case may be) represented by such receipts will be deposited by the transfer agent with such depositary agent) and the Company hereby irrevocably directs such depositary agent to comply with such request; (ii) when necessary to comply with the terms of this Plan, requisition from the Company the amount of cash, if any, to be paid in lieu of the

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

issuance of fractional shares in accordance with Section 14; (iii) after receipt of such certificates, notices, or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder; and (iv) when necessary to comply with the terms of this Plan, after receipt thereof, deliver such cash to or upon the order of the registered holder of such Rights Certificate. The payment of the Exercise Price (as such amount may be reduced (including to zero) pursuant to Section 11(a)(iii)), and an amount equal to any applicable transfer tax or governmental charge required to be paid by the holder of such Rights Certificate in accordance with Section 9(e), may be made by certified bank check, money order, cashier’s check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue securities of the Company other than Preferred Shares, pay cash or distribute other property pursuant to Section 11(a), then the Company will make all arrangements necessary so that such other securities, cash or other property are available for distribution by the Rights Agent, if and when necessary to comply with the terms of this Plan. Notwithstanding anything to the contrary in this Plan, the Company reserves the right to require that prior to the occurrence of a Triggering Event, upon any exercise of Rights, a number of Rights be exercised so that only whole Preferred Shares would be issued.
(d)Partial Exercise. If the registered holder of any Rights Certificate exercises less than all the Rights evidenced thereby, then a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised will be issued by the Rights Agent and delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name as may be designated by such holder, subject to the provisions of Section 14.
(e)Prohibited Issuances. Notwithstanding anything to the contrary in this Plan, from and after the first occurrence of a Triggering Event, any Rights that are or were acquired or Beneficially Owned by (i) an Acquiring Person or an Affiliate or Associate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or an Affiliate or Associate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such (a “Post-Event Transferee”), (iii) a transferee of an Acquiring Person (or an Affiliate or Associate of an Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or an Affiliate or Associate of the Acquiring Person) to holders of equity interests in such Acquiring Person (or an Affiliate or Associate of such Acquiring Person) or to any Person with whom the Acquiring Person (or an Affiliate or Associate of the Acquiring Person) has any continuing agreement, arrangement or understanding whether or not in writing regarding the transferred Rights or (B) a transfer that the Board has determined is part of a plan, arrangement or understanding that has as a primary purpose or effect the avoidance of this Section 7(e) (a “Pre-Event Transferee”), (iv) any subsequent transferee receiving transferred Rights from a Post-Event Transferee or a Pre-Event Transferee, either directly or through one or more intermediate transferees (a “Subsequent Transferee”), or (v) any nominee of any of the foregoing will, in each case, become null and void without any further action, and no holder (whether or not such holder is an Acquiring Person or an Affiliate or Associate of an Acquiring Person) of such Rights will have any rights whatsoever (including the right to exercise) with respect to such Rights or any Rights Certificates that formerly evidenced such Rights, whether pursuant to any provision of this Plan or otherwise. From and after the first occurrence of a Triggering Event, no Rights Certificate will be issued pursuant to this Plan (including to an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing) that represents one or more Rights that are or have become null and void pursuant to this Section 7(e) or with respect to any Common Shares otherwise deemed to be Beneficially Owned by any of the foregoing, and any Rights Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to this Section 7(e) will be cancelled. The Company will use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) are complied with, but neither the Company nor the Rights Agent will have any liability to any holder of Rights Certificates or to any other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing. The Company will provide the Rights Agent with written notice of the identity of any such Acquiring Person, Affiliate or Associate of an Acquiring Person, Post-Event Transferee, Pre-Event Transferee, Subsequent Transferee or any nominee of any of the foregoing, and the Rights Agent may rely on such notice in carrying out its duties pursuant to this Plan and will be deemed not to have any knowledge of the identity of any such Person unless and until it has received such notice.
(f)Information Concerning Ownership. Notwithstanding anything to the contrary in this Plan or any Rights Certificate, neither the Rights Agent nor the Company is obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise or transfer of Rights as set forth in this Section 7 unless such registered holder, in addition to having complied with the requirements of Section 7(a), has (i) properly completed and duly executed the certificate contained in the form of election to purchase or form of assignment, as applicable, set forth on the reverse side of the Rights Certificate surrendered for such exercise or assignment; and (ii) provided such additional evidence (including the identity of the Beneficial

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby, and the Affiliates or Associates of such Beneficial Owner or former Beneficial Owner) as the Company or the Rights Agent may reasonably request. If such registered holder does not comply with the foregoing requirements, then the Company will be entitled to conclusively deem such Rights to be Beneficially Owned by an Acquiring Person (or an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing, as applicable) and, accordingly, such Rights will be null and void and not exercisable or transferable.
Section 8.Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination, redemption or exchange will, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, will be cancelled by it, and no Rights Certificates will be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan. The Company will deliver to the Rights Agent for cancellation and retirement, and the Rights Agent will so cancel and retire, any Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. Subject to applicable law, the Rights Agent will maintain electronic or physical records of all Rights Certificates that have been cancelled or destroyed by the Rights Agent. At the Company’s expense, the Rights Agent must maintain such electronic or physical records for the time period required by applicable law. The Rights Agent must deliver all cancelled Rights Certificates to the Company or, at the written request of the Company, must destroy, or cause to be destroyed, such cancelled Rights Certificates, and in such case must deliver a certificate evidencing the destruction thereof to the Company (or, at the Company’s option, appropriate copies of the electronic or physical records relating to Rights Certificates so cancelled or destroyed by the Rights Agent).
Section 9.Reservation and Availability of Preferred Shares.
(a)Reservation. The Company covenants and agrees that it will use all reasonable efforts to cause to be reserved and kept available out of its authorized and unissued Preferred Shares not reserved for another purpose (and, following the occurrence of a Triggering Event, out of its authorized and unissued Common Shares or other securities, or out of its authorized and issued shares held in treasury), the number of Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights.
(b)Listing. So long as the Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company must use all reasonable efforts to cause, from and after such time as the Rights become exercisable (but only to the extent that it is reasonably likely that the Rights will be exercised), all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.
(c)Registration. The Company must use all reasonable efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event in which the consideration to be delivered by the Company upon exercise of the Rights is described in Section 11(a)(ii) or Section 11(a)(iii), or as soon as is required by law following the Distribution Date, as the case may be, a registration statement pursuant to the Securities Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form; (ii) cause such registration statement to become effective as soon as practicable after such filing; and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company may temporarily suspend (with prompt written notice of any suspension provided to the Rights Agent), from time to time for a period not to exceed 120 days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective or in order to prepare and file any supplement or amendment to such registration statement that the Board determines to be necessary pursuant to applicable law. Upon any such suspension, the Company will issue a public announcement stating, and promptly notify the Rights Agent in writing, that the exercisability of the Rights has been temporarily suspended, as well as issue a public announcement, and promptly notify the Rights Agent in writing, at such time as the suspension is no longer in effect. In addition, if the Company determines that a registration statement is required following the Distribution Date, then the Company may temporarily suspend the exercisability of the Rights until such time as such registration statement has been declared effective. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights, as well as any other applicable law, rule or regulation. Notwithstanding anything to the contrary in this Plan, the Rights will not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction has been obtained (and the exercise thereof is permitted pursuant to applicable law), or an exemption therefrom is available, and until a registration statement in respect thereof has been declared and remains effective.

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

(d)Valid Issuance. The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares or other securities of the Company) delivered upon exercise of Rights will, at the time of delivery of the certificates for such securities (or registration on the transfer books of the Company or the transfer agent for such securities) (subject to payment of the Exercise Price, if any), be duly and validly authorized and issued and fully paid and nonassessable.
(e)Transfer Taxes and Governmental Charges. The Company further covenants and agrees that it will pay when due and payable any and all transfer taxes and governmental charges that may be payable in respect of the original issuance or delivery of Rights Certificates (or any Preferred Share, Common Share or other security of the Company, as the case may be) upon the exercise or exchange of Rights. Notwithstanding the foregoing, the Company is not required to (i) pay any transfer tax or governmental charge that may be payable in respect of any transfer or delivery of Rights Certificates (or certificates or depositary receipts for Preferred Shares, Common Shares or other securities of the Company, as the case may be) in a name other than, or the issuance or delivery of certificates or depositary receipts for Preferred Shares, Common Shares or other securities of the Company, as the case may be, in a name other than, that of the registered holder of the Rights Certificate evidencing Rights surrendered for exercise or exchange; or (ii) issue or deliver any certificates or depositary receipts for Preferred Shares, Common Shares or other securities of the Company, as the case may be, upon the exercise or exchange of any Rights until any such transfer tax or charge has been paid (any such transfer tax or charge being payable by the registered holder of such Rights Certificate at the time of surrender or exchange) or it has been established to the Company’s and the Rights Agent’s satisfaction that no such tax or charge is due. The foregoing also applies to any transfer taxes and governmental charges that may be payable in respect of any uncertificated Rights Certificates, shares or other securities.
Section 10.Record Date for Securities Issued. Each Person in whose name any certificate for a number of one one-thousandths of a Preferred Share (or any other security of the Company, including Common Shares) is issued (or registration on the transfer books of the Company or the applicable transfer agent is effected) upon the exercise or exchange of Rights will for all purposes be deemed to have become the holder of record of such fractional Preferred Share (or other security of the Company) represented thereby on, and such certificate will be dated (or registration on the transfer books of the Company or the applicable transfer agent effected), the date on which the Rights Certificate evidencing such Rights was duly surrendered and payment of the applicable Exercise Price, if any, together with any applicable transfer tax or governmental charge required to be paid by the holder of such Rights Certificate in accordance with Section 9(e), was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company (or the applicable transfer agent) are closed, then such Person will be deemed to have become the record holder of such fractional Preferred Shares (or other securities of the Company) on, and such certificate will be dated (or registration on the transfer books of the Company or the applicable transfer agent effected), the next succeeding Business Day on which the transfer books of the Company (or the applicable transfer agent) are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate is not entitled to any rights of a holder of Preferred Shares (or any other security of the Company) for which the Rights are exercisable, including the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and is not entitled to receive any notice of any proceedings of the Company, except as provided herein.
Section 11.Adjustment of Exercise Price, Number and Kind of Shares or Number of Rights. The Exercise Price, the number and kind of shares or other property covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
(a)Certain Events.
(i)Certain Adjustments to Preferred Shares. Notwithstanding anything to the contrary in this Plan, in the event that the Company at any time after the Rights Dividend Declaration Date (A) declares a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivides or splits the outstanding Preferred Shares, (C) combines or consolidates the outstanding Preferred Shares (by reverse stock split or otherwise) into a smaller number of Preferred Shares or (D) issues any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such event, except as otherwise provided in this Section 11(a)(i) and Section 7(e), (1) the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification, and the number and kind of Preferred Shares or capital stock of the Company, as the case may be, issuable on such date, will be proportionately adjusted so that the holder of any Right exercised after such time will be entitled to receive, upon payment of the Exercise Price then in effect, the aggregate number and kind of Preferred Shares or securities of the Company, as the case may be, that, if such Right had been exercised immediately prior to such date (and at a time when the Preferred Shares transfer books of the Company were open), such holder would have owned upon

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination, consolidation or reclassification; provided, however, that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right. If an event occurs that would require an adjustment pursuant to both this Section 11(a)(i) and Section 11(a)(ii), then the adjustment provided for in this Section 11(a)(i) will be in addition to, and will be made prior to, any adjustment required pursuant to Section 11(a)(ii).
(ii)Exercise of Rights Following Certain Events. Subject to Section 23 and Section 24, in the event that any Person, at any time after the Rights Dividend Declaration Date, becomes an Acquiring Person, unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a) then promptly following the occurrence of such event each holder of a Right, except as provided below and in Section 7(e), will thereafter have the right to receive for each Right, upon exercise thereof in accordance with the terms of this Plan and payment of the Exercise Price in effect immediately prior to the occurrence of such event, in lieu of a number of one one-thousandths of a Preferred Share, such number of Common Shares as equals the quotient obtained by dividing (A) the product obtained by multiplying (1) the Exercise Price in effect immediately prior to the first occurrence of such event by (2) the number of one one-thousandths of a Preferred Share for which a Right was exercisable (or would have been exercisable if the Distribution Date had occurred) immediately prior to the first occurrence of such event by (B) 50% of the Current Per Share Market Price for Common Shares on the date of such first occurrence of such event (such number of shares, the “Adjustment Shares”); provided, however, that the Exercise Price and the number of Common Shares so receivable upon the exercise of a Right will be subject to further adjustment as appropriate in accordance with Section 11(e). In the event that a Section 11(a)(ii) Event has occurred and the Rights are outstanding, then, subject to Section 28, the Company may not take any action that would eliminate or diminish the benefits intended to be afforded by the Rights. The Company will promptly notify the Rights Agent in writing when this Section 11(a)(ii) applies.
(iii)Insufficient Common Shares. In the event that the number of Common Shares that are authorized by the Company’s Amended and Restated Certificate of Incorporation, as amended, but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii), or if any necessary regulatory or stockholder approval for such issuance has not been obtained by the Company, then, in the event that the Rights become exercisable, the Company will (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) and (B) with respect to each Right (subject to Section 7(e)), make adequate provision to substitute for the Adjustment Shares issuable pursuant thereto, upon the exercise of a Right and the payment of the applicable Exercise Price, (1) cash, (2) a reduction in the Exercise Price, (3) Preferred Shares, (4) other equity securities of the Company (including shares or units of shares of any series of preferred stock that, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Shares, the Board has deemed in good faith to have substantially the same value or economic rights as the Common Shares (such shares or units of shares of preferred stock, “Common Share Equivalents”)), (5) debt securities of the Company, (6) other assets or (7) any combination of the foregoing, in each case having an aggregate value equal to the Current Value (less the amount of any reduction in the Exercise Price), where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board, which determination will be described in a written statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of the Rights; provided, however, that if the Company has not made adequate provision to deliver value pursuant to clause (B) above within 30 days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) or (y), the “Section 11(a)(ii) Trigger Date”), then the Company will be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Exercise Price, Common Shares (to the extent available and except to the extent that the Company has not obtained any necessary stockholder or regulatory approval for such issuance) and such number or fractions of Preferred Shares and then, if necessary, cash, which shares or cash have an aggregate value equal to the Spread. If the Board determines in good faith that it is likely that sufficient additional Common Shares could be authorized for issuance upon exercise in full of the Rights or that any necessary stockholder or regulatory approval for such issuance could be obtained, the 30 day period set forth above may be extended and re-extended to the extent necessary (with prompt written notice of any such extension provided to the Rights Agent) from time to time, but not more than 120 days after the Section 11(a)(ii) Trigger Date, so that the Company may seek stockholder approval for the authorization of such additional Common Shares or take such action necessary to obtain such regulatory approval (such period, as it may be extended, the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the first or second sentences of this Section 11(a)(iii), the Company (a) will provide, subject to Section 7(e), that such action applies uniformly to all outstanding Rights and (b) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval, to take any action necessary to obtain such regulatory approval or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company will issue a public announcement (and promptly provide written notice to the Rights Agent) stating that the exercisability of the Rights

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

has been temporarily suspended, as well as issue a public announcement (and promptly provide written notice to the Rights Agent) at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Shares will be the Current Per Share Market Price of the Common Shares on the Section 11(a)(ii) Trigger Date and any Common Share Equivalent will be deemed to have the same value as the value of the Common Shares on such date. The Board may, but will not be required to, establish procedures to allocate the right to receive Common Shares upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).
(iv)Dilutive Rights Offering. If the Company, at any time after the Rights Dividend Declaration Date, fixes a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling such holders (for a period expiring within 45 days after such record date) to subscribe for or purchase Preferred Shares or Equivalent Shares, or securities convertible into Preferred Shares or Equivalent Shares, at a price per share (or having a conversion or exercise price per share, if a security that is convertible into or exercisable for Preferred Shares or Equivalent Shares) less than the Current Per Share Market Price of the Preferred Shares on such record date, then, in each such case, the Exercise Price to be in effect after such record date will be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which will be the number of Preferred Shares and Equivalent Shares (if any) outstanding on such record date, plus the number of Preferred Shares or Equivalent Shares, as the case may be, that the aggregate offering price of the total number of Preferred Shares or Equivalent Shares, as the case may be, to be offered or issued (or the aggregate initial conversion price of the convertible securities to be offered or issued) would purchase at such Current Per Share Market Price, and the denominator of which will be the number of Preferred Shares and Equivalent Shares (if any) outstanding on such record date, plus the number of additional Preferred Shares or Equivalent Shares, as the case may be, to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right. If such subscription price may be paid in a consideration part or all of which is in a form other than cash, then the value of such consideration will be as determined in good faith by the Board, whose determination will be described in a written statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of the Rights. Preferred Shares and Equivalent Shares owned by or held for the account of the Company will not be deemed outstanding for the purpose of any such computation. Such adjustment will be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, then the Exercise Price will be adjusted to be the Exercise Price that would then be in effect if such record date had not been fixed.
(b)Distributions. If the Company, at any time after the Rights Dividend Declaration Date, fixes a record date for the making of a distribution to all holders of Preferred Shares (including any such distribution made in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation) of cash (other than a periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Shares, but including any dividend payable in stock other than Preferred Shares), evidences of indebtedness, subscription rights, options or warrants (excluding those referred to in Section 11(a)(iv)), then, in each such case, the Exercise Price to be in effect after such record date will be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which will be the Current Per Share Market Price of a Preferred Share on such record date, less the fair market value per Preferred Share (as determined in good faith by the Board, whose determination will be described in a statement filed with the Rights Agent and will be conclusive and binding on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness to be so distributed or of such subscription rights, options or warrants applicable to one Preferred Share, and the denominator of which will be such Current Per Share Market Price of a Preferred Share on such record date; provided, however, that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right. Such adjustment will be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, then the Exercise Price will be adjusted to be the Exercise Price that would have been in effect if such record date had not been fixed.
(c)Insignificant Changes. Notwithstanding anything to the contrary in this Plan, no adjustment in the Exercise Price is required unless such adjustment would require an increase or decrease of at least 1% of the Exercise Price; provided, however, that any adjustments that by reason of this Section 11(c) are not required to be made will be carried forward and taken into account in any subsequent adjustment. All calculations pursuant to this Section 11 must be made to the nearest cent or to the nearest ten-millionth of a Preferred Share or ten-thousandth of any other share or security, as the case may be. Notwithstanding the first sentence of this Section 11(c), any adjustment required by this Section 11 must be made no later than the earlier of (i) three years from the date of the transaction that requires such adjustment or (ii) the Expiration Date.

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

(d)Shares Other Than Preferred Shares. If as a result of an adjustment made pursuant to Section 11(a) or Section 13(a), the holder of any Right thereafter exercised will become entitled to receive any shares of capital stock other than Preferred Shares, then thereafter the number of such other shares so receivable upon exercise of any Right and, if required, the Exercise Price thereof, will be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Section 11(a), Section 11(a)(iv), Section 11(b), Section 11(c), Section 11(f), Section 11(g), Section 11(h), Section 11(i), Section 11(j) and Section 11(k), and the provisions of Section 7, Section 9, Section 10 and Section 13 with respect to the Preferred Shares will apply on like terms to any such other shares.
(e)Rights Issued Subsequent to Adjustment. All Rights originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder will evidence the right to purchase, at the adjusted Exercise Price, the number of one one-thousandths of a Preferred Share (and other shares of other capital stock or other securities, assets or cash of the Company, if any) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
(f)Effect of Adjustments on Existing Rights. Unless the Company has exercised its election as provided in Section 11(g), upon each adjustment of the Exercise Price as a result of the calculations made in Section 11(a)(iv) and Section 11(b), each Right outstanding immediately prior to the making of such adjustment will thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Preferred Shares (calculated to the nearest ten- millionth of a Preferred Share) obtained by (i) multiplying (A) the number of one one-thousandths of a Preferred Share covered by a Right immediately prior to this adjustment by (B) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price; and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.
(g)Adjustment in Number of Rights. The Company may elect on or after the date of any adjustment of the Exercise Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights will be exercisable for the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights will become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Exercise Price in effect immediately prior to adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Company will make a public announcement (and promptly provide written notice to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any day thereafter, but, if any Rights Certificates have been issued, will be at least 10 days later than the date of the public announcement. If any Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(g), the Company will, as promptly as practicable, distribute or cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14, the additional Rights to which such holders will be entitled as a result of such adjustment, or, at the option of the Company, will distribute or cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders will be entitled after such adjustment. Rights Certificates to be so distributed will be issued, executed and delivered by the Company, and countersigned and delivered by the Rights Agent, in the manner provided for herein (and may bear, at the option of the Company, the adjusted Exercise Price), and will be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.
(h)Rights Certificates Unchanged. Irrespective of any adjustment or change in the Exercise Price or the number of one one-thousandths of a Preferred Share issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per one one-thousandth of a Preferred Share and the number of one one-thousandths of a Preferred Share that were expressed in the initial Rights Certificates issued hereunder.
(i)Par Value Limitations. Before taking any action that would cause an adjustment reducing the Exercise Price below the par or stated value, if any, of the number of one one-thousandths of a Preferred Share issuable upon exercise of the Rights, the Company will take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may duly and validly issue as fully paid and nonassessable shares such number of one one-thousandths of a Preferred Share at such adjusted Exercise Price.
(j)Deferred Issuance. In any case in which this Section 11 requires that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer (with

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

prompt written notice to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the number of one one-thousandths of a Preferred Share and other capital stock or securities, assets or cash of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a Preferred Share and other capital stock or securities, assets or cash of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company must deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.
(k)Reduction in Exercise Price. Notwithstanding anything to the contrary in this Section 11, the Company is entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it, in its sole discretion, determines to be advisable in order that any (i) consolidation or subdivision of the Preferred Shares or Common Shares, (ii) issuance wholly for cash of any Preferred Shares or Common Shares at less than the applicable Current Per Share Market Price, (iii) issuance wholly for cash of Preferred Shares or Common Shares or securities that by their terms are convertible into or exchangeable for Preferred Shares or Common Shares, (iv) stock dividend or (v) issuance of rights, options or warrants referred to in this Section 11 hereafter made by the Company to holders of Preferred Shares or Common Shares is not taxable to such stockholders.
(l)No Diminishment of Benefit of Rights. The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, Section 24 or Section 28, take (or permit to be taken) any action if at the time that such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.
(m)Certain Adjustments to Common Shares. Notwithstanding anything to the contrary in this Plan, in the event that the Company, at any time after the Rights Dividend Declaration Date and prior to the Distribution Date, (i) declares or pays a dividend on the Common Shares payable in Common Shares, (ii) subdivides or splits the outstanding Common Shares (other than by the payment of dividends payable in Common Shares), (iii) combines or consolidates the outstanding Common Shares (by reverse stock split or otherwise) into a lesser number of Common Shares or (iv) issues any shares of its capital stock in a reclassification of the Common Shares (including any such reclassification in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such event, except as otherwise provided in this Section 11 or Section 7(e): (A) each Common Share (or shares of capital stock issued in such reclassification of the Common Shares) outstanding immediately following such time will have associated with it the number of Rights as were associated with one Common Share immediately prior to the occurrence of such event; (B) the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification will be adjusted so that the Exercise Price thereafter equals the result obtained by multiplying the Exercise Price in effect immediately prior to such time by a fraction, the numerator of which will be the total number of Common Shares outstanding immediately prior to such event and the denominator of which will be the total number of Common Shares outstanding immediately after such event; provided, however, that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of such Right; and (C) the number of one one-thousandths of a Preferred Share (or shares of such other capital stock) issuable upon the exercise of each Right outstanding after such event equals the number of one one-thousandths of a Preferred Share (or shares of such other capital stock) as were issuable with respect to one Right immediately prior to such event. Each Common Share that becomes outstanding after an adjustment has been made pursuant to this Section 11(m) will have issued with it that number of Rights, exercisable at the Exercise Price and for the number of one one-thousandths of a Preferred Share (or shares of such other capital stock), as one Common Share has associated with it immediately following the adjustment made pursuant to this Section 11(m). If an event occurs that would require an adjustment pursuant to both this Section 11(m) and Section 11(a)(ii), then the adjustment provided for in this Section 11(m) will be in addition to, and will be made prior to, any adjustment required pursuant to Section 11(a)(ii). The adjustments provided for in this Section 11(m) will be made successively whenever such a dividend is declared or paid or such a subdivision, split, combination, consolidation or reclassification is effected.
(n)Adjustment of Rights Associated with Certain Distributions. Other than in connection with a transaction contemplated by Section 11(m), in the event that the Company, at any time after the Rights Dividend Declaration Date and prior to the Distribution Date, issues or distributes any securities or assets in respect of Common Shares (other than (A) a distribution or dividend of its capital stock and (B) pursuant to any non-extraordinary periodic cash dividend), then the Company will make such adjustments, if any, in the Exercise Price or the number of Rights or securities or other property purchasable upon exercise of Rights as the Board, in its sole discretion, may deem to be appropriate under the circumstances in order to adequately protect the interests of the

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Proxy Statement – Annex A-2
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holders of the Rights generally, and the Company and the Rights Agent will amend this Plan as reasonably necessary to provide for such adjustments.
Section 12.Certificate of Adjusted Exercise Price or Number of Shares. Whenever an adjustment is made, or any event affecting the Rights or their exercisability (including an event that causes the Rights to become null and void) occurs as provided in Section 11 or Section 13, the Company must promptly (a) prepare a certificate setting forth such adjustment or describing such event and providing a reasonably detailed statement of the facts, computations and methodology accounting for such adjustment or event; (b) provide the Rights Agent and each transfer agent for the Common Shares or Preferred Shares a copy of such certificate; and (c) if a Distribution Date has occurred, mail a brief summary of such adjustment or event to each holder of a Rights Certificate in accordance with Section 26. Notwithstanding the foregoing, the failure of the Company to make or provide such certification or notice will not affect the validity of such adjustment or the force or effect of the requirement for such adjustment. The Rights Agent will (i) be fully protected in relying on any such certificate and on any adjustment or statement contained therein; (ii) have no duty or liability with respect thereto; and (iii) not be deemed to have knowledge of any such adjustment or event unless and until it has received such certificate.
Section 13.Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power.
(a)Certain Transactions. In the event that, following a Shares Acquisition Date, directly or indirectly, (i) the Company consolidates with, or merges with and into, any other Person (other than a wholly owned Subsidiary of the Company in a transaction that complies with Section 11(l)) and the Company is not the continuing or surviving entity of such consolidation or merger; (ii) any Person (other than a wholly owned Subsidiary of the Company in a transaction that complies with Section 11(l)) consolidates with, or merges with and into, the Company, and the Company is the continuing or surviving entity of such consolidation or merger and, in connection with such consolidation or merger, all or part of the Common Shares are changed into or exchanged for stock or other securities of any other Person or the Company, or cash or any other property; or (iii) the Company sells, exchanges, mortgages or otherwise transfers (or one or more of its Subsidiaries sells, exchanges, mortgages or otherwise transfers), in one transaction or a series of related transactions, assets, cash flow or earning power aggregating to 50% or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or one or more of its wholly owned Subsidiaries in one or more transactions, each of which individually (and together) complies with Section 11(l)), then, concurrent with and in each such case, proper provision must be made so that (A) each holder of a Right (except as provided in Section 7(e)) thereafter has the right to receive, upon the exercise thereof at a price per Right equal to the Exercise Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the occurrence of such Section 13 Event in accordance with the terms of this Plan, and in lieu of Preferred Shares, such number of duly and validly authorized and issued and fully paid and nonassessable and freely tradable Common Shares of the Principal Party, free of any liens, encumbrances, rights of first refusal or other adverse claims, as will be equal to the result obtained by (1) multiplying the then current Exercise Price by the number of one one-thousandths of a Preferred Share for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Exercise Price in effect immediately prior to such first occurrence of a Section 11(a)(ii) Event); and (2) dividing that product (which, following the first occurrence of a Section 13 Event, will be referred to as the “Exercise Price” for each Right and for all purposes of this Plan) by 50% of the Current Per Share Market Price of the Common Shares of such Principal Party on the date of consummation of such Section 13 Event; provided, however, that the price per Right so payable and the number of Common Shares of such Principal Party so receivable upon exercise of a Right will be subject to further adjustment as appropriate in accordance with Section 11(d) to reflect any events covered thereby occurring in respect of the Common Shares of such Principal Party after the occurrence of such Section 13 Event; (B) such Principal Party will thereafter be liable for, and must assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Plan; (C) the term “Company” will thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 will apply only to such Principal Party following the first occurrence of a Section 13 Event; (D) such Principal Party must take such steps (including the reservation of a sufficient number of its Common Shares) in connection with the consummation of any such transaction as may be necessary to ensure that the provisions hereof will thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights; (E) the provisions of Section 11(a)(ii) will be of no effect following the first occurrence of any Section 13 Event; and (F) upon the subsequent occurrence of any consolidation, merger, sale, exchange, mortgage, transfer or other extraordinary transaction in respect of such Principal Party, each holder of a Right will thereupon be entitled to receive, upon exercise of a Right and payment of the Exercise Price as provided in this Section 13(a), such cash, shares, rights, warrants and other property that such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Shares of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13(a), and such Principal Party must take such steps (including reservation of a sufficient number of shares of its capital stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property. For purposes hereof,

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FY2026

the “earning power” of the Company and its Subsidiaries will be determined in good faith by the Board on the basis of the operating income of each business operated by the Company and its Subsidiaries during the three fiscal years preceding the date of such determination (or, in the case of any business not operated by the Company or any of its Subsidiaries during the three fiscal years preceding such date, during the period that such business was operated by the Company or any of its Subsidiaries).
(b)Principal Party. For purposes of this Plan, the term “Principal Party” means (i) in the case of any transaction described in clause (i) or (ii) of Section 13(a) (A) the Person that is the issuer of the securities into which the Common Shares are converted in the consolidation or merger, or, if there is more than one such issuer, the issuer whose Common Shares have the greatest aggregate market value of shares outstanding; or (B) if no securities are so issued, (1) the Person that is the other party to the consolidation or merger, if such Person survives the consolidation or merger, or, if there is more than one such Person, the Person whose Common Shares have the greatest aggregate market value of shares outstanding; (2) if the Person that is the other party to the merger does not survive such consolidation or merger, the Person that does survive such consolidation or merger (including the Company if it survives); or (3) the Person resulting from the consolidation or merger; and (ii) in the case of any transaction described in clause (iii) of Section 13(a), the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions, or, if more than one Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred and each such portion would, were it not for the other equal portions, constitute the greatest portion of the assets or earning power so transferred, or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Shares having the greatest aggregate market value of shares outstanding; provided, however, that in the case of each of clause (i) and (ii) of this Section 13(b), if the Common Shares of such Person are not at such time, or have not been continuously over the preceding 12-month period, registered pursuant to Section 12 of the Exchange Act, then if such Person is (x) a direct or indirect Subsidiary of another Person whose Common Shares are and have been so registered, the term “Principal Party” will refer to such other Person, a direct or indirect Subsidiary of more than one Person whose Common Shares are and have been so registered, the term “Principal Party” will refer to whichever of such Persons is the issuer of Common Shares having the greatest aggregate market value of shares outstanding or (y) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (x) and (y) above will apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint ventures, and the Principal Party in each such case must bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.
(c)Certain Arrangements. The Company will not consummate or permit to occur any Section 13 Event unless (A) the Principal Party has a sufficient number of authorized, unissued and unreserved Common Shares to permit the exercise in full of the Rights in accordance with this Section 13 and (B) prior thereto the Company and the Principal Party have executed and delivered to the Rights Agent a supplemental agreement confirming that (1) the requirements of this Section 13 will be promptly performed in accordance with their terms, (2) the Principal Party will, upon consummation of such Section 13 Event, assume this Plan in accordance with Section 13(a) and Section 13(b), (3) such Section 13 Event will not result in a default by the Principal Party pursuant to this Plan (as it has been assumed by the Principal Party) and (4) the Principal Party, as soon as practicable after the date of such Section 13 Event and at its own expense, will:
(i)prepare and file a registration statement pursuant to the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and use its best efforts to cause such registration statement to (x) become effective as soon as practicable after such filing and (y) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date, and similarly comply with applicable state securities laws;
(ii)use its best efforts to list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange or to meet the eligibility requirements for quotation on a national securities exchange and to list (and continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange;
(iii)deliver to holders of the Rights historical financial statements for the Principal Party and its Affiliates that comply in all respects with the requirements for registration on Form 10 (or any successor form) promulgated under the Exchange Act; and
(iv)take all other action as may be necessary to allow the Principal Party to issue the securities purchasable upon exercise of the Rights.

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Proxy Statement – Annex A-2
FY2026

(d)Prohibited Transactions.
(i)Notwithstanding anything to the contrary in this Plan, if the Principal Party has a provision in any of its authorized securities or in its organizational documents that would have the effect of (i) causing the Principal Party to issue (other than to holders of Rights pursuant to Section 13), in connection with, or as a consequence of, the consummation of a Section 13 Event, Common Shares or common stock equivalents of the Principal Party at less than the then Current Per Share Market Price thereof or securities exercisable for, or convertible into, Common Shares or common stock equivalents of the Principal Party at less than such Current Per Share Market Price; or (ii) providing for any special payment, tax, charge or similar provision in connection with the issuance of the Common Shares of the Principal Party pursuant to the provisions of this Section 13, then the Company hereby agrees with each holder of Rights that it will not consummate any such Section 13 Event unless prior thereto the Company and such Principal Party have executed and delivered to the Rights Agent a supplemental agreement providing that such provision has been cancelled, waived, amended or rescinded, or that such authorized securities will be redeemed, so that such provision will have no effect in connection with, or as a consequence of, the consummation of such Section 13 Event.
(ii)Notwithstanding anything to the contrary in this Plan, the Company hereby agrees with each holder of Rights that it will not consummate or permit to occur any Section 13 Event if (A) at the time or immediately after such Section 13 Event there are any rights, warrants, instruments or securities outstanding, or any agreements or arrangements, that, as a result of the consummation of such Section 13 Event, would eliminate or diminish in any material respect the benefits intended to be afforded by the Rights; (B) all rights of first refusal or preemptive rights in respect of the issuance of Common Shares or common stock equivalents of the Principal Party upon exercise of outstanding Rights have not been irrevocably waived or rendered inapplicable; (C) prior to, simultaneously with or immediately after such Section 13 Event, the stockholders of the Person who constitutes, or would constitute, the Principal Party have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates; or (D) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.
(e)Continued Applicability. The provisions of this Section 13 will similarly apply to successive mergers, consolidations, sales, exchanges, mortgages, transfers or other extraordinary transactions. In the event that a Section 13 Event occurs at any time after the occurrence of a Section 11(a)(ii) Event, then the Rights that have not previously been exercised will thereafter become exercisable in the manner described in Section 13(a) (without taking into account any prior adjustment required by Section 11(a)(ii)).
Section 14.Fractional Rights and Fractional Shares.
(a)Cash in Lieu of Fractional Rights. The Company will not be required to issue fractions of Rights (except prior to the Distribution Date as provided in Section 11(m)) or to distribute Rights Certificates that evidence fractional Rights. In lieu of such fractional Rights, the Company will pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the Current Per Share Market Price of a whole Right, calculated as of the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.
(b)Cash in Lieu of Fractional Preferred Shares. The Company will not be required to issue fractions of Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Preferred Share) upon exercise or exchange of the Rights or to distribute certificates that evidence fractional Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Preferred Share). Interests in fractions of Preferred Shares in integral multiples of one one-thousandth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by the Company; provided, however, that such agreement must provide that the holders of such depositary receipts have all of the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-thousandth of a Preferred Share, the Company may pay to the registered holders of Rights Certificates at the time that such Rights are exercised or exchanged as provided herein an amount in cash equal to the same fraction of the current market value of one one-thousandth of a Preferred Share. For purposes of this Section 14(b), the current market value of one one-thousandth of a Preferred Share will be one one-thousandth of the Current Per Share Market Price of a Preferred Share, calculated as of the Trading Day immediately prior to the date of such exercise or exchange.
(c)Cash in Lieu of Fractional Common Shares. The Company is not required to issue fractions of Common Shares or to distribute certificates that evidence fractional Common Shares upon the exercise or exchange of Rights. In lieu of such fractional Common Shares, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised or exchanged as provided herein an amount in cash equal to

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

the same fraction of the current market value of a Common Share. For purposes of this Section 14(c), the current market value of a Common Share will be the Current Per Share Market Price of a Common Share, calculated as of the Trading Day immediately prior to the date of such exercise or exchange.
(d)Waiver of Fractional Rights. Except as permitted by this Section 14, the holder of a Right, by the acceptance of such Right, expressly waives such holder’s right to receive any fractional Rights or any fractional shares of any security upon the exercise or exchange of a Right.
(e)Procedure for Payment. Whenever a payment for fractional Rights, Preferred Shares or Common Shares is to be made by the Rights Agent pursuant to this Plan, the Company will (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices or formulas utilized in calculating such payments; and (ii) provide sufficient monies to the Rights Agent to make such payments. The Rights Agent will be fully protected in relying upon such certificate and will have no duty with respect thereto or the contents therein, and will not be deemed to have knowledge of any payment for fractional Rights, Preferred Shares or Common Shares pursuant to this Plan unless and until the Rights Agent has received such certificate and sufficient monies.
Section 15.Rights of Action. All rights of action in respect of this Plan, except those rights of action given to the Rights Agent pursuant to this Plan, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares). Any registered holder of any Rights Certificate (or, prior to the Distribution Date, any registered holder of Common Shares), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, any other holder of Common Shares), may, on such holder’s own behalf and for such holder’s own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, this Plan or otherwise act in respect of such holder’s right to exercise such holder’s Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Plan. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Plan and will be entitled to specific performance of the obligations of the Company, and injunctive relief against actual or threatened breaches or violations of this Plan by the Company, in each case without having to post a bond.
Section 16.Agreement of Rights Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
(a)prior to the Distribution Date, the Rights will not be evidenced by a Rights Certificate and will be transferable only in connection with the transfer of the Common Shares;
(b)after the Distribution Date, the Rights Certificates are transferable only on the transfer books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully completed;
(c)subject to Section 6(a) and Section 7(f), the Company and the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Distribution Date, the associated certificate for Common Shares or Book Entry Shares, as applicable) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated certificate for Common Shares or Book Entry Shares, as applicable, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent (subject to Section 7(e)) will be affected by any notice to the contrary;
(d)notwithstanding anything to the contrary in this Plan, neither the Company nor the Rights Agent will have any liability to any holder of a Right (or a beneficial interest in a Right) or other Person as a result of the inability of the Company or the Rights Agent to perform any of their respective obligations pursuant to this Plan by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company will use all reasonable efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as promptly as practicable;
(e)Rights that are Beneficially Owned by certain Persons will, under the circumstances set forth in Section 7(e), become null and void; and

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Proxy Statement – Annex A-2
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(f)this Plan may be supplemented or amended from time to time in accordance with Section 28.
Section 17.Holder of Rights Certificate Not Deemed to be a Stockholder. No holder, as such, of any Rights Certificate will be entitled to vote or receive dividends or be deemed for any purpose to be the holder of the number of one one-thousandths of a Preferred Share or any other securities of the Company that may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor will anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as specifically provided in Section 26), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Rights Certificate have been exercised or exchanged in accordance with the provisions hereof.
Section 18.Concerning the Rights Agent.
(a)Compensation; Reimbursement; Indemnification. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a mutually acceptable fee schedule and, from time to time, on demand by the Rights Agent, the reasonable and documented out-of-pocket expenses and counsel fees and other disbursements incurred by the Rights Agent in connection with the preparation, negotiation, delivery, execution, amendment and administration of this Plan and the exercise and performance of its duties hereunder, including any taxes or governmental charges imposed on it as a result of any action taken by it pursuant to this Plan (other than taxes and governmental charges on the fees payable to it). The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including the reasonable and documented expenses and fees of its outside counsel) incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) for any action taken, suffered or omitted to be taken by the Rights Agent in connection with the execution, acceptance, administration, exercise and performance of its duties pursuant to this Plan, including the costs and expenses of defending against any claim of liability. Notwithstanding anything contained in this Plan to the contrary, the Right Agent’s aggregate liability during any term of this Plan with respect to, arising from, or arising in connection with this Plan, or from all services provided or omitted to be provided under this Plan, whether in contract, tort or otherwise, is limited to, and shall not exceed, the amounts paid by the Company to the Rights Agent as fees and charges, but not including reimbursable expenses, during the 12 months immediately preceding the event for which recovery from the Rights Agent is being sought. In no event will the Rights Agent be liable for special, punitive, indirect, incidental or consequential loss or damage of any kind whatsoever (including lost profits), even if the Rights Agent has been advised of the possibility or likelihood of such loss or damage. The provisions of this Section 18 and Section 20 will survive the termination of this Plan, the exercise, exchange or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.
(b)Reliance by the Rights Agent. The Rights Agent is authorized to rely conclusively on, and will be protected and incur no liability for, or in respect of, any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Plan, and the exercise and performance of its duties pursuant to this Plan, in reliance upon any (i) Rights Certificate; (ii) certificate (or registration on the transfer books of the Company, including, in the case of uncertificated shares, by notation in book entry accounts reflecting ownership) for Preferred Shares, Common Shares or other securities of the Company issuable upon exercise of Rights; or (iii) instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document reasonably believed by it, in the absence of gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), to be genuine and to be duly executed and, where necessary, verified or acknowledged, by the proper Person, or otherwise upon the advice of counsel as set forth in Section 20. The Rights Agent will not be required to take notice, or be deemed to have any knowledge, of any fact, event or determination of which it was supposed to receive notice hereunder (including any dates or events defined in this Plan or the designation of any Person as an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and the Rights Agent will be fully protected and will incur no liability for failing to take action in connection therewith, unless and until it has received such notice in writing.
Section 19.Merger, Consolidation or Change of Name of Rights Agent.
(a)Merger or Consolidation of Rights Agent. Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may effect a share exchange or be consolidated, or any Person resulting from any merger, share exchange or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the corporate trust, stock transfer or stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent pursuant to

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Proxy Statement – Annex A-2
FY2026

this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto so long as such Person is eligible for appointment as a successor Rights Agent pursuant to the provisions of Section 21. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of this Plan, or transfer or rights agent services generally, will be deemed to be a merger, share exchange or consolidation for purposes of this Section 19. If at the time that such successor Rights Agent succeeds to the agency created by this Plan any of the Rights Certificates have been countersigned but not delivered, then any such successor Rights Agent may adopt the countersignature of any predecessor Rights Agent and deliver such Rights Certificates so countersigned, and if at that time any of the Rights Certificates have not been countersigned, then any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent. In all such cases, such Rights Certificates will have the full force and effect provided in the Rights Certificates and in this Plan.
(b)Change of Name of Rights Agent. If at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates have been countersigned but not delivered, then the Rights Agent may adopt the countersignature under its prior name and deliver such Rights Certificates so countersigned, and if at any time any of the Rights Certificates have not have been countersigned, then the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name. In all such cases, such Rights Certificates will have the full force and effect provided in the Rights Certificates and in this Plan.
Section 20.Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Plan (and no implied duties or obligations) upon the following terms and conditions, all of which the Company and the holders of Rights Certificates, by their acceptance thereof, will be bound:
(a)Before the Rights Agent acts or refrains from acting, the Rights Agent may consult with legal counsel that it selects (who may be legal counsel for the Company or an employee of the Rights Agent), and the advice or opinion of such counsel will be full and complete authorization and protection to the Rights Agent, and the Rights Agent will incur no liability for or in respect of, any action taken, suffered or omitted to be taken by it in the absence of gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non- appealable judgment of a court of competent jurisdiction) in accordance with such advice or opinion.
(b)Whenever in the performance of its duties pursuant to this Plan the Rights Agent deems it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the determination of the Current Per Share Market Price of any security) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof is specifically prescribed herein) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Secretary, Assistant Secretary or any Senior Vice President of the Company and delivered to the Rights Agent, and such certificate will be full and complete authorization and protection to the Rights Agent, and the Rights Agent will incur no liability for or in respect of any action taken, suffered or omitted to be taken in the absence of gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) by it pursuant to the provisions of this Plan in reliance upon such certificate.
(c)The Rights Agent will not be liable hereunder for or by reason of any of the statements of fact or recitals contained in this Plan, the Rights Certificates or any certificate (or registration on the transfer books of the Company, including, in the case of uncertificated shares, by notation in book entry accounts reflecting ownership) for Preferred Shares, Common Shares or other securities of the Company issuable upon exercise of Rights, or be required to verify the same (except, in each case, its countersignature thereof, if applicable), and all such statements and recitals are and will be deemed to have been made by the Company only.
(d)The Rights Agent will not (i) have any liability for or be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof) or any certificate (or registration on the transfer books of the Company, including, in the case of uncertificated shares, by notation in book entry accounts reflecting ownership) for Preferred Shares, Common Shares or other securities of the Company issuable upon exercise of Rights (except, in each case, its countersignature thereof, if applicable); (ii) be responsible for any change in the exercisability or exchangeability of Rights (including certain Rights becoming null and void pursuant to Section 7(e)), except with respect to the exercise of Rights evidenced by Rights Certificates after notice of such change has been provided by the Company; (iii) be responsible for any breach by the Company of any covenant or failure by the Company to satisfy any condition contained in this Plan or any Rights Certificate; (iv) be responsible for (A) any adjustment or change

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

required pursuant to Section 3, Section 11, Section 13, Section 23 or Section 24; (B) the manner, method or amount of any such adjustment or change; or (C) ascertaining the existence of facts that would require any such adjustment or change (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt by the Rights Agent of a certificate furnished pursuant to Section 12 describing such adjustment or change); (v) be responsible for any determination by the Board of the Current Per Share Market Price of any security pursuant to this Plan; or (vi) by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any securities to be issued pursuant to this Plan or any Rights Certificate or as to whether any such securities will, when issued, be duly and validly authorized and issued and fully paid and nonassessable.
(e)The Company agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of its duties pursuant to this Plan.
(f)The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any of the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Secretary, Assistant Secretary or any Senior Vice President of the Company, and it is authorized to apply to any such director or officer for advice or instructions in connection with its duties pursuant to this Plan. Such advice and instructions will be full and complete authorization and protection to the Rights Agent, and the Rights Agent will not be liable for or in respect of any action taken, suffered or omitted to be taken by it in accordance with the written advice or instructions of any such director or officer or for any delay in acting while waiting for those instructions, in each case in the absence of its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). The Rights Agent will be fully and completely authorized and protected in relying on the latest-dated instructions received from any such director or officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted to be taken by the Rights Agent pursuant to this Plan and the date on or after which such action will be taken, suffered or omitted to be taken. The Rights Agent will not be liable for any action taken or suffered by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after (but not including) the date specified in such application (which date must not be less than five Business Days after, but not including, the date on which any such director or officer of the Company actually receives such application, unless any such director or officer has consented in writing to an earlier date) unless, prior to taking or suffering any such action (or the effective date in the case of an omission), the Rights Agent has received, in response to such application, written instructions with respect to the proposed action or omission specifying a different action to be taken, suffered or omitted to be taken.
(g)In the event that the Rights Agent believes any ambiguity or uncertainty exists under this Plan or in any notice, instruction, direction, request or other communication, paper or document received by the Rights Agent under this Plan, the Rights Agent, may, in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to Company, the holder of any Rights Certificate or Book Entry Shares or any other person for refraining from taking such action, unless the Rights Agent receives written instructions signed by the Company that eliminates such ambiguity or uncertainty to the satisfaction of the Rights Agent.
(h)The Rights Agent and any member, stockholder, director, officer, employee or Affiliate of the Rights Agent (in each case, other than an Acquiring Person) may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent pursuant to this Plan. Nothing herein will preclude the Rights Agent or any such member, stockholder, director, officer, employee or Affiliate from acting in any other capacity for the Company or for any other Person.
(i)The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (including through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, to the holders of Rights or to any other Person resulting from any such act, omission, default, neglect or misconduct in the absence of gross negligence, bad faith or willful misconduct in the selection and continued employment thereof (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction).

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

(j)No provision of this Plan requires the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (other than costs and expenses incurred by the Rights Agent in providing services to the Company in the ordinary course of its business as the Rights Agent and for which the Rights Agent shall be compensated pursuant to Section 18) or in the exercise of its rights if it reasonably believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.
(k)If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of election to purchase or form of assignment, as the case may be, has either (i) not been properly completed or (ii) indicates an affirmative response to clause (1) or clause (2) thereof, then the Rights Agent will not take any further action with respect to such requested exercise or transfer without first consulting with the Company; provided, however, that the Rights Agent shall not be liable for any delays arising from the duties under this Section 20(k).
(l)From time to time after the Distribution Date, upon the written request of the Company, the Rights Agent will promptly deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company), of the record holders of Rights and Rights Certificates.
(m)The Rights Agent will not be required to take notice or be deemed to have notice of any fact, event or determination (including any dates or events defined in this Plan or the designation of any Person as an Acquiring Person or an Affiliate or Associate of an Acquiring Person) pursuant to this Plan unless and until the Rights Agent is specifically notified in writing of such fact, event or determination by the Company or by receipt of a properly completed and duly executed Rights Certificate (and form of election to purchase or form of assignment).
(n)The Rights Agent may rely on and be fully authorized and protected in acting or failing to act upon (i) any guaranty of signature by an “eligible guarantor institution” that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable “signature guarantee program” or insurance program in addition to, or in substitution for, the foregoing; or (ii) any law, act, regulation or any interpretation of the same even though such law, act or regulation may thereafter have been altered, changed, amended or repealed.
(o)The Rights Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the Securities and Exchange Commission or this Plan, including obligations under applicable regulation or law.
Section 21.Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties pursuant to this Plan upon 30 days’ written notice to the Company (or such lesser notice as is acceptable to the Company) and to each transfer agent of the Preferred Shares and the Common Shares (in the event that the Rights Agent or one of its Affiliates is not also such transfer agent), delivered to the Company in accordance with Section 27. In the event that any transfer agency relationship in effect between the Company and the Rights Agent or any of its Affiliates terminates, the Rights Agent will be deemed to have automatically resigned, and be discharged from its duties pursuant to this Plan, on the effective date of such termination, and the Company will be responsible for sending any required notices. The Company may remove the Rights Agent or any successor Rights Agent, with or without cause, upon 30 days’ notice in writing to the Rights Agent or any successor Rights Agent, as the case may be, and to each transfer agent of the Preferred Shares and the Common Shares (in the event that the Rights Agent or one of its Affiliates is not also such transfer agent), delivered to the Rights Agent in accordance with Section 27. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, then the resigning, removed or incapacitated Rights Agent must remit to the Company, or to any successor Rights Agent, all books, records, funds (other than any funds owed to the Rights Agent or its Affiliates under this Plan or under any other agreement or arrangement with the Company or its Affiliates), certificates or other documents or instruments of any kind then in its possession that were acquired by such resigning, removed or incapacitated Rights Agent in connection with its services as the Rights Agent; provided, however, that the Rights Agent may keep copies of same in accordance with applicable law or its document retention policies or conventions. Following such removal, resignation or incapacity of the Rights Agent, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 days after giving written notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the registered holder of a Rights Certificate (who must, together with such notice, submit such registered holder’s Rights Certificate for inspection by the Company), then such registered holder or the incumbent Rights Agent may apply, at the Company’s expense, to a court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such court, must be either (a) a Person organized, in good standing and doing business pursuant to the laws of the United States or any state of the United States that is authorized pursuant to such laws to exercise corporate trust, stock transfer or stockholder services, is subject to supervision or examination by federal or state authorities and has at the time of its appointment

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate or direct or indirect wholly owned Subsidiary of such Person. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed, and the predecessor Rights Agent must deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for such purpose, but such predecessor Rights Agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Preferred Shares and the Common Shares (in the event that the Rights Agent or one of its Affiliates is not also such transfer agent), and deliver such notice to the holders of Rights Certificates in accordance with Section 27. Notwithstanding anything to the contrary in this Plan, failure to give any notice provided for in this Section 21, or any defect therein, will not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be. Upon appointment, any successor Rights Agent will, unless the context requires otherwise, be deemed to be the Rights Agent for all purposes of this Plan.
Section 22.Issuance of New Rights Certificates. Notwithstanding anything to the contrary in this Plan or the Rights, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Exercise Price and the number or kind or class of shares or other securities or property purchasable pursuant to the Rights Certificates made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the Expiration Date, the Company will, with respect to Common Shares so issued or sold (whether pursuant to the exercise of stock options or pursuant to any employee benefit plan or arrangement or upon the exercise, conversion or exchange of other securities of the Company outstanding as of the Rights Dividend Declaration Date or upon the exercise, conversion or exchange of securities issued by the Company after the Rights Dividend Declaration Date (except, in each case, as may otherwise be provided in the instruments governing such securities)), and may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (a) no such Rights Certificate will be issued if, and to the extent that, the Company is advised by counsel that such issuance would create a significant risk of or result in material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued or would create a significant risk of or result in such options or employee plans or arrangements failing to qualify for otherwise available special tax treatment; (b) no such Rights Certificate will be issued if, and to the extent that, appropriate adjustment will otherwise have been made in lieu of the issuance thereof; and (c) the Company will have no obligation to distribute Rights Certificates to any Acquiring Person, Affiliate or Associate of an Acquiring Person, Post-Event Transferee, Pre-Event Transferee, Subsequent Transferee or any nominee of any of the foregoing.
Section 23.Redemption.
(a)Right to Redeem. The Board may, at its option, at any time prior to the earlier of (i) the Distribution Date or (ii) the Close of Business on the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.01 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the Rights Dividend Declaration Date (such redemption price, the “Redemption Price”). Notwithstanding anything to the contrary in this Plan, the Rights will not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption pursuant to this Section 23 has expired. The Company may, at its option, pay the Redemption Price in Common Shares (based on the Current Per Share Market Price of Common Shares at the time of redemption), cash or any other form of consideration deemed appropriate by the Board, in its sole discretion, to be at least equivalent to the Redemption Price. Such redemption of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The date on which the Board elects to make the redemption effective is referred to as the “Redemption Date.”
(b)General Redemption Procedures. Immediately upon the action of the Board ordering the redemption of the Rights (or at such later time as the Board may establish for the effectiveness of such redemption), evidence of which will have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights will be to receive the Redemption Price for each Right so held. The Company will promptly give public notice of any such redemption (with prompt written notice thereof also provided to the Rights Agent). Promptly after the action of the Board ordering the redemption of the Rights, the Company will give, or cause to be given, notice of such redemption to the holders of Rights Certificates in accordance with Section 27; provided, however, that any notice that is so provided will be deemed given, whether or not the holder receives the notice. Each such notice of redemption must state the method by which the payment of the Redemption Price is to be made. The failure to give, or any defect in, any notice required by this Section 23 will not affect the legality or validity of the action taken by the Board or of the redemption.
(c)Discharge of Obligations. Notwithstanding anything to the contrary in this Plan, in the event of a redemption pursuant to Section 23(a), the Company may, at its option, discharge all of its obligations with

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

respect to the Rights by (i) issuing a press release or making a publicly-available filing with the Securities and Exchange Commission announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the holders of Rights at the addresses of such holders as shown on the transfer books of the Rights Agent or, prior to the Distribution Date, on the transfer books of the Company or the transfer agent for the Common Shares, and upon such action, all outstanding Rights Certificates will be null and void without any further action by the Company.
(d)Prohibited Purchases. Notwithstanding anything to the contrary in this Plan, neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than as specifically set forth in this Section 23 or in Section 24, or other than in connection with the purchase or repurchase of Common Shares prior to the Distribution Date.
Section 24.Exchange.
(a)Exchange of Common Shares for Rights. The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which will not include Rights that have become null and void pursuant to the provisions of Section 7(e)) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the Rights Dividend Declaration Date (such exchange ratio, the “Exchange Ratio,” and such determination by the Board to effect such exchange, an “Exchange Determination”). Notwithstanding the foregoing, the Board is not empowered to effect an Exchange Determination at any time after any Person (other than any Excluded Person or any Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding. Notwithstanding the foregoing, from and after the occurrence of a Section 13 Event, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) will thereafter be exercisable only in accordance with Section 13 and may not be exchanged (or eligible for exchange) pursuant to this Section 24(a).
(b)Exchange Procedures.
(i)Immediately following an Exchange Determination and without any further action or notice, the right to exercise such Rights will terminate and the only right thereafter of a holder of such Rights is to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company will promptly give public notice of any such exchange (with prompt written notice thereof also provided to the Rights Agent), and thereafter will promptly give, or cause to be given, notice of such exchange to the holders of the then outstanding Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e)) by mailing such notice, in accordance with Section 27; provided, however, that any notice that is so provided will be deemed given, whether or not the holder receives the notice. Each such notice of exchange must state the method by which the exchange of Common Shares for Rights is to be effected (including the actions that must be taken by the holders of Rights to receive Common Shares in exchange for Rights) and, in the event of any partial exchange, the number of Rights that are to be exchanged. Any partial exchange will be effected pro rata based on the number of Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e)) held by each holder of Rights. Following an Exchange Determination, the Company may implement such procedures as it deems appropriate, in its sole discretion, to minimize the possibility that any Common Shares (or other consideration) issuable pursuant to this Section 24 are received by Persons whose Rights are null and void pursuant to Section 7(e). Prior to effecting any exchange, the Company may require, or cause the trustee of the Trust to require, as a condition thereof, that any registered holder of Rights provide such evidence (including the identity of the Beneficial Owner (or former Beneficial Owner) thereof and the Affiliates or Associates of such Beneficial Owner or former Beneficial Owner) as the Company may reasonably request in order to determine if such Rights are null and void pursuant to Section 7(e). If such registered holder does not comply with the foregoing requirements, then the Company will be entitled to conclusively deem such Rights to be Beneficially Owned by an Acquiring Person (or an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing) and, accordingly, such Rights will be null and void and not exchangeable in connection herewith. Any Common Shares (or other securities) issued at the direction of the Board in connection with an Exchange Determination will be duly and validly authorized and issued and fully paid and nonassessable, and the Company will be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the Common Shares (or other securities) so issued. The failure to give, or any defect in, any notice required by this Section 24 will not affect the legality or validity of the action taken by the Board or of such exchange.
(ii)The exchange of the Rights pursuant to Section 24(a) may be made effective at such time, on such basis and with such conditions as the Board, in its sole discretion, may establish. Without limiting the foregoing, prior to effecting an exchange pursuant to Section 24(a), the Board may direct the Company

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

to enter into a trust agreement in such form and with such terms as the Board approves (the “Trust Agreement”). If the Board so directs, then the Company must enter into the Trust Agreement and must issue to the trust created by such agreement (the “Trust”) all of the Common Shares (or other consideration) issuable pursuant to the exchange (or any portion thereof that has not theretofore been issued in connection with the exchange). From and after the time at which such Common Shares (or other consideration) are issued to the Trust, all stockholders then entitled to receive Common Shares (or other consideration) pursuant to the exchange will be entitled to receive such shares or consideration (and any dividends or distributions made thereon after the date on which such shares or consideration are deposited into the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.
(c)Insufficient Shares. In the event that there are not sufficient Common Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with Section 24(a), then the Company will either take such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights or alternatively, at the option of the Board, with respect to each Right (i) pay cash in an amount equal to the Current Exchange Value in lieu of issuing Common Shares in exchange therefor; (ii) issue debt or equity securities (or a combination thereof) having a value equal to the Current Exchange Value in lieu of issuing Common Shares in exchange for each such Right, where the value of such securities will be determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board, which determination will be described in a written statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of Rights; or (iii) deliver any combination of cash, property, Common Shares, Preferred Shares, Equivalent Shares or other securities having a value equal to the Current Exchange Value in exchange for each Right. To the extent that the Company determines that some action need be taken pursuant to this Section 24(c), then the Board may temporarily suspend the exercisability of the Rights for a period of up to 120 days following the date on which the Exchange Determination has occurred in order to seek any authorization of additional Common Shares or to decide the appropriate form of distribution to be made pursuant to the above provision and to determine the value thereof. Upon any such suspension, the Company will issue a public announcement stating, and notify the Rights Agent in writing, that the exercisability of the Rights has been temporarily suspended, as well as issue a public announcement, and notify the Rights Agent in writing, at such time as the suspension is no longer in effect.
(d)Cash in Lieu of Fractional Common Shares. In connection with an Exchange Determination, the Company will not be required to issue fractions of Common Shares or to distribute certificates that evidence fractional Common Shares. In lieu of such fractional Common Shares, the Company may pay to the registered holders of Rights Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the Current Per Share Market Price of a Common Share, calculated as of the Trading Day immediately prior to the date of the Exchange Determination.
Section 25.Process to Seek Exemption Prior to Trigger Event.
(a)Waiver Prior to a Shares Acquisition Date. Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person beneficially owning 4.9% or more of the then outstanding Common Shares (a “Requesting Person”) may, prior to the Shares Acquisition Date and in accordance with this Section 25(a), request that the Board grant an exemption with respect to such acquisition under this Plan so that such Person would be deemed to be an “Exempt Person” for purposes of this Plan (an “Exemption Request”). An Exemption Request must be in proper form and must be delivered by overnight delivery service or first-class mail, postage prepaid, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request must be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request must set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of Common Shares then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Shares aggregating 4.9% or more of the then outstanding Common Shares and the maximum number and percentage of shares of Common Shares that the Requesting Person proposes to acquire. The Board will make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, however, that the failure of the Board to make a determination within such period will be deemed to constitute the denial by the Board of the Exemption Request. The Requesting Person must respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination.
For purposes of considering the Exemption Request, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, will be made pursuant to and in accordance with Section 382.

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

The Board will only grant an exemption in response to an Exemption Request if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Shares by the Requesting Person (A) will not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits; or (B) is in the best interests of the Company despite the fact that it may adversely impact in a material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of Common Shares in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board determines necessary or desirable to provide for the protection of the Tax Benefits. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company will maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto, unless the information contained in the Exemption Request or the Board’s determination with respect thereto otherwise becomes publicly available. The Exemption Request will be considered and evaluated by directors serving on the Board who are independent of the Company and the Requesting Person and disinterested with respect to the Exemption Request, and the action of a majority of such independent and disinterested directors will be deemed to be the determination of the Board for purposes of such Exemption Request.
(b)Waiver Subsequent to Shares Acquisition Date. The Board may, of its own accord or upon the request of a stockholder (a “Waiver Request”), subsequent to a Shares Acquisition Date and prior to the Distribution Date, and in accordance with this Section 25(b), grant an exemption with respect to any Acquiring Person under this Plan so that such Acquiring Person would be deemed to be an “Exempt Person” for purposes of this Plan. A Waiver Request must be in proper form and must be delivered by overnight delivery service or first-class mail, postage prepaid, to the Secretary of the Company at the principal executive office of the Company. The Waiver Request will be deemed made upon receipt by the Secretary of the Company. To be in proper form, a Waiver Request must set forth (i) the name and address of the Acquiring Person, (ii) the number and percentage of Common Shares then Beneficially Owned by the Acquiring Person, together with all Affiliates and Associates of the Acquiring Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Acquiring Person acquired Beneficial Ownership of Common Shares aggregating 4.9% or more of the then outstanding Common Stock and the maximum number and percentage of Common Shares that the Acquiring Person proposes to acquire. The Board will make a determination whether to grant an exemption in response to a Waiver Request as promptly as practicable (and, in any event, within 10 Business Days) after receipt thereof; provided, however, that the failure of the Board to make a determination within such period will be deemed to constitute the denial by the Board of the Waiver Request. The Acquiring Person must respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. For purposes of considering the Waiver Request, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, will be made pursuant to and in accordance with Section 382. The Board will only grant an exemption for an Acquiring Person if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Stock by such Acquiring Person does not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that such Acquiring Person agree that it will not acquire Beneficial Ownership of Common Shares in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board determines necessary or desirable to provide for the protection of the Tax Benefits. The facts and circumstances with respect to the Triggering Event, including whether to grant an exemption, will be considered and evaluated by directors serving on the Board, or a duly constituted committee thereof, who are independent of the Company and such Acquiring Person and disinterested with respect to the Triggering Event, and the action of a majority of such independent and disinterested directors will be deemed to be the determination of the Board for purposes of any exemption granted pursuant to this Section 25(b).
Section 26.Notice of Certain Events.
(a)Certain Distributions. If the Company proposes, at any time after the Distribution Date, to (i) declare or pay any dividend payable in stock of any class to the holders of Preferred Shares or to make any other distribution to the holders of Preferred Shares (other than a regular quarterly or periodic cash dividend out of earnings or retained earnings of the Company); (ii) offer to the holders of Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options; (iii) effect any reclassification of the Preferred Shares (other than a reclassification involving only

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

the subdivision of outstanding Preferred Shares); (iv) effect any share exchange, consolidation or merger into or with any other Person (other than a wholly owned Subsidiary of the Company in a transaction that complies with Section 11(l)); (v) effect any sale or other transfer (or permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person; (vi) effect the liquidation, dissolution or winding up of the Company; (vii) declare or pay any dividend on the Common Shares payable in Common Shares; or (viii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company will give written notice of such proposed action to the Rights Agent and the holders of Rights Certificates in accordance with Section 27, which notice must specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such subdivision, combination, reclassification, share exchange, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of Preferred Shares or Common Shares, if any such date is to be fixed, and such notice must be so given in the case of any action covered by clause (i) or (ii) above at least 10 Business Days prior to but not including the record date for determining holders of Preferred Shares for purposes of such action, and in the case of any such other action, at least 10 Business Days prior to but not including the date of the taking of such proposed action or the date of participation therein by the holders of Preferred Shares or Common Shares, whichever is earlier.
(b)Certain Events. If any Triggering Event has occurred, then (i) the Company will as soon as practicable thereafter give, or cause to be given, to each holder of Rights Certificates a notice in accordance with Section 27 of the occurrence of such Triggering Event, which notice must specify the event and the consequences of the event to holders of Rights pursuant to Section 11(a)(ii) or Section 13; and (ii) all references in this Section 26 to Preferred Shares will thereafter be deemed to be references to Common Shares or, if appropriate, other securities.
Section 27.Notices. Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Rights Certificate (or, prior to the Distribution Date, of any Common Share) to or on the Company will be sufficiently given or made if in writing and when sent by a recognized national overnight delivery service or first-class mail, postage prepaid, addressed (in each case, until another address is filed in writing with the Rights Agent by the Company) as follows:
Aviat Networks, Inc.
200C Parker Dr. Suite 100A Austin
Texas 78728
Attn: Erin Boase, Vice President, Legal Affairs
Subject to the provisions of Section 21, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Rights Certificate (or, prior to the Distribution Date, of any Common Share) to or on the Rights Agent will be sufficiently given or made if in writing and sent by a recognized national overnight delivery service or first-class mail, postage prepaid, addressed (in each case, until another address is filed in writing with the Company by the Rights Agent) as follows:
Computershare Inc.
150 Royall Street
Canton, MA 02021
Attn: Client Services
Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holders of Rights or Rights Certificates (or, if prior to the Distribution Date, to the holders of Common Shares) will be sufficiently given or made if in writing and when sent by a recognized national overnight delivery service or first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the transfer books of the Rights Agent or the Company or the transfer agent for the Common Shares. Any notice that is sent or mailed in the manner herein provided will be deemed given whether or not the holder receives the notice. Notwithstanding anything to the contrary in this Plan, prior to the Distribution Date, the issuance of a press release or the making of a publicly-available filing by the Company with the Securities and Exchange Commission will constitute sufficient notice by the Rights Agent or the Company to the holders of securities of the Company, including the Rights, for all purposes of this Plan and no other notice need be given.

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

Section 28.Supplements and Amendments. Prior to the occurrence of a Distribution Date, the Company may in its sole discretion supplement or amend this Plan in any respect without the approval of any holders of Rights Certificates, Preferred Shares or Common Shares, and the Rights Agent must, if the Company so directs, execute such supplement or amendment. From and after the occurrence of a Distribution Date, the Company and the Rights Agent may from time to time supplement or amend this Plan without the approval of any holders of Rights Certificates in order to (i) cure any ambiguity; (ii) correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein or otherwise defective, including any change in order to satisfy any applicable law, rule or regulation; (iii) shorten or lengthen any time period hereunder; or (iv) change or supplement the provisions hereunder in any manner that the Company may deem necessary or desirable and that does not adversely affect the interests of the Rights Agent or the holders of Rights (other than an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing), including extending the Final Expiration Date; provided, however, that this Plan may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, a time period relating to when the Rights may be redeemed at a time when the Rights are not then redeemable; provided further, however, that the right of the Board to extend the Distribution Date does not require any amendment or supplement hereunder. Upon the delivery of a certificate from the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Secretary, Assistant Secretary or any Senior Vice President of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 28. Notwithstanding anything to the contrary in this Plan, the Rights Agent may, but will not be required to, execute any such supplement or amendment that it has determined would adversely affects its rights, duties, obligations or immunities under this Plan. No supplement or amendment to this Plan shall be effective unless duly executed by the Rights Agent. Prior to the Distribution Date, the interests of the holders of Rights and Rights Certificates will be deemed to be coincident with the interests of the holders of Common Shares.
Section 29.Successors. All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent will bind and inure to the benefit of their respective successors and assigns hereunder.
Section 30.Determinations and Actions by the Board. Without limiting any of the rights and immunities of the Rights Agent, the Board (or an authorized committee thereof) has the exclusive power and authority to administer this Plan and to exercise all rights and powers specifically granted to the Board or the Company pursuant hereto, or as may be necessary or advisable in the administration of this Plan, including the right and power to (a) interpret the provisions of this Plan and (b) make all determinations deemed necessary or advisable for the administration of this Plan (including a determination as to whether to redeem the Rights or to amend this Plan). All such actions, calculations, interpretations and determinations (including, for purposes of clause (ii) below, all omissions with respect to the foregoing) that are done or made by the Board (or an authorized committee thereof) in good faith will (i) be final, conclusive and binding on the Company, the Rights Agent (except with respect to the rights, obligations, duties and immunities of the Rights Agent under this Plan), the holders of Rights Certificates and all other Persons; and (ii) not subject the Board (or an authorized committee thereof) or any of the directors serving on the Board to any liability to any Person, including the Rights Agent and the holders of Rights Certificates. In administering this Plan and exercising the rights and powers specifically granted to the Board and to the Company hereunder, and in interpreting this Plan and making any determination hereunder, the Board (or an authorized committee thereof) may consider any and all facts, circumstances or information that it deems to be necessary, useful or appropriate. The Rights Agent is always entitled to assume that the Board acted in good faith and will be fully protected and incur no liability in reliance thereon.
Section 31.Benefits of this Plan. Nothing in this Plan may be construed to give to any Person other than the Company, the Rights Agent and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) any legal or equitable right, remedy or claim pursuant to this Plan. This Plan is for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares).
Section 32.Severability. If any term, provision, covenant or restriction of this Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan will remain in full force and effect and will in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything to the contrary in this Plan, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Plan would adversely affect the purpose or effect of this Plan, then the right of redemption set forth in Section 23 will be reinstated and will not expire until the Close of Business on the 10th Business Day following the date of such determination by the Board; provided, further, that if such excluded provision shall affect the rights, immunities, liabilities, duties or obligations of the Rights Agent, then the Rights Agent shall be entitled to resign immediately upon written notice to the Company.
Section 33.Governing Law; Exclusive Jurisdiction.
(a)Governing Law. This Plan and each Right and Rights Certificate issued hereunder will be deemed to be a contract made pursuant to the laws of the State of Delaware and for all purposes will be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within the State of Delaware.

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

(b)Exclusive Jurisdiction.
(i)The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) each hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court lacks subject matter jurisdiction, the United States District Court for the District of Delaware, over any suit, action or proceeding arising out of or relating to or concerning this Plan. The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) each acknowledge that the forum designated by this Section 33(b)(i) has a reasonable relation to this Plan and to such Persons’ relationship with one another.
(ii)The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) each hereby waive, to the fullest extent permitted by applicable law, any objection that they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in Section 33(b)(i) (or the appellate courts thereof). The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) each undertake not to commence any action subject to this Plan in any forum other than the forum described in Section 33(b)(i). The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) each hereby agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court will be conclusive and binding upon such Persons.
Section 34.Counterparts. This Plan and any supplements or amendments hereto may be executed in any number of counterparts and each of such counterparts will for all purposes be deemed to be an original, and all such counterparts will together constitute one and the same instrument, it being understood that all parties need not sign the same counterpart. A signature to this Plan transmitted electronically (including by fax and .pdf) will have the same authority, effect and enforceability as an original signature. No party hereto may raise the use of such electronic transmission to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.
Section 35.Descriptive Headings; Interpretation.
(a)Descriptive Headings. The table of contents and descriptive headings of the several Sections of this Plan are inserted for convenience only and will not control or affect the meaning or construction of any of the provisions hereof.
(b)Interpretation.
(i)Unless otherwise indicated, all references herein to Sections or Exhibits will be deemed to refer to Sections or Exhibits of or to this Plan, as applicable. Any capitalized terms used in any Exhibit but not otherwise defined therein have the meaning set forth in this Plan. All Exhibits attached hereto or referred to herein are hereby incorporated in and made a part of this Plan as if fully set forth herein.
(ii)Unless otherwise indicated, the words “include,” “includes” and “including,” when used herein, are deemed in each case to be followed by the words “without limitation.”
(iii)The words “hereof,” “herein,” “herewith” and words of similar import will, unless otherwise stated, be constructed to refer to this Plan as whole and not to any particular provision of this Plan.
(iv)The word “or” is used in the inclusive sense of “and/or.” Unless the context requires otherwise, the terms “or,” “any” and “either” are not exclusive.
(v)Whenever the context may require, any pronouns used in this Plan include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns includes the plural and vice versa.
(vi)Where a word or phrase is defined, each of its other grammatical forms has a corresponding meaning.
(vii)References to “$” are to the lawful currency of the United States of America.

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FY2026

(viii)References to any statute will be deemed to refer to such statute as amended from time to time and any rules or regulations promulgated thereunder. References to any agreement or contract will be to that agreement or contract as amended, modified or supplemented from time to time.
Section 36.Costs of Enforcement. The Company agrees with each registered holder of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) that if the Company or any other Person the securities of which are purchasable upon exercise of the Rights fails to fulfill any of its obligations pursuant to this Plan, then the Company or such other Person must reimburse any registered holder of Rights Certificates for the costs and expenses (including legal fees) incurred by such holder in any action to enforce such holder’s rights pursuant to any Right or this Plan.
Section 37.Force Majeure. Notwithstanding anything to the contrary in this Plan, the Rights Agent will not be liable for any delays or failures in performance resulting from acts beyond its reasonable control, including fires, floods, natural disasters, acts of God, terrorist acts, shortage of supply, legal restrictions, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, epidemic, pandemic, war or civil unrest.
Section 38.USA PATRIOT Act. The Company acknowledges that the Rights Agent is subject to the customer identification program requirements pursuant to the USA PATRIOT Act and its implementing regulations, and that the Rights Agent must obtain, verify and record information that allows the Rights Agent to identify the Company. Accordingly, prior to accepting an appointment hereunder, the Rights Agent has received information from the Company that will help the Rights Agent to identify the Company, including the Company’s physical address, tax identification number, organizational documents, certificate of good standing, license to do business or such other information that the Rights Agent deems necessary and, pending verification of such received information, the Rights Agent may request additional such information. The Company agrees to provide all reasonably requested information necessary for the Rights Agent to verify the Company’s identity in accordance with such customer identification program requirements.
[Signature page follows.]

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed as of the day and year first above written.
AVIAT NETWORKS, INC.
By:    /s/ Eric Chang
Name:    Eric Chang
Title:    Senior Vice President and Chief Financial Officer
COMPUTERSHARE, INC.
By:    /s/ Patrick Hayes
Name:    Patrick Hayes
Title:    Manager, Contract Administration

[Signature Page to Tax Benefit Preservation Plan]
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FY2026153v.2

Section 39.
FORM OF
CERTIFICATE OF DESIGNATION OF RIGHTS, PREFERENCES AND PRIVILEGES OF SERIES A PARTICIPATING PREFERRED STOCK OF
AVIAT NETWORKS, INC.
Pursuant to Section 151 of the
General Corporation Law of the State of Delaware
Aviat Networks, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, does hereby certify:
That pursuant to the authority conferred upon the Board of Directors of the Corporation (the “Board”) by the Amended and Restated Certificate of Incorporation of the Corporation, as amended, on September 6, 2016, the Board adopted the following resolutions creating a series of preferred stock, par value $0.01 per share (“Preferred Stock”), of the Corporation designated as Series A Participating Preferred Stock:
RESOLVED: That pursuant to the authority vested in the Board by the Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Charter”), the Board does hereby provide for the issuance of a series of Preferred Stock of the Corporation and does hereby fix and herein state and express the designations, powers, preferences and relative and other special rights, and the qualifications, limitations and restrictions, of such series of Preferred Stock as follows:
Section 1.Designation and Amount. The shares of such series shall be designated as “Series A Participating Preferred Stock.” The Series A Participating Preferred Stock shall have a par value of $0.01 per share, and the number of shares constituting such series shall be 100,000. Such number of shares may be increased or decreased by resolution of the Board; provided, however, that no decrease shall reduce the number of shares of Series A Participating Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the exercise of any options, rights or warrants issuable upon conversion of any outstanding securities issued by the Corporation convertible into Series A Participating Preferred Stock.
Section 2.Proportional Adjustment. In the event that the Corporation shall at any time after the issuance of any share or shares of Series A Participating Preferred Stock (the “Rights Declaration Date”) (a) declare any dividend on the common stock of the Corporation, par value $0.01 per share (the “Common Stock”), payable in shares of Common Stock, (b) subdivide the outstanding Common Stock or (c) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Corporation shall simultaneously effect a proportional adjustment to the number of outstanding shares of Series A Participating Preferred Stock by an amount the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
Section 3.Dividends and Distributions.
(a)Subject to Section 2 and to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Participating Preferred Stock with respect to dividends, the holders of shares of Series A Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of October, January, April and July in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 and (ii) subject to Section 2, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Participating Preferred Stock.
(b)The Corporation shall declare a dividend or distribution on the Series A Participating Preferred Stock as provided in paragraph (a) above immediately after it declares a dividend or distribution on the

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Common Stock (other than a dividend payable in shares of Common Stock); provided, however, that, in the event that no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.
(c)Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.
Section 4.Voting Rights. The holders of shares of Series A Participating Preferred Stock shall have the following voting rights:
(a)Subject to the provision for adjustment hereinafter set forth, each share of Series A Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event that the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(b)Except as otherwise provided herein, in any other Certificate of Designation creating a series of Preferred Stock or any similar stock, the Charter or the Amended and Restated Bylaws of the Corporation (the “Bylaws”), or by law, the holders of shares of Series A Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.
(c)Except as set forth herein or as required by law, the holders of Series A Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent that they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.
(d)(i) If at any time dividends on any Series A Participating Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, then the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) that shall extend until such time as all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of Series A Participating Preferred Stock) with dividends in arrears in an amount equal to six quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two directors.
(i)During any default period, such voting right of the holders of Series A Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 4(d) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders; provided, however, that such voting right shall not be exercised unless the holders of at least one-third in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board as may then exist up to two directors or, if such right is exercised at an annual meeting of stockholders, to elect two directors. If

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the number that may be so elected at any special meeting does not amount to the required number, the holders of Preferred Stock shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them of the required number. After the holders of Preferred Stock shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Participating Preferred Stock.
(ii)Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect directors, the Board may order, or any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Secretary, Assistant Secretary or any Senior Vice President of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this paragraph (d)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to such holder at such holder’s last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request, or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this paragraph (d)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.
(iii)In any default period, the holders of Common Stock and other classes of stock of the Corporation, if applicable, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Stock shall have exercised their right to elect two directors voting as a class, after the exercise of which right (A) the directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (B) any vacancy in the Board may (except as provided in subparagraph (ii) of this Section 4(d)) be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of stock that elected the director whose office shall have become vacant. References in this Section 4(d) to directors elected by the holders of a particular class of stock shall include directors elected by such directors to fill vacancies as provided in clause (B) of the foregoing sentence.
(iv)Immediately upon the expiration of a default period, (A) the right of the holders of Preferred Stock as a class to elect directors shall cease, (B) the term of any directors elected by the holders of Preferred Stock as a class shall terminate and (C) the number of directors shall be such number as may be provided for in the Charter or the Bylaws irrespective of any increase made pursuant to the provisions of subparagraph (ii) of this Section 4(d) (such number being subject, however, to change thereafter in any manner provided by law or in the Charter or Bylaws). Any vacancies in the Board effected by the provisions of clauses (B) and (C) in the preceding sentence may be filled by a majority of the remaining directors.
Section 5.Certain Restrictions.
(a)The Corporation shall not declare any dividend on, make any distribution on, or redeem or purchase or otherwise acquire for consideration any shares of Common Stock after the first issuance of a share or fraction of a share of Series A Participating Preferred Stock unless concurrently therewith it shall declare a dividend on the Series A Participating Preferred Stock as required by Section 3 hereof.
(b)Whenever quarterly dividends or other dividends or distributions payable on the Series A Participating Preferred Stock as provided in Section 3 hereof are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:
(i)declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Participating Preferred Stock;
(ii)declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock, except dividends paid ratably on the Series A Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

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(iii)redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock; provided, however, that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Participating Preferred Stock; or
(iv)redeem or purchase or otherwise acquire for consideration any shares of Series A Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
(c)The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, pursuant to paragraph (a) of this Section 5, purchase or otherwise acquire such shares at such time and in such manner.
Section 6.Reacquired Shares. Any shares of Series A Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance set forth herein, in the Charter or in any other Certificate of Designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.
Section 7.Liquidation, Dissolution or Winding Up.
(a)Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Participating Preferred Stock shall have received an amount equal to $1,000 per share of Series A Participating Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted to reflect events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Participating Preferred Stock and Common Stock, respectively, holders of Series A Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to one with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.
(b)In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, that rank on a parity with the Series A Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.
(c)In the event that the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on the Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Corporation shall simultaneously effect a proportional adjustment to the Adjustment Number in effect immediately prior to such event by an amount the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
Section 8.Consolidation, Merger, etc. In the event that the Corporation shall enter into any consolidation, merger, combination, conversion, share exchange or other transaction in which the shares of Common Stock are exchanged for or changed into other stock, securities, cash and/or any other property (payable in kind), then in any such case the shares of Series A Participating Preferred Stock shall at the same time be similarly

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exchanged or changed in an amount per share (subject to Section 2) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.
Section 9.No Redemption. The shares of Series A Participating Preferred Stock shall not be redeemable.
Section 10.Ranking. The Series A Participating Preferred Stock shall rank junior to all other series of the Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.
Section 11.Amendment. At any time when any shares of Series A Participating Preferred Stock are outstanding, neither the Charter nor this Certificate of Designation shall be amended in any manner that would materially alter or change the powers, preferences or special rights of the Series A Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Participating Preferred Stock, voting separately as a class.
Section 12.Fractional Shares. Series A Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Participating Preferred Stock.

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IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the 7th day of September, 2016.
AVIAT NETWORKS, INC.
By:    /s/ Ralph S. Marimon
Name:    Ralph S. Marimon
Title:    Senior Vice President and Chief Financial Officer

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Section 40.
FORM OF
RIGHTS CERTIFICATE
Certificate No. R-[•] [•] Rights
NOT EXERCISABLE AFTER MARCH 3, 2023, OR SUCH EARLIER DATE AS THE RIGHTS ARE REDEEMED, EXCHANGED OR TERMINATED. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY (AS DEFINED BELOW), AT $0.01 PER RIGHT, AND EXCHANGE, IN EACH CASE PURSUANT TO THE TERMS SET FORTH IN THE PLAN (AS DEFINED BELOW). UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE PLAN) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON. ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE PLAN.]1
RIGHTS CERTIFICATE
AVIAT NETWORKS, INC.
This certifies that                     , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Tax Benefit Preservation Plan, dated as of AUGUST 27, 2020 (as the same may be amended or supplemented from time to time, the “Plan”), between Aviat Networks, Inc., a Delaware corporation (the “Company”), and Computershare Inc., a Delaware corporation (the “Rights Agent,” which term shall include any successor Rights Agent pursuant to the Plan), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Plan) and prior to the Expiration Date (as such term is defined in the Plan) at the office of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent, one one-thousandth of a fully paid and nonassessable share of Series A Participating Preferred Stock, par value $0.01 per share (the “Preferred Shares”), of the Company, at an exercise price of $35.00 per one one-thousandth of a Preferred Share (the “Exercise Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandths of a Preferred Share that may be purchased upon exercise hereof) set forth above, and the Exercise Price per share set forth above, are the number and Exercise Price as of AUGUST 27, 2020, based on the Preferred Shares as constituted at such date. As provided in the Plan, the Exercise Price and the number and kind of Preferred Shares or other securities that may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the occurrence of certain events. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Plan) that a number of Rights be exercised so that only whole Preferred Shares will be issued. Capitalized terms used in this Rights Certificate without definition shall have the meanings ascribed to them in the Plan.
Upon the occurrence of a Section 11(a)(ii) Event, if the Rights evidenced by this Rights Certificate are beneficially owned by an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing, such Rights
1 The portion of the legend in brackets is to be inserted only if applicable and will replace the preceding sentence.

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shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.
This Rights Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Plan. Copies of the Plan are on file at the principal executive offices of the Company and the above-mentioned office of the Rights Agent and are available without cost upon written request.
Subject to the provisions of the Plan, the Rights evidenced by this Rights Certificate may be redeemed by the Company, at its option, at a redemption price of $0.01 per Right at any time prior to the earlier of (i) the Distribution Date or (ii) the Close of Business on the Final Expiration Date. In addition, under certain circumstances after any Person becomes an Acquiring Person, the Rights may be exchanged, in whole or in part, for Common Shares, or cash other securities of the Company having essentially the same value or economic rights as such shares. Immediately upon the action of the Board authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights that are not subject to such exchange) will terminate and the Rights will only enable holders to receive the Common Shares (or cash or other securities or assets of the Company) issuable upon such exchange.
This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like number of one one-thousandths of a Preferred Share as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate is exercised in part, then the holder will be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.
No fractions of Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) will be issued upon the exercise of any Right or Rights evidenced hereby. In lieu thereof, a cash payment will be made as provided in the Plan. The Company, at its election, may require that a number of Rights be exercised so that only whole Preferred Shares would be issued.
No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the number of one one-thousandths of a Preferred Share or any other securities of the Company that may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in herein or in the Plan be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as specifically provided in the Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised or exchange in accordance with the Plan.
This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

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WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.
Dated as of , 20[●].
ATTEST:        AVIAT NETWORKS, INC.
By:            By:
Name:            Name:
Title:            Title:
Countersigned:
COMPUTERSHARE, INC.
as Rights Agent
By:
Name:
Title:

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[Form of Reverse Side of Rights Certificate]
FORM OF ASSIGNMENT
(To be executed by the registered holder if such holder desires to transfer the
Rights Certificate.)
FOR VALUE RECEIVED hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint as attorney-in-fact to transfer the within Rights Certificate on the books of the Company, with full power of substitution.
Dated: _______________.

Signature

Signature Medallion Guaranteed:
Signatures must be guaranteed by an “Eligible Guarantor Institution” (with membership in an approved signature guarantee medallion program at a level acceptable to the Rights Agent) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended. All guarantees must be by a financial institution (such as a bank or broker) that is a participant in the Securities Transfer Agents Medallion Program (STAMP), the NASDAQ Medallion Signature Program (MSP) or the Stock Exchanges Medallion Program (SEMP) and must not be dated. Guarantees by a notary public are not acceptable.

4832 Aviat Networks, Inc.
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CERTIFICATE
that:
The undersigned hereby certifies, for the benefit of the Company and all holders of Rights and Common Shares, by checking the appropriate boxes
(1)the Right(s) evidenced by this Rights Certificate are not Beneficially Owned and are
    are not
being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing; and
(2)after due inquiry and to the best knowledge of the undersigned, it did
    did not
acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing.
Dated: _______________.

Signature

Signature Medallion Guaranteed:
Signatures must be guaranteed by an “Eligible Guarantor Institution” (with membership in an approved signature guarantee medallion program at a level acceptable to the Rights Agent) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended. All guarantees must be by a financial institution (such as a bank or broker) that is a participant in the Securities Transfer Agents Medallion Program (STAMP), the NASDAQ Medallion Signature Program (MSP) or the Stock Exchanges Medallion Program (SEMP) and must not be dated. Guarantees by a notary public are not acceptable.

4832 Aviat Networks, Inc.
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[Form of Reverse Side of Rights Certificate – continued]
FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to
exercise Rights represented by the Rights Certificate.)
To: Aviat Networks, Inc.
The undersigned hereby irrevocably elects to exercise Rights represented by this Rights Certificate to purchase the number of one one-thousandths of a Preferred Share (or such other securities of the Company or of any other Person that may be issuable upon the exercise of the Rights) issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of and delivered to:
Please insert social security
or other identifying number

(Please print name and address)

If such number of Rights shall not be all of the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:
Please insert social security
or other identifying number

(Please print name and address)

Dated: _______________.

Signature

Signature Medallion Guaranteed:
Signatures must be guaranteed by an “Eligible Guarantor Institution” (with membership in an approved signature guarantee medallion program at a level acceptable to the Rights Agent) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended. All guarantees must be by a financial institution (such as a bank or broker) that is a participant in the Securities Transfer Agents Medallion Program (STAMP), the NASDAQ Medallion Signature Program (MSP) or the Stock Exchanges Medallion Program (SEMP) and must not be dated. Guarantees by a notary public are not acceptable.

4832 Aviat Networks, Inc.
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FY2026-9196-6153v.2

CERTIFICATE
that:
The undersigned hereby certifies, for the benefit of the Company and all holders of Rights and Common Shares, by checking the appropriate boxes
(1)the Right(s) evidenced by this Rights Certificate are not Beneficially Owned and are
    are not
being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing; and
(2)after due inquiry and to the best knowledge of the undersigned, it did
    did not
acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing.
Dated: _______________.

Signature

Signature Medallion Guaranteed:
Signatures must be guaranteed by an “Eligible Guarantor Institution” (with membership in an approved signature guarantee medallion program at a level acceptable to the Rights Agent) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended. All guarantees must be by a financial institution (such as a bank or broker) that is a participant in the Securities Transfer Agents Medallion Program (STAMP), the NASDAQ Medallion Signature Program (MSP) or the Stock Exchanges Medallion Program (SEMP) and must not be dated. Guarantees by a notary public are not acceptable.

4832 Aviat Networks, Inc.
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FY2026-9196-6153v.2

[Form of Reverse Side of Rights Certificate – continued]
NOTICE
The signature in the foregoing Forms of Assignment and Election to Purchase, as the case may be, must conform to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.
IN THE EVENT THAT THE CERTIFICATIONS SET FORTH IN THE FOREGOING FORMS OF ASSIGNMENT AND ELECTION TO PURCHASE, AS THE CASE MAY BE, ARE NOT COMPLETED, THEN THE COMPANY AND THE RIGHTS AGENT WILL DEEM THE BENEFICIAL OWNER OF THE RIGHTS EVIDENCED BY THIS RIGHT CERTIFICATE TO BE AN ACQUIRING PERSON, AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON, A POST-EVENT TRANSFEREE, A PRE-EVENT TRANSFEREE, A SUBSEQUENT TRANSFEREE OR ANY NOMINEE OF ANY OF THE FOREGOING, AS THE CASE MAY BE, AND SUCH ASSIGNMENT OR ELECTION TO PURCHASE WILL NOT BE HONORED AND THE RIGHTS EVIDENCED BY THIS RIGHTS CERTIFICATE WILL BE DEEMED TO BE NULL AND VOID.

4832 Aviat Networks, Inc.
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Section 41.
FORM OF
SUMMARY OF RIGHTS
SUMMARY OF
TAX BENEFIT PRESERVATION PLAN
OF
AVIAT NETWORKS, INC.
On March 3, 2020, the Board of Directors (the “Board”) of Aviat Networks, Inc. (the “Company”) authorized and declared a dividend distribution of one right (a “Right”) for each outstanding share of common stock, par value $0.01 per share (the “Common Shares”), of the Company to stockholders of record as of the close of business on March 13, 2020 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Participating Preferred Stock, par value $0.01 per share (the “Preferred Shares”), of the Company at an exercise price of $35.00 (the “Exercise Price”) per one one-thousandth of a Preferred Share, subject to adjustment. The complete terms of the Rights are set forth in an Amended and Restated Tax Benefit Preservation Plan (as the same may be amended or supplemented from time to time, the “Plan”), dated as of August 27, 2020, between the Company and Computershare Inc., as rights agent.
By adopting the Plan, the Board is seeking to protect the Company’s ability to use its net operating losses, any loss or deducting attributable to a “net unrealized built-in loss” and other tax attributes (collectively, “Tax Benefits”). The Company views its Tax Benefits as highly valuable assets of the Company that are likely to inure to the benefit of the Company and its stockholders. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code (the “Code”), its ability to use the Tax Benefits could be substantially limited, and the timing of the usage of the Tax Benefits could be substantially delayed, which could significantly impair the value of the Tax Benefits. Generally, an “ownership change” occurs if the percentage of the Company’s stock owned by one or more “five percent stockholders” increases by more than 50 percentage points over the lowest percentage of stock owned by such stockholders at any time during the prior three-year period or, if sooner, since the last “ownership change” experienced by the Company. The Plan is intended to act as a deterrent to any person acquiring 4.9% or more of the outstanding Common Shares without the approval of the Board. This would protect the Tax Benefits because changes in ownership by a person owning less than 4.9% of the Common Shares are not included in the calculation of “ownership change” for purposes of Section 382 of the Code. The Board believes that it is in the best interest of the Company and its stockholders that the Company provide for the protection of the Tax Benefits by adopting the Plan.
For those interested in the specific terms of the Plan, the following is a summary description. Please note, however, that this description is only a summary and is not complete, and should be read together with the entire Plan, which will be filed by the Company with the Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A and a Current Report on Form 8-K. A copy of the Plan is available free of charge from the Company.
Distribution and Transfer of Rights; Rights Certificates
The Board has declared a dividend of one Right for each outstanding Common Share. Prior to the Distribution Date referred to below:
•the Rights will be evidenced by and trade with the certificates for the Common Shares (or, with respect to any uncertificated Common Shares registered in book entry form, by notation in book entry), and no separate rights certificates will be distributed;
•new Common Shares certificates issued after the Record Date will contain a legend incorporating the Plan by reference (for uncertificated Common Shares registered in book entry form, this legend will be contained in a notation in book entry); and
•the surrender for transfer of any certificates for Common Shares (or the surrender for transfer of any uncertificated Common Shares registered in book entry form) will also constitute the transfer of the Rights associated with such Common Shares.
Rights will accompany any new Common Shares that are issued after the Record Date.

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

Distribution Date
Subject to certain exceptions specified in the Plan, the Rights will separate from the Common Shares and become exercisable following (1) the 10th business day (or such later date as may be determined by the Board) after the public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired beneficial ownership of 4.9% or more of the Common Shares or (2) the 10th business day (or such later date as may be determined by the Board) after a person or group announces a tender or exchange offer that would result in ownership by a person or group of 4.9% or more of the Common Shares. For purposes of the Plan, beneficial ownership is defined to include the ownership of derivative securities.
Any person or group of affiliated or associated persons who beneficially owns 4.9% or more of the outstanding Common Shares as of the announcement of the Plan will not be an Acquiring Person, but only for so long as such person or group does not become the beneficial owner of any additional Common Shares.
The date on which the Rights separate from the Common Shares and become exercisable is referred to as the “Distribution Date.”
After the Distribution Date, the Company will mail Rights certificates to the Company’s stockholders as of the close of business on the Distribution Date and the Rights will become transferable apart from the Common Shares. Thereafter, such Rights certificates alone will represent the Rights.
Preferred Shares Purchasable Upon Exercise of Rights
After the Distribution Date, each Right will entitle the holder to purchase, for the Exercise Price, one one-thousandth of a Preferred Share having economic and other terms similar to that of one Common Share. This portion of a Preferred Share is intended to give the stockholder approximately the same dividend, voting and liquidation rights as would one Common Share, and should approximate the value of one Common Share.
More specifically, each one one-thousandth of a Preferred Share, if issued, will:
•not be redeemable;
•entitle holders to quarterly dividend payments of $0.01 per share, or an amount equal to the dividend paid on one Common Share, whichever is greater;
•entitle holders upon liquidation either to receive $1.00 per share or an amount equal to the payment made on one Common Share, whichever is greater;
•have the same voting power as one Common Share; and
•entitle holders to a per share payment equal to the payment made on one Common Share if the Common Shares are exchanged via merger, consolidation or a similar transaction.
Flip-In Trigger
If an Acquiring Person obtains beneficial ownership of 4.9% or more of the Common Shares, except pursuant to an offer for all outstanding Common Shares that the independent members of the Board determine to be fair and not inadequate and to otherwise be in the best interests of the Company and its stockholders after receiving advice from one or more investment banking firms, then each Right will entitle the holder thereof to purchase, for the Exercise Price, a number of Common Shares (or, in certain circumstances, cash, property or other securities of the Company) having a then-current market value of twice the Exercise Price. However, the Rights are not exercisable following the occurrence of the foregoing event until such time as the Rights are no longer redeemable by the Company, as further described below.
Following the occurrence of an event set forth in preceding paragraph, all Rights that are or, under certain circumstances specified in the Plan, were beneficially owned by an Acquiring Person or certain of its transferees will be null and void.

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

Flip-Over Trigger
If, after an Acquiring Person obtains 4.9% or more of the Common Shares, (1) the Company merges into another entity, (2) an acquiring entity merges into the Company or (3) the Company sells or transfers more than 50% of its assets, cash flow or earning power, then each Right (except for Rights that have previously been voided as set forth above) will entitle the holder thereof to purchase, for the Exercise Price, a number of shares of common stock of the person engaging in the transaction having a then-current market value of twice the Exercise Price.
Redemption of the Rights
The Rights will be redeemable at the Company’s option for $0.01 per Right (payable in cash, Common Shares or other consideration deemed appropriate by the Board) at any time on or prior to the 10th business day (or such later date as may be determined by the Board) after the public announcement that an Acquiring Person has acquired beneficial ownership of 4.9% or more of the Common Shares. Immediately upon the action of the Board ordering redemption, the Rights will terminate and the only right of the holders of the Rights will be to receive the $0.01 redemption price. The redemption price will be adjusted if the Company undertakes a stock dividend or a stock split.
Exchange Provision
At any time after the date on which an Acquiring Person beneficially owns 4.9% or more of the Common Shares and prior to the acquisition by the Acquiring Person of 50% of the Common Shares, the Board may exchange the Rights (except for Rights that have previously been voided as set forth above), in whole or in part, for Common Shares at an exchange ratio of one Common Share per Right (subject to adjustment). In certain circumstances, the Company may elect to exchange the Rights for cash or other securities of the Company having a value approximately equal to one Common Share.
Expiration of the Rights
The Rights expire on the earliest of (1) 5:00 p.m., New York City time, on March 3, 2023 (unless such date is extended); (2) the redemption or exchange of the Rights as described above; (3) following (a) the first annual meeting of the stockholders of the Company after the adoption of the Plan if stockholders do not approve the Plan or (b) the first anniversary of the adoption of the Plan if the stockholders have not otherwise approved the Plan; (4) the repeal of Section 382 of the Code or any other change if the Board determines that the Plan is no longer necessary or desirable for the preservation of the Tax Benefits; (5) the time at which the Board determines that the Tax Benefits are fully utilized or no longer available pursuant to Section 382 of the Code or that an ownership change pursuant to Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the Tax Benefits, or materially impair the amount of the Tax Benefits that could be used by the Company in any particular time period, for applicable tax purposes; or (6) a determination by the Board that the Plan is no longer in the best interests of the Company and its stockholders.
Amendment of Terms of the Plan and the Rights
The terms of the Rights and the Plan may be amended in any respect without the consent of the holders of the Rights on or prior to the Distribution Date. Thereafter, the terms of the Rights and the Plan may be amended without the consent of the holders of Rights in order to (1) cure any ambiguities, (2) shorten or lengthen any time period pursuant to the Plan or (3) make changes that do not adversely affect the interests of holders of the Rights.
Voting Rights; Other Stockholder Rights
The Rights will not have any voting rights. Until a Right is exercised, the holder thereof, as such, will have no separate rights as stockholder of the Company.

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

Anti-Dilution Provisions
The Board may adjust the Exercise Price, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Shares or Common Shares.
With certain exceptions, no adjustments to the Exercise Price will be made until the cumulative adjustments amount to at least 1% of the Exercise Price. No fractional Preferred Shares will be issued and, in lieu thereof, an adjustment in cash will be made based on the current market price of the Preferred Shares.
Taxes
The distribution of Rights should not be taxable for federal income tax purposes. However, following an event that renders the Rights exercisable or upon redemption of the Rights, stockholders may recognize taxable income.

(Remainder of Page Intentionally Left Blank)

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

PROXY CARD

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on November 10, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/AVNW2026
You may attend the meeting online via webcast and vote during the meeting. Have the information that is printed on this proxy card available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on November 10, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	For	Against	Abstain
1a. John Mutch	☐	☐	☐
1b. Laxmi Akkaraju	☐	☐	☐
1c. Scott Halliday	☐	☐	☐
1d. Bryan Ingram	☐	☐	☐
1e. Michele Klein	☐	☐	☐
1f. Peter Smith	☐	☐	☐
1g. Bruce Taten	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000713735_1 R2.09.05.010

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Proxy Statement are available at www.proxyvote.com

AVIAT NETWORKS, INC.
Annual Meeting of Stockholders
November 11, 2026
12:30 P.M. CST
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) John Mutch and Peter Smith, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of AVIAT NETWORKS, INC. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 12:30 P.M. CST on November 11, 2026, online via webcast at www.virtualshareholdermeeting.com/AVNW2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. This proxy also authorize(s) John Mutch and Peter Smith, or either of them, to vote at his discretion on any other matter that may properly come before the meeting or any adjournment or postponement of the meeting.

Continued and to be signed on reverse side

0000713735_2 R2.09.05.010

Aviat Networks, Inc.
Proxy Statement – Annex A-2
FY2026